Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Jan. 31, 2013	Jun. 30, 2011
Document and Entity Information [Abstract]
Document Type	10-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Registrant Name	UNITED TECHNOLOGIES CORP /DE/
Entity Central Index Key	0000101829
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 68,802,786,635
Entity Common Stock, Shares Outstanding		916,639,918

Consolidated Statement of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Sales:
Product sales	$ 40,729	$ 38,882	$ 36,615
Service sales	16,979	16,872	15,660
Total net sales	57,708	55,754	52,275
Costs and Expenses:
Cost of products sold	31,094	29,252	27,513
Cost of services sold	11,059	11,117	10,441
Research and development	2,371	1,951	1,656
Selling, general and administrative	6,452	6,161	5,798
Total costs and expenses	50,976	48,481	45,408
Other income, net	952	573	31
Operating profit	7,684	7,846	6,898
Interest expense, net	773	496	650
Income from continuing operations before income taxes	6,911	7,350	6,248
Income tax expense	1,711	2,134	1,725
Net income from continuing operations	5,200	5,216	4,523
Discontinued operations (Note 3):
Income from operations	171	255	290
Gain on disposal	861	0	0
Income tax expense	(742)	(97)	(102)
Net income from discontinued operations	290	158	188
Net income	5,490	5,374	4,711
Less: Non-controlling interest in subsidiaries' earnings	360	395	338
Net income attributable to common shareowners	5,130	4,979	4,373
Net income attributable to common shareowners:
Net income from continuing operations	4,847	4,831	4,195
Net income from discontinued operations	$ 283	$ 148	$ 178
Earnings Per Share of Common Stock - Basic:
Net income from continuing operations	$ 5.41	$ 5.41	$ 4.62
Net income attributable to common shareowners	$ 5.73	$ 5.58	$ 4.82
Earnings Per Share of Common Stock - Diluted:
Net income from continuing operations	$ 5.35	$ 5.33	$ 4.55
Net income attributable to common shareowners	$ 5.66	$ 5.49	$ 4.74
Dividends Per Share of Common Stock	$ 2.03	$ 1.865	$ 1.7
Weighted average number of shares outstanding:
Basic shares	895.2	892.3	907.9
Diluted shares	906.6	906.8	922.7

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Top Element - 00007 - Statement- Consolidated Statement of Comprehensive Income Abstract
Net income	$ 5,490	$ 5,374	$ 4,711
Foreign currency translation adjustments
Foreign currency translation adjustments arising during the period	556	(278)	(39)
Less: reclassification adjustments for (gain) loss on sale of an investment in	(100)	115	21
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, before Tax, Portion Attributable to Parent	456	(163)	(18)
Change in pension and post-retirement benefit plans
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, before Tax	(1,542)	(2,692)	(701)
Prior service credit (cost) arising during period	211	(21)	(121)
Other	(3)	(9)	(3)
Less: amortization of actuarial loss, prior service cost, and transition obligation	689	441	265
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax, Portion Attributable to Parent	(645)	(2,281)	(560)
Tax benefit	205	796	224
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax, Portion Attributable to Parent	(440)	(1,485)	(336)
Unrealized (loss) gain on available-for-sale securities
Unrealized holding gain arising during period	91	78	149
Less: reclassification adjustments for (gain) loss included in net income	(123)	(27)	8
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, Portion Attributable to Parent	(32)	51	157
Tax benefit (expense)	13	(21)	(61)
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Portion Attributable to Parent	(19)	30	96
Change in unrealized cash flow hedging
Unrealized cash flow hedging gain (loss) arising during period	88	(46)	72
Less: gain reclassified into Product sales	(31)	(96)	(119)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, before Tax, Portion Attributable to Parent	57	(142)	(47)
Tax (expense) benefit	(4)	36	18
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax, Portion Attributable to Parent	53	(106)	(29)
Other comprehensive income (loss), net of tax (expense) benefit	50	(1,724)	(287)
Comprehensive income	5,540	3,650	4,424
Less: comprehensive income attributable to non-controlling interest	(368)	(392)	(333)
Comprehensive income atrributable to common shareowners	$ 5,172	$ 3,258	$ 4,091

Consolidated Balance Sheet (USD $)	Dec. 31, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$ 4,819,000,000	$ 5,960,000,000
Accounts receivable (net of allowance for doubtful accounts of $443 and $394)	11,099,000,000	9,546,000,000
Inventories and contracts in progress, net	9,537,000,000	7,797,000,000
Future income tax benefits, current	1,611,000,000	1,662,000,000
Assets held for sale	1,071,000,000	0
Other assets, current	1,473,000,000	793,000,000
Total Current Assets	29,610,000,000	25,758,000,000
Customer financing assets	1,150,000,000	1,035,000,000
Future income tax benefits	1,599,000,000	2,387,000,000
Fixed assets, net	8,518,000,000	6,201,000,000
Goodwill	27,801,000,000	17,943,000,000
Intangible assets, net	15,189,000,000	3,918,000,000
Other assets	5,542,000,000	4,210,000,000
Total Assets	89,409,000,000	61,452,000,000
Liabilities and Equity
Short-term borrowings	503,000,000	630,000,000
Accounts payable	6,431,000,000	5,570,000,000
Accrued liabilities	15,310,000,000	12,287,000,000
Liabilities held for sale	421,000,000	0
Long-term debt currently due	1,121,000,000	129,000,000
Total Current Liabilities	23,786,000,000	18,616,000,000
Long-term debt	21,597,000,000	9,501,000,000
Future pension and postretirement benefit obligations	7,520,000,000	5,007,000,000
Other long-term liabilities	9,199,000,000	5,150,000,000
Total Liabilities	62,102,000,000	38,274,000,000
Commitments and contingent liabilities (Notes 5 and 18)
Redeemable non-controlling interest	238,000,000	358,000,000
Capital Stock:
Preferred Stock, $1 par value; 250,000 shares authorized; None issued or outstanding	0	0
Common Stock, $1 par value; 4,000,000 shares authorized; 1,407,780 and 1,400,212 shares issued	13,976,000,000	13,445,000,000
Treasury Stock - 488,931 and 492,990 common shares at average cost	(19,251,000,000)	(19,410,000,000)
Retained earnings	36,776,000,000	33,487,000,000
Unearned ESOP shares	(139,000,000)	(152,000,000)
Total Accumulated other comprehensive loss	(5,448,000,000)	(5,490,000,000)
Total Shareowners' Equity	25,914,000,000	21,880,000,000
Non-controlling interest	1,155,000,000	940,000,000
Total Equity	27,069,000,000	22,820,000,000
Total Liabilities and Equity	$ 89,409,000,000	$ 61,452,000,000

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Balance Sheet
Allowance for doubtful accounts	$ 443	$ 394
Preferred Stock, par value	$ 1	$ 1
Preferred Stock. shares authorized	250,000	250,000
Preferred Stock, shares outstanding	0	0
Common Stock, par value	$ 1	$ 1
Common Stock, shares authorized	4,000,000	4,000,000
Common Stock, Shares, Issued	1,407,780	1,400,212
Treasury Stock, shares	488,931	492,990

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Activities of Continuing Operations:
Net income attributable to common shareowners	$ 5,130	$ 4,979	$ 4,373
Non-controlling interest in subsidiaries' earnings	360	395	338
Net income	5,490	5,374	4,711
Less: Net income from discontinued operations	290	158	188
Net income from continuing operations	5,200	5,216	4,523
Adjustments to reconcile income from continuing operations to net cash flows provided by operating activities of continuing operations:
Depreciation and amortization	1,524	1,263	1,300
Deferred income tax provision	120	334	425
Stock compensation cost	210	221	148
Change in:
Accounts receivable	(165)	(697)	(313)
Inventories and contracts in progress	(539)	(330)	(259)
Other current assets	(4)	(24)	(20)
Accounts payable and accrued liabilities	811	760	1,168
Global pension contributions	(430)	(551)	(1,299)
Other operating activities, net	(122)	268	47
Net cash flows provided by operating activities of continuing operations	6,605	6,460	5,720
Investing Activities of Continuing Operations:
Capital expenditures	(1,389)	(929)	(838)
Increase in customer financing assets	(100)	(42)	(219)
Decrease in customer financing assets	75	92	162
Investments in businesses	(16,026)	(357)	(2,742)
Dispositions of businesses	425	494	205
Increase in collaboration intangible assets	1,543	0	0
Other investing activities, net	(237)	70	282
Net cash flows used in investing activities of continuing operations	(18,795)	(672)	(3,150)
Financing Activities of Continuing Operations:
Issuance of long-term debt	10,899	59	2,362
Repayment of long-term debt	(842)	(616)	(1,751)
(Decrease) increase in short-term borrowings, net	(214)	562	(141)
Common Stock issued under employee stock plans	522	226	386
Dividends paid on Common Stock	(1,752)	(1,602)	(1,482)
Repurchase of Common Stock	0	(2,175)	(2,200)
Other financing activities, net	(592)	(437)	(314)
Net cash flows provided by (used in) financing activities of continuing operations	8,021	(3,983)	(3,140)
Discontinued Operations:
Net cash provided by operating activities	41	130	186
Net cash provided by (used in) investing activities	2,974	(35)	(37)
Net cash used in financing activities	0	(22)	(13)
Net cash flows provided by discontinued operations	3,015	73	136
Effect of foreign exchange rate changes on cash and cash equivalents	30	(1)	68
Net (decrease) increase in cash and cash equivalents	(1,124)	1,877	(366)
Cash and cash equivalents, beginning of year	5,960	4,083	4,449
Cash and cash equivalents, end of year	4,836	5,960	4,083
Less: Cash and cash equivalents of businesses held for sale	17	0	0
Cash and cash equivalents	4,819	5,960	4,083
Supplemental Disclosure of Cash Flow Information:
Interest paid, net of amounts capitalized	725	642	753
Income taxes paid, net of refunds	1,772	1,432	1,222
Non-cash investing and financing activities include:
Contributions of UTC Common Stock to domestic defined benefit pension plans	$ 0	$ 450	$ 250

Consolidated Statement of Changes in Equity (USD $) In Millions, unless otherwise specified	Total	Common Stock [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Unearned ESOP Shares [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Non-controlling Interest [Member]	Redeemable Non-controlling Interest [Member]
Balance at Dec. 31, 2009	$ 20,999	$ 11,746	$ (15,408)	$ 27,396	$ (181)	$ (3,487)	$ 933	$ 389
Comprehensive income (loss):
Net income	4,711			4,373			338
Redeemable non-controlling interest in subsidiaries' earnings	(24)						(24)	24
Other comprehensive income (loss), net of tax	(282)					(282)		(5)
Common Stock issued under employee plans, net of tax benefit	725	746	7	(43)	15
Common Stock contributed to defined benefit pension plans	250	117	133
Common Stock repurchased	(2,200)		(2,200)
Dividends on Common Stock	(1,482)			(1,482)
Dividends on ESOP Common Stock	(62)			(62)
Dividends attributable to non-controlling interest	(338)						(338)	(19)
Redeemable non-controlling interest accretion	9			9				(9)
Purchase of subsidiary shares from non-controlling interest	(24)	(12)					(12)
Sale of subsidiary shares in non-controlling interest	38						38	65
Other changes in non-controlling interest	12						12	2
Balance at Dec. 31, 2010	22,332	12,597	(17,468)	30,191	(166)	(3,769)	947	317
Comprehensive income (loss):
Net income	5,374			4,979			395
Redeemable non-controlling interest in subsidiaries' earnings	(25)						(25)	25
Other comprehensive income (loss), net of tax	(1,727)					(1,721)	(6)	3
Common Stock issued under employee plans, net of tax benefit	687	672	10	(9)	14
Common Stock contributed to defined benefit pension plans	450	227	223
Common Stock repurchased	(2,175)		(2,175)
Dividends on Common Stock	(1,602)			(1,602)
Dividends on ESOP Common Stock	(63)			(63)
Dividends attributable to non-controlling interest	(363)						(363)	(15)
Redeemable non-controlling interest accretion	(9)			(9)				9
Purchase of subsidiary shares from non-controlling interest	(73)	(54)					(19)	(2)
Sale of subsidiary shares in non-controlling interest	26	3					23
Other changes in non-controlling interest	(12)						(12)	21
Balance at Dec. 31, 2011	22,820	13,445	(19,410)	33,487	(152)	(5,490)	940	358
Comprehensive income (loss):
Net income	5,490			5,130			360
Redeemable non-controlling interest in subsidiaries' earnings	(24)						(24)	24
Other comprehensive income (loss), net of tax	44					42	2	6
Common Stock issued under employee plans, net of tax benefit	654	643	18	(20)	13
Treasury Stock reissued under employee plans	279	138	141
Equity Units issuance	(216)	(216)
Dividends on Common Stock	(1,752)			(1,752)
Dividends on ESOP Common Stock	(67)			(67)
Dividends attributable to non-controlling interest	(337)						(337)	(18)
Redeemable non-controlling interest accretion	(2)			(2)				2
Purchase of subsidiary shares from non-controlling interest	(38)	(34)					(4)	(34)
Sale of subsidiary shares in non-controlling interest	52						52
Amount of Redeemable Noncontrolling Interest Reclassified	100						100	(100)
Other changes in non-controlling interest	66						66
Balance at Dec. 31, 2012	$ 27,069	$ 13,976	$ (19,251)	$ 36,776	$ (139)	$ (5,448)	$ 1,155	$ 238

Consolidated Statement of Changes in Equity (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement Of Changes in Equity
Common Stock issued under employee plans, shares	8,000,000	7,200,000	11,800,000
Tax benefit from Common Stock issued under employee plans	$ 67	$ 81	$ 94
Common Stock contributed to defined benefit pension plans, shares	0	5,700,000	3,800,000
Common Stock repurchased, shares	0	26,900,000	31,000,000
Treasury stock reissued under employee plans, shares	3,600,000	0	0

Note 1: Summary of Accounting Principles	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 1: Summary of Accounting Principles

Note 1: Summary of Accounting Principles

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates. Certain reclassifications have been made to the prior year amounts to conform to the current year presentation. On September 28, 2011, we announced a new organizational structure that allows us to better serve customers through greater integration across product lines. Effective January 1, 2012, we formed the UTC Climate, Controls & Security segment which combines the former Carrier and UTC Fire & Security segments. On July 26, 2012 we acquired Goodrich Corporation (Goodrich). As a result of the acquisition, Goodrich became a wholly-owned subsidiary of UTC. The acquired Goodrich business and legacy Hamilton Sundstrand business have been combined to form a new segment named UTC Aerospace Systems. This segment and our Pratt & Whitney segment are separately reportable segments, although they are both included within the newly formed UTC Propulsion & Aerospace Systems organizational structure. In 2012, UTC's Board of Directors approved plans for the divestiture of a number of non-core businesses to help fund the Goodrich acquisition. The results of operations, including any realized gains and realized or expected losses on disposition and the related cash flows, which result from these non-core businesses have been reclassified to Discontinued Operations in our Consolidated Statement of Operations and Consolidated Statement of Cash Flows for all periods presented. See Note 3 for further discussion.

Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.

Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2012 and 2011, the amount of such restricted cash was approximately $35 million and $37 million, respectively and is included in Other assets, current.

Accounts Receivable. Current and long-term accounts receivable include retainage of $172 million and $154 million and unbilled receivables of $1,363 million and $1,060 million as of December 31, 2012 and 2011, respectively.

Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business. Long-term accounts receivable are included in Other assets in the Consolidated Balance Sheet.

Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available-for-sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.

Inventories and Contracts in Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain UTC Aerospace Systems and UTC Climate, Controls & Security entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by $139 million and $144 million at December 31, 2012 and 2011, respectively.

Costs accumulated against specific contracts or orders are at actual cost. Inventory in excess of requirements for contracts and current or anticipated orders have been reserved as appropriate. Manufacturing costs are allocated to current production and firm contracts.

Fixed Assets. Fixed assets are stated at cost. Depreciation is recorded over the fixed assets' useful lives using the straight-line method.

Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the FASB ASC Topic “Intangibles – Goodwill and Other” . This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value. During 2012 we early-adopted the FASB Accounting Standards Update (ASU) No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” in connection with the performance of our annual goodwill and indefinite-lived intangible assets impairment test. This ASU intends to align impairment testing guidance among indefinite-lived asset categories. This ASU allows an assessment based on qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired prior to determining whether it is necessary to perform the quantitative impairment test in accordance with FASB ASC Subtopic 350-30, “Intangibles - Goodwill and Other - General Intangibles Other than Goodwill.” During 2012, we recorded pre-tax goodwill impairment charges of approximately $360 million and $590 million related to Pratt & Whitney Rocketdyne (Rocketdyne) and Clipper Windpower (Clipper), respectively. The goodwill impairment charges result from the decision to dispose of both Rocketdyne and Clipper within a relatively short period after acquiring the businesses. Consequently, there has not been sufficient opportunity for the long-term operations to recover the value implicit in goodwill at the initial date of acquisition. During 2011 and 2010, we did not record any significant impairments to the carrying value of goodwill or indefinite-lived intangible assets.

Intangible assets consist of service portfolios, patents, trademarks/tradenames, customer relationships and other intangible assets including a collaboration asset established in connection with the restructuring of IAE International Aero Engines AG (IAE) as discussed further in Note 2. Also included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are to be amortized as the related OEM and Aftermarket units are delivered.

Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. For both our commercial aerospace collaboration assets and exclusivity arrangements, the pattern of economic benefit generally results in lower amortization during the development period with increasing amortization as programs enter full rate production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. The range of estimated useful lives is as follows:

       Collaboration asset              30 years

       Customer relationships and related programs       2 to 32 years

       Purchased service contracts              5 to 30 years

       Patents & trademarks              3 to 40 years

       Exclusivity assets              3 to 25 years

Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value. During the years ended December 31, 2012 and 2011, we had certain non-recurring fair value measurements resulting in impairment charges of $168 million and $66 million, respectively. See Note 14. Additionally, in 2012 we recorded pre-tax net asset impairment charges of approximately $179 million related to UTC Power in discontinued operations. The impairment charge at UTC Power results from the disposition of the business before the benefits of technology investments were fully realized.

Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition. Sales under government and commercial fixed-price contracts and government fixed-price-incentive contracts are recorded at the time deliveries are made or, in some cases, on a percentage-of-completion basis. Sales under cost-reimbursement contracts are recorded as work is performed. Sales for elevators, escalators, installation and modernization contracts are accounted for under the percentage-of-completion method.

Losses, if any, on long-term contracts are provided for when anticipated. Loss provisions on original equipment contracts are recognized to the extent that estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate, exceed the projected revenue from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangement include products purchased under contract and, in the large commercial engine and wheels and brakes businesses, future highly probable sales of replacement parts required by regulation that are expected to be purchased subsequently for incorporation into the original equipment. Revenue projections used in determining contract loss provisions are based upon estimates of the quantity, pricing and timing of future product deliveries. Losses are generally recognized on shipment to the extent that inventoriable manufacturing costs, estimated warranty costs and product performance guarantee costs, as appropriate, exceed revenue realized. Contract accounting requires estimates of future costs over the performance period of the contract as well as estimates of award fees and other sources of revenue. These estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and helicopter contracts is measured using units of delivery. In addition, we use the cost-to-cost method for elevator and escalator sales, installation and modernization contracts in the commercial businesses. For long-term aftermarket contracts, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method in accordance with the Revenue Recognition Topic of the FASB ASC. In 2012, we recorded a $157 million charge on the CH-148 Canadian Maritime Helicopter program resulting from ongoing program delays.

Service sales, representing aftermarket repair and maintenance activities, are recognized over the contractual period or as services are performed. In the commercial businesses, revenue is generally recognized on a straight-line basis. In the aerospace businesses, revenue is generally recognized in proportion to cost.

Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborators for their share of revenues are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.

UTC Climate, Controls & Security customarily offers its customers incentives to purchase products to ensure an adequate supply of its products in the distribution channels. The principal incentive program provides reimbursements to distributors for offering promotional pricing for our products. We account for incentive payments made as a reduction in sales.

Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets including specific aircraft engine sales, total aircraft engine sales volume and total year-over-year sales growth of the entity receiving the government funding. Given the conditional and uncertain nature of any repayment obligations, royalty expense is typically recorded only upon engine shipment or is otherwise accrued monthly based upon the forecasted impact for the current year. The cumulative funding received under existing relationships has been approximately $2.0 billion of which approximately $450 million has been repaid to date in the form of royalties.

Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized. Research and development costs in excess of contractual consideration is expensed as incurred.

Foreign Exchange and Hedging Activity. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract.

All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings.

Additional information pertaining to foreign currency forward contracts is included in Note 14.

Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Asset Retirement Obligations. We record the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which it is determined to exist, if a reasonable estimate of fair value can be made. Upon initial recognition of a liability, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is increased for changes in its present value and the capitalized cost is depreciated over the useful life of the related asset. We have determined that conditional legal obligations exist for certain of our worldwide owned and leased facilities related primarily to building materials. As of December 31, 2012 and 2011, the outstanding liability for asset retirement obligations was $174 million and $164 million, respectively.

Pension and Postretirement Obligations. Guidance under the FASB ASC Topic Compensation – Retirement Benefits requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Business Acquisitions and Dispositions. Our investments in businesses in 2012, 2011 and 2010 totaled $18.6 billion (including debt assumed of $2.6 billion), $372 million (including debt assumed of $15 million) and $2.8 billion (including debt assumed of $39 million), respectively.

On July 26, 2012, we completed the acquisition of Goodrich, a global supplier of systems and services to the aerospace and defense industry with 2011 sales of $8.1 billion. Goodrich products include aircraft nacelles and interior, actuation, landing and electronic systems. Under the terms of the agreement, Goodrich shareholders received $127.50 in cash for each share of Goodrich common stock they owned on July 26, 2012. This equated to a total enterprise value of $18.3 billion, including $1.9 billion in net debt assumed. The acquired Goodrich businesses were combined with the legacy Hamilton Sundstrand businesses to form the new UTC Aerospace Systems segment. The Goodrich acquisition and the formation of UTC Aerospace Systems provide increased scale, financial strength and complementary product offerings, allowing us to significantly strengthen our position in the aerospace and defense industry, create aftermarket efficiencies for our customers, accelerate our ability to drive innovation within the aerospace industry, and enhance our ability to support our customers with more integrated systems. This acquisition, coupled with our acquisition of an additional interest in IAE, as discussed below, further advances UTC's strategy of focusing on our core businesses.

To finance the cash consideration for the Goodrich acquisition and pay related fees, expenses and other amounts due and payable, we utilized the previously disclosed net proceeds of approximately $9.6 billion from the $9.8 billion of long-term notes issued on June 1, 2012, the net proceeds of approximately $1.1 billion from the equity units issued on June 18, 2012, $3.2 billion from the issuance of commercial paper during July 2012, and $2.0 billion of proceeds borrowed under our April 24, 2012 term loan credit agreement. For the remainder of the cash consideration, we utilized approximately $0.5 billion of cash and cash equivalents generated from operating activities.

Preliminary Allocation of Consideration Transferred to Net Assets Acquired:

The following amounts represent the preliminary determination of the fair value of identifiable assets acquired and liabilities assumed from the Goodrich acquisition. The final determination of the fair value of certain assets and liabilities will be completed within the one year measurement period from the date of acquisition as required by the FASB ASC Topic 805, “Business Combinations”. The size and breadth of the Goodrich acquisition will necessitate the use of this measurement period to adequately analyze and assess a number of the factors used in establishing the asset and liability fair values as of the acquisition date including the significant contractual and operational factors underlying the customer relationship intangible asset; the final negotiated sales values for businesses that are required to be sold as part of the regulatory approval of the Goodrich acquisition; the assumptions underpinning certain reserves such as those for environmental obligations, and the related tax impacts of any changes made. Any potential adjustments made could be material in relation to the preliminary values presented below:

(Dollars in millions)
Cash and cash equivalents	$538
Accounts receivable, net	1,182
Inventories and contracts in progress, net	1,729
Future income tax benefits, current	280
Other assets, current	574
Fixed assets	2,342
Intangible assets:
Customer relationships and related program assets	8,550
Trademarks	1,550
Other assets	1,831
Short-term borrowings	(83)
Accounts payable	(443)
Accrued liabilities	(2,242)
Long-term debt	(2,961)
Future pension and postretirement benefit obligations	(1,745)
Other long-term liabilities:
Customer contractual obligations	(2,050)
Other long-term liabilities	(3,758)
Non-controlling interests	(41)
Total identifiable net assets	5,253
Goodwill	11,167
Total consideration transferred	$16,420

In order to allocate the consideration transferred for Goodrich, the fair values of all identifiable assets and liabilities needed to be established. For accounting and financial reporting purposes, fair value is defined under FASB ASC Topic 820, “Fair Value Measurements and Disclosures” as the price that would be received upon sale of an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, fair value measurements for an asset assume the highest and best use of that asset by market participants. Use of different estimates and judgments could yield different results.

In determining the fair value of identifiable assets acquired and liabilities assumed, a review was conducted for any significant contingent assets or liabilities existing as of the acquisition date. The preliminary assessment did not note any significant contingencies related to existing legal or government action. Based upon our existing practices and phase II environmental assessments done on a number of Goodrich sites, we determined that environmental liability obligations of $232 million were assumed in connection with the acquisition.

The fair values of the customer relationship and related program intangible assets, which include the related aerospace program OEM and aftermarket cash flows, were determined by using an “income approach” which is the most common valuation approach utilized. Under this approach, the net earnings attributable to the asset or liability being measured are isolated using the discounted projected net cash flows. These projected cash flows are isolated from the projected cash flows of the combined asset group over the remaining economic life of the intangible asset or liability being measured. Both the amount and the duration of the cash flows are considered from a market participant perspective. Our estimates of market participant net cash flows considered historical and projected pricing, remaining developmental effort, operational performance including company specific synergies, aftermarket retention, product life cycles, material and labor pricing, and other relevant customer, contractual and market factors. Where appropriate, the net cash flows are probability-adjusted to reflect the uncertainties associated with the underlying assumptions, as well as the risk profile of the net cash flows utilized in the valuation. The probability-adjusted future cash flows are then discounted to present value using an appropriate discount rate. The customer relationship and related program intangible assets are being amortized on a straight-line basis (which approximates the economic pattern of benefits) over the estimated economic life of the underlying programs of 10 to 25 years.

We also identified customer contractual obligations on certain original equipment manufacturing (OEM) development programs where the expected costs exceed the expected revenue under contract. We measured these liabilities under the measurement provisions of FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, which is based on the price to transfer the obligation to a market participant at the measurement date, assuming that the liability will remain outstanding in the marketplace. Based on the estimated net cash outflows of the OEM developmental programs plus a reasonable contracting profit margin required to transfer the contracts to market participants, we recorded assumed liabilities of approximately $2 billion. These liabilities will be liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligation for the next five years is expected to be as follows: $283 million in 2013, $292 million in 2014, $221 million in 2015, $236 million in 2016, and $220 million in 2017.

Goodrich had not recorded an income tax liability on the unremitted earnings of its non-U.S. subsidiaries, which were approximately $853 million as of December 31, 2011. In connection with the Goodrich acquisition, UTC has made a determination to repatriate certain of these unremitted earnings, making such amounts subject to both U.S. and non-U.S. income taxes. Accordingly, an income tax liability of $219 million was recorded in purchase accounting for the unremitted earnings no longer considered permanently reinvested.

In accordance with conditions imposed for regulatory approval the Goodrich acquisition, UTC must dispose of the electric power systems and pumps and engine controls businesses of Goodrich. These businesses have been held separate from UTC's and Goodrich's ongoing businesses pursuant to regulatory obligations. On October 16, 2012, we announced an agreement to sell the electric power systems business for $400 million to Safran S.A., and on January 18, 2013, we announced an agreement to sell the pumps and engine controls business to Triumph Group, Inc. The closings of both sales are expected by the end of the first quarter of 2013 and are subject to regulatory approvals and other customary closing conditions.

Pre-Existing Relationships:

Our Pratt & Whitney division entered into a preferred supplier contract in 2010 with Goodrich for the development and subsequent production of nacelles for the PW1500G (Bombardier C Series) and PW1200G (Mitsubishi Regional Jet). That preferred supplier contract replaced previous contracts and preliminary Memorandum of Understandings entered into in 2006 and 2008. Under the 2010 agreement, Pratt & Whitney agreed to fund Goodrich's non-recurring development effort and established a recurring price for the production nacelles. Prior to the date of the Goodrich acquisition, Pratt & Whitney and Goodrich had asserted claims against each other in a contractual dispute and would have ultimately arbitrated the matter were it not for the acquisition. In accordance with FASB ASC Topic 805, “Business Combinations”, pre-existing relationships must be effectively settled at acquisition as the relationships become intercompany relationships upon acquisition and are eliminated in the post-combination financial statements. Any resulting settlement gains or losses should be measured at fair value and recorded on the acquisition date. Accordingly, a $46 million gain was recorded in other income by Pratt & Whitney in 2012 based upon a third party determination of the probability-weighted outcome had the matter gone to arbitration.

Acquisition-Related Costs:

Acquisition-related costs have been expensed as incurred. In 2012 and 2011, approximately $95 million and $84 million, respectively, of transaction costs (including integration costs) have been incurred in addition to approximately $67 million of restructuring costs, including exit costs in connection with the acquisition (see additional discussion in Note 13). In connection with the financing of the Goodrich acquisition, approximately $199 million in interest costs have been recorded in 2012.

Under Goodrich's pre-existing management continuity arrangements (MCAs), we assumed change-in-control obligations related to certain executives at Goodrich. We evaluated the change-in-control provisions governed by the MCAs and for certain of the executives, we determined that we had assumed liabilities of approximately $74 million as the benefit payments were effectively single trigger arrangements in substance. We measured the assumed liability based on fair value concepts of FASB ASC Topic 820, “Fair Value Measurements”, using weighted average techniques of possible outcomes of the employees electing to receive such benefits. We expensed approximately $12 million for MCAs where we amended the term of the MCAs beyond the original expiration date for certain executives.

Supplemental Pro-Forma Data:

Goodrich's results of operations have been included in UTC's financial statements for the period subsequent to the completion of the acquisition on July 26, 2012. Goodrich contributed sales of approximately $3.6 billion and operating profit of approximately $245 million for the period from the completion of the acquisition through December 31, 2012. The following unaudited supplemental pro-forma data presents consolidated information as if the acquisition had been completed on January 1, 2011. The pro-forma results were calculated by combining the results of UTC with the stand-alone results of Goodrich for the pre-acquisition periods, which were adjusted to account for certain costs which would have been incurred during this pre-acquisition period:

(Dollars in millions, except per share amounts)	2012	2011
Net sales	$62,173	$63,233
Net income attributable to common shareowners
from continuing operations	5,095	4,969
Basic earnings per share of common stock
from continuing operations	5.69	5.57
Diluted earnings per share of common stock
from continuing operations	5.62	5.48

The unaudited supplemental pro-forma data above includes the following significant adjustments made to account for certain costs which would have been incurred if the acquisition had been completed on January 1, 2011, as adjusted for the applicable tax impact. As the Goodrich acquisition was completed on July 26, 2012, the pro-forma adjustments for 2012 and 2011 in the table below only include the required adjustments through July 26, 2012:

(Dollars in millions)	2012	2011
Amortization of inventory fair value adjustment [1]	$(103)	$103
Amortization of acquired Goodrich intangible assets, net [2]	108	184
Utilization of contractual customer obligation [3]	(96)	(200)
UTC/Goodrich fees for advisory, legal, accounting services [4]	-	196
Interest expense incurred on acquisition financing, net [5]	63	175

[1] Added the expense for inventory fair value adjustments which would have been amortized as the corresponding inventory would have been completely sold during the first two quarters of 2011, and removed the corresponding expense recognized during the last two quarters of 2012.

[2] Added the additional amortization of the acquired Goodrich intangible assets recognized at fair value in purchase accounting and eliminated the historical Goodrich intangible asset amortization expense.

[3] Added the additional utilization of the Goodrich contractual customer obligation recognized in purchase accounting.

[4] Added the UTC/Goodrich fees that were incurred in connection with the acquisition of Goodrich to the first quarter of 2011.

[5] Added the additional interest expense for the debt incurred to finance our acquisition of Goodrich and reduced interest expense for the debt fair value adjustment which would have been amortized.

The unaudited supplemental pro-forma financial information does not reflect the potential realization of cost savings relating to the integration of the two companies. Further, the pro-forma data should not be considered indicative of the results that would have occurred if the acquisition and related financing been consummated on January 1, 2011, nor are they indicative of future results.

Other Acquisition and Disposition Activity:

In 2012, UTC approved plans for the divestiture of a number of non-core businesses. Cash generated from these divestitures is intended to be used to repay debt incurred to finance the Goodrich acquisition. See Note 3 for further discussion.

On June 29, 2012, Pratt & Whitney, Rolls-Royce plc (Rolls-Royce), MTU Aero Engines AG (MTU), and Japanese Aero Engines Corporation (JAEC), participants in the IAE collaboration, completed a restructuring of their interests in IAE. Under the terms of the agreement, Rolls-Royce sold its ownership and collaboration interests in IAE to Pratt & Whitney, while also entering into an agreement to license its V2500 intellectual property to Pratt & Whitney. In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce during the fifteen year period following closing of the purchase, conditional upon each hour flown by V2500-powered aircraft in service at the closing. The collaboration interest and intellectual property licenses are reflected as intangible assets and will be amortized in relation to the economic benefits received over the remaining estimated 30 year life of the V2500 program. Rolls-Royce will continue to support the program as a strategic supplier for the V2500 engine and continue to manufacture parts and assemble engines. Pratt & Whitney entered into a collaboration arrangement with MTU with respect to a portion of the acquired collaboration interest in IAE for consideration of approximately $233 million with additional payments due to Pratt & Whitney in the future. As a result of these transactions, Pratt & Whitney holds a 61% net interest in the collaboration and a 49.5% ownership interest in IAE. IAE's business purpose is to coordinate the design, development, manufacturing and product support of the V2500 program through involvement with the collaborators. IAE retains limited equity with the primary economics of the V2500 program passed to the participants in the separate collaboration arrangement. As such, IAE was determined to be a variable interest entity (VIE), and Pratt & Whitney its primary beneficiary under the criteria established in the FASB ASC Topic “Consolidations” and has, therefore, been consolidated post-transaction. The consolidation of IAE resulted in a gain of $21 million recognized during the second quarter of 2012 on the re-measurement to fair value of our previously held equity interest. The carrying amounts and classification of assets and liabilities for IAE in our Consolidated Balance Sheet as of December 31, 2012 are as follows:

(Dollars in millions)
Current assets	$1,308
Noncurrent assets	899
Total assets	$2,207

Current liabilities	$1,468
Noncurrent liabilities	781
Total liabilities	$2,249

UTC Climate, Controls & Security continued its portfolio transformation efforts in 2012 with the completed and pending disposition of a number of businesses resulting in impairment and other charges totaling approximately $180 million. UTC Climate, Controls & Security also sold a controlling interest in a manufacturing and distribution joint venture in Asia generating a gain of approximately $215 million, and a controlling interest in a Canadian distribution business generating a gain of approximately $120 million.

In November 2011, UTC Climate, Controls & Security formed a venture controlled by Midea Group of China (Midea) for the manufacture and distribution of heating, ventilating, and air-conditioning (HVAC) products in Brazil, Argentina, and Chile. The venture is comprised of UTC Climate, Controls & Security's existing HVAC operations in the three countries and Midea's distribution entity. Midea owns 51% of the venture and UTC Climate, Controls & Security 49%. This joint venture strengthened UTC Climate, Controls & Security's global strategic relationship with Midea and expands the manufacturing and distribution of residential and light commercial HVAC systems in Brazil, Argentina, and Chile. UTC Climate, Controls & Security recognized a gain of approximately $80 million in 2011 as a result of this transaction.

During 2011, we recorded an other-than-temporary impairment charge totaling $66 million on an equity investment held by UTC Climate, Controls & Security, in order to write-down our investment to market value as of December 31, 2011. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations.

On March 1, 2010, we completed the acquisition of the GE Security business for approximately $1.8 billion, including debt assumed of $32 million. The GE Security business supplies security and fire safety technologies for commercial and residential applications through a broad product portfolio that includes fire detection and life safety systems, intrusion alarms, and video surveillance and access control systems. This business, which has been integrated into our UTC Climate, Controls & Security segment, enhanced UTC Climate, Controls & Security's geographic diversity through GE Security's strong North American presence, while increasing total product and technology offerings. In connection with the acquisition of GE Security, we recorded approximately $600 million of identifiable intangible assets and $1.1 billion of goodwill. The goodwill recorded reflects synergies expected to be realized through the combination of GE Security's products, resources and management talent with those of the existing UTC Climate, Controls & Security business to enhance competitiveness, accelerate the development of certain product offerings, drive improved operational performance and secure additional service channels. Additionally, the combined business has provided the opportunity for significant improvements to the cost structure through the rationalization of general and administrative expenditures as well as research and development efforts.

During 2010, we recorded approximately $86 million of asset impairment charges, for assets that have met the “held-for-sale” criteria, related to disposition activity within both UTC Climate, Controls & Security and UTC Aerospace Systems.  These asset impairment charges are recorded within Cost of products sold on our Consolidated Statement of Operations. The asset impairment charges consist of an approximately $58 million charge associated with UTC Climate, Controls & Security's ongoing portfolio transformation and an approximately $28 million charge at UTC Aerospace Systems related to the disposition of an aerospace business as part of UTC Aerospace System's efforts to implement low cost sourcing initiatives.

During 2010, we completed the acquisition of Clipper. In 2010, we recorded net charges related to declines in fair value related to our investment in Clipper of approximately $138 million. These amounts remain in 2010 Other income, net in results of continuing operations, as Clipper was accounted for as an equity-method investment through December 2010. Clipper has been reclassified to discontinued operations for 2012 and 2011, as it was a wholly-owned entity of UTC, and was sold in the third quarter of 2012. See additional discussion at Note 3.

Goodwill. The changes in the carrying amount of goodwill, by segment, are as follows:

(Dollars in millions)	Balance as of January 1, 2012	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2012
Otis	$1,516	$24	$43	$1,583
UTC Climate, Controls & Security	9,758	89	21	9,868
Pratt & Whitney	1,223	280	(265)	1,238
UTC Aerospace Systems	4,475	11,283	(1,004)	14,754
Sikorsky	348	-	5	353

Total Segments	17,320	11,676	(1,200)	27,796
Eliminations and other	623	4	(622)	5

Total	$17,943	$11,680	$(1,822)	$27,801

UTC Aerospace Systems goodwill increased $11.3 billion principally as a result of the Goodrich acquisition. The goodwill results from the workforce acquired with the business as well as the significant synergies that are expected to be realized through the consolidation of manufacturing facilities and overhead functions. No amount of this goodwill is deductible for tax purposes. The goodwill acquired has been allocated to the two reporting units within the UTC Aerospace Systems segment.

Pratt & Whitney goodwill increased $280 million due to the increase in ownership interest and consolidation of IAE. The goodwill is deductible for tax purposes.

The approximately $1.8 billion decrease reflected under “Foreign currency translation and other” in the table above primarily reflects the decision to divest a number of non-core businesses and the resulting reclassification to assets held for sale. See Note 3 for further discussion. In addition, approximately $360 million of goodwill was transferred from UTC Aerospace Systems to Pratt & Whitney in connection with the transfer of the auxiliary power unit (APU) business from UTC Aerospace Systems to Pratt & Whitney. See Note 19 for further discussion of the transfer of the APU business.

We early-adopted FASB ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” in connection with the performance of our annual goodwill and indefinite-lived intangible assets impairment tests. This ASU intends to align impairment testing guidance among long-lived asset categories. This ASU allows for an assessment based on qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired prior to determining whether it is necessary to perform the quantitative impairment test in accordance with FASB ASC Subtopic 350-30, “Intangibles—Goodwill and Other—General Intangibles Other than Goodwill.” We completed our annual impairment testing in the third quarter of 2012 and determined that no significant adjustments to the carrying amount of goodwill or indefinite lived intangible assets were necessary beyond those charges recorded in connection with certain non-core businesses to be disposed as discussed further in Note 3.

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2012		2011
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,127	$(1,202)	$2,036	$(1,060)
Patents and trademarks	412	(167)	463	(183)
IAE collaboration	1,526	-	-	-
Customer relationships and other	11,901	(1,718)	3,329	(1,429)

	15,966	(3,087)	5,828	(2,672)

Unamortized:
Trademarks and other	2,310		762

Total	$18,276	$(3,087)	$6,590	$(2,672)

The increase to amortized and unamortized intangible assets pertains to the Goodrich and IAE transactions. Acquired intangible assets are recognized at fair value in purchase accounting and then amortized to cost of sales and selling, general & administrative expenses over the applicable useful lives. The customer relationship intangible assets are being amortized on a straight line basis as it approximates the underlying economic pattern of benefit. The IAE collaboration intangible was not amortized in 2012 as the underlying cash flows were negative for the year. Amortization of intangible assets in 2012 and 2011 was $547 million and $398 million, respectively.

The following is the expected amortization of intangible assets for 2013 through 2017:

(Dollars in millions)	2013	2014	2015	2016	2017
Amortization expense	$688	$664	$633	$611	$650

Note 3: Discontinued Operations	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 3: Discontinued Operations

Note 3: Discontinued Operations

In 2012, the UTC Board of Directors approved plans for the divestiture of a number of non-core businesses. Cash generated from these divestitures is intended to be used to repay debt incurred to finance the Goodrich acquisition. These divestitures, when completed, are expected to generate approximately $3 billion in net cash, on an after-tax basis.

In the first quarter of 2012, the legacy Hamilton Sundstrand Industrial businesses, Rocketdyne and Clipper all met the “held-for-sale” criteria. On June 29, 2012, management approved a plan for the divestiture of UTC Power. The operating results of Clipper and UTC Power had previously been reported within “Eliminations & other” in our segment disclosure. The results of operations, including the net gains/losses realized or expected on disposition, and the related cash flows which result from these non-core businesses have been reclassified to discontinued operations in our Consolidated Statement of Operations and Consolidated Statement of Cash Flows for all periods presented. The remaining assets and liabilities of these non-core businesses to be sold in the first half of 2013, have been reclassified to Assets held for sale and Liabilities held for sale in our Consolidated Balance Sheet as of December 31, 2012. The sale of the legacy Hamilton Sundstrand Industrials business was completed in December 2012, while the divestiture of Clipper was completed in the third quarter of 2012. Cash flows from the operation of Rocketdyne and UTC Power will continue to be reported in discontinued operations until their disposals are completed.

As a result of the decision to dispose of these businesses, UTC has recorded pre-tax goodwill impairment charges of approximately $360 million and $590 million related to Rocketdyne and Clipper, respectively, and other pre-tax net asset impairment charges of approximately $179 million related to UTC Power in discontinued operations during 2012. The goodwill impairment charges result from the decision to dispose of both Rocketdyne and Clipper within a relatively short period after acquiring the businesses. Consequently, there has not been sufficient opportunity for the long-term operations to recover the value implicit in goodwill at the initial date of acquisition. The impairment charge at UTC Power results from adjusting the net assets of the business to the estimated fair value expected to be realized upon sale, less costs to sell the business, and further reflects the loss in value from the disposition of the business before the benefits of the technology investments were fully realized. There could be gains or additional losses recorded upon final disposition of these businesses based upon the values, terms and conditions that are ultimately negotiated.

On December 13, 2012, we completed the sale of the legacy Hamilton Sundstrand Industrial businesses to BC Partners and The Carlyle Group for $3.4 billion. The sale generated a pre-tax gain of approximately $2.1 billion ($0.9 billion after tax) which has been included in discontinued operations in the accompanying Consolidated Statement of Operations. The high effective tax rate is primarily attributable to non-deductible goodwill.

On December 22, 2012, we announced an agreement to sell UTC Power to ClearEdge Power. The transaction is expected to close in the first quarter of 2013 and is largely subject only to the completion of certain administrative matters. On December 12, 2012, we announced an agreement to sell Pratt & Whitney Power Systems to Mitsubishi Heavy Industries. The transaction is expected to close in the first half of 2013. The sale is subject to customary closing conditions, including receipt of regulatory approvals. The financial results of Pratt & Whitney Power Systems have not been reclassified to discontinued operations as Pratt & Whitney is expected to have a continuing involvement with the business post disposition.

On August 7, 2012, we completed the disposition of Clipper to a private equity acquirer. The disposition resulted in payments totaling approximately $367 million, which included capitalization of the business prior to sale, transaction fees, and funding of operations as the acquirer took control of a business with significant net liabilities. These payments are largely reflected in Net cash flows provided by (used in) investing activities within the discontinued operations section of the Consolidated Statement of Cash Flows. We have no continuing involvement with the Clipper business following disposition.

On July 23, 2012, we announced an agreement to sell Rocketdyne to GenCorp Inc. for $550 million. The transaction is expected to close in the first half of 2013. The sale is subject to customary closing conditions, including receipt of regulatory approvals.

The following summarized financial information related to these non-core businesses has been segregated from continuing operations, as applicable, and is included in Net income from discontinued operations in the accompanying Consolidated Statement of Operations:

(Dollars in millions)	2012	2011
Discontinued Operations:
Net sales	$2,075	$2,436

Income from operations	$171	$255
Income tax expense	(65)	(97)
Income from operations, net of income taxes	106	158

Gain on disposal	861	-
Income tax expense	(677)	-
Net income from discontinued operations	$290	$158

The assets and liabilities held for sale on the Consolidated Balance Sheet as December 31, 2012 are as follows:

(Dollars in millions)
Assets
Cash and cash equivalents	$17
Accounts receivable, net	284
Inventories and contracts in progress, net	155
Future income tax benefits, current	5
Other assets, current	7
Future income tax benefits	2
Fixed assets, net	224
Goodwill	276
Intangible assets, net	14
Other assets	87
Assets held for sale	$1,071
Liabilities
Short-term borrowings	$1
Accounts payable	111
Accrued liabilities	258
Future pension and postretirement benefit obligations	3
Other long-term liabilities	48
Liabilities held for sale	$421

Note 4: Earnings Per Share	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 4: Earnings Per Share

Note 4: Earnings Per Share

(Dollars in millions, except per share amounts; shares in millions)	2012	2011	2010
Net income attributable to common shareowners:
Net income from continuing operations	$4,847	$4,831	$4,195
Net income from discontinued operations	283	148	178
Net income attributable to common shareowners	$5,130	$4,979	$4,373

Basic weighted average number of shares outstanding	895.2	892.3	907.9
Stock awards	11.4	14.5	14.8
Diluted weighted average number of shares outstanding	906.6	906.8	922.7

Earnings Per Share of Common Stock - Basic:
Net income from continuing operations	$5.41	$5.41	$4.62
Net income from discontinued operations	0.32	0.17	0.20
Net income attributable to common shareowners	5.73	5.58	4.82

Earnings Per Share of Common Stock - Diluted:
Net income from continuing operations	$5.35	$5.33	$4.55
Net income from discontinued operations	0.31	0.16	0.19
Net income attributable to common shareowners	5.66	5.49	4.74

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive.   For 2012, there were 4.7 million anti-dilutive stock awards excluded from the computation. For 2011, there were no anti-dilutive stock awards excluded from the computation. For 2010, the number of stock awards excluded from the computation was 11.4 million. There was no impact on diluted earnings per share due to our equity unit offering in 2012.

Note 5: Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 5: Commercial Aerospace Industry Assets and Commitments

Note 5: Commercial Aerospace Industry Assets and Commitments

We have receivables and other financing assets with commercial aerospace industry customers totaling $5,731 million and $3,736 million at December 31, 2012 and 2011, respectively. Customer financing assets related to commercial aerospace industry customers consist of products under lease of $644 million and notes and leases receivable of $584 million.

Financing commitments, in the form of secured debt, guarantees or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts with interest rates established at the time of funding. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. In some instances, customers may have minimum lease terms that result in sublease periods shorter than our lease obligation. Lastly, we have made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves.

We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are included within other intangible assets and are to be amortized as the related OEM and aftermarket units are delivered over the estimated program life. Our commercial aerospace financing and other contractual commitments as of December 31, 2012 were approximately $10.9 billion, which include approximately $5.8 billion of IAE commitments. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.

The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2012:

(Dollars in millions)	Committed	2013	2014	2015	2016	2017	Thereafter
Notes and leases receivable	$584	$99	$99	$68	$44	$59	$215
Commercial aerospace financing commitments	$3,237	$339	$785	$365	$464	$334	$950
Other commercial aerospace commitments	7,628	736	567	629	676	638	4,382
Collaboration partners' share	(2,027)	(252)	(287)	(228)	(193)	(165)	(902)

Total commercial commitments	$8,838	$823	$1,065	$766	$947	$807	$4,430

Other commercial aerospace commitments include amounts related to our agreement with Embraer, which we announced on January 8, 2013, to power the next generation Embraer E-Jet family.

In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce contingent upon each hour flown by the V2500-powered aircraft in service as of June 29, 2012 during the fifteen year period following closing of the purchase. These payments will be capitalized as a collaboration intangible asset and amortized in relation to the economic benefits received over the projected remaining 30 year life of the V2500 program. The flight hour payments are included in other commercial aerospace commitments in the table above.

Our financing obligations with customers are contingent upon maintenance of certain levels of financial condition by the customers. In addition, we have residual value and other guarantees of $346 million as of December 31, 2012.

We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both deferred assets and deferred revenues. Deferred assets under these long-term aftermarket contracts totaled $391 million and $235 million at December 31, 2012 and 2011, respectively, and are included in Other assets in the accompanying Consolidated Balance Sheet. Deferred revenues generated totaled $2,760 million and $1,708 million at December 31, 2012 and 2011, respectively, and are included in Accrued liabilities and Other long-term liabilities in the accompanying Consolidated Balance Sheet.

The increases reflected above as of December 31, 2012, as compared to December 31, 2011, primarily reflect the impacts of the Goodrich acquisition and our consolidation of IAE. See Note 2 for further discussion related to acquisitions.

Reserves related to aerospace receivables and financing assets were $210 million and $169 million at December 31, 2012 and 2011, respectively. Reserves related to financing commitments and guarantees were $67 million and $73 million at December 31, 2012 and 2011, respectively.

Note 6: Inventories and Contracts in Progress	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 6: Inventories and Contracts in Progress

Note 6: Inventories & Contracts in Progress

(Dollars in millions)	2012	2011
Raw materials	$1,861	$1,321
Work-in-process	4,151	3,175
Finished goods	3,205	3,078
Contracts in progress	7,354	6,899
	16,571	14,473
Less:
Progress payments, secured by lien, on U.S. Government contracts	(274)	(422)
Billings on contracts in progress	(6,760)	(6,254)
	$9,537	$7,797

Raw materials, work-in-process and finished goods are net of valuation reserves of $866 million and $884 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, inventory also includes capitalized contract development costs of $823 million and $776 million, respectively, related to certain aerospace programs. These capitalized costs will be liquidated as production units are delivered to the customer. The capitalized contract development costs within inventory principally relate to capitalized costs on Sikorsky's CH-148 contract with the Canadian Government. The CH-148 is a derivative of the H-92, a military variant of the S-92 helicopter.

Contracts in progress principally relate to elevator and escalator contracts and include costs of manufactured components, accumulated installation costs and estimated earnings on incomplete contracts.

Our sales contracts in many cases are long-term contracts expected to be performed over periods exceeding twelve months. At both December 31, 2012 and 2011, approximately 66% of total inventories and contracts in progress have been acquired or manufactured under such long-term contracts, a portion of which is not scheduled for delivery within the next twelve months.

Note 7: Fixed Assets	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 7: Fixed Assets

Note 7: Fixed Assets

(Dollars in millions)	Estimated Useful Lives	2012	2011
Land		$433	$335
Buildings and improvements	12-40 years	5,436	4,885
Machinery, tools and equipment	3-20 years	10,880	9,994
Other, including assets under construction		1,316	766

		18,065	15,980
Accumulated depreciation		(9,547)	(9,779)

		$8,518	$6,201

Depreciation expense was $920 million in 2012, $823 million in 2011 and $863 million in 2010.

Note 8: Accrued Liabilities	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 8: Accrued Liabilities

Note 8: Accrued Liabilities

(Dollars in millions)	2012	2011
Advances on sales contracts and service billings	$5,936	$5,028
Accrued salaries, wages and employee benefits	2,176	1,910
Income taxes payable	1,143	547
Litigation and contract matters	563	535
Interest payable	494	325
Service and warranty accruals	479	702
Accrued restructuring costs	389	248
Accrued workers compensation	233	215
Accrued property, sales and use taxes	291	197
Other	3,606	2,580

	$15,310	$12,287

Note 9: Borrowings and Lines of Credit	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 9: Borrowings and Lines of Credit

Note 9: Borrowings and Lines of Credit

(Dollars in millions)	2012	2011
Short-term borrowings:
Commercial paper	$320	$455
Other borrowings	183	175
Total short-term borrowings	$503	$630

At December 31, 2012, we had revolving credit agreements with various banks permitting aggregate borrowings of up to $4 billion pursuant to a $2 billion revolving credit agreement and a $2 billion multicurrency revolving credit agreement, both of which expire in November 2016. As of December 31, 2012, there were no borrowings under either of these revolving credit agreements. The undrawn portions of these revolving credit agreements are also available to serve as backup facilities for the issuance of commercial paper. As of December 31, 2012, our maximum commercial paper borrowing authority as set by our Board of Directors was $4 billion. We generally use our commercial paper borrowings for general corporate purposes, including the funding of potential acquisitions and repurchases of our common stock.

The weighted-average interest rates applicable to short-term borrowings outstanding at December 31, 2012 and 2011 were 0.9% and 1.5%, respectively. At December 31, 2012, approximately $1.7 billion was available under short-term lines of credit with local banks at our various domestic and international subsidiaries.

On April 24, 2012, we entered into a term loan credit agreement with various financial institutions that provides for a $2 billion unsecured term loan facility due December 31, 2012. On July 26, 2012 we borrowed the full $2 billion available under this facility to partially finance the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition. The outstanding principal balance under this term loan credit agreement was prepaid in two equal payments on November 5 and December 5, 2012.

On June 1, 2012, we issued a total of $9.8 billion of long-term debt, which is comprised of $1.0 billion aggregate principal amount of 1.200% notes due 2015, $1.5 billion aggregate principal amount of 1.800% notes due 2017, $2.3 billion aggregate principal amount of 3.100% notes due 2022, $3.5 billion aggregate principal amount of 4.500% notes due 2042, $1.0 billion aggregate principal amount of three-month LIBOR plus 0.270% floating rate notes due 2013, and $0.5 billion aggregate principal amount of three-month LIBOR plus 0.500% floating rate notes due 2015. We utilized the net proceeds of these notes of approximately $9.6 billion to partially finance the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition. The three-month LIBOR rate as of December 31, 2012 was approximately 0.3%.

On June 18, 2012, we issued 22,000,000 equity units and received approximately $1.1 billion in net proceeds. Each equity unit has a stated amount of $50 and initially is in the form of a corporate unit consisting of (a) a freestanding stock purchase contract under which the holder will purchase from us on August 1, 2015, a number of shares of our common stock determined pursuant to the terms of the agreement and (b) a 1/20, or 5.0%, undivided beneficial ownership interest in $1,000 principal amount on our 1.55% junior subordinated notes due 2022. Holders of the equity units are entitled to receive quarterly contract adjustment payments at a rate of 5.95% per year of the stated amount of $50 per equity unit, subject to our right to defer such payments. We used the net proceeds of the equity units to partially finance the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition.

The net proceeds from the sale of the equity units were allocated between the purchase contracts and the notes in our financial statements based on the underlying fair value of each instrument at the time of issuance taking into consideration the contract adjustment payments. The fair value of the purchase contracts is expected to approximate the present value of the contract adjustment payments and was recorded as a reduction to Common Stock, with an offsetting credit to liabilities. This liability will be accreted over three years through interest charges to the statement of operations based on a constant rate calculation. The purchase contracts are reflected in our diluted earnings per share calculations using the treasury stock method.

To finance the remainder of the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable, we utilized $3.2 billion from the issuance of commercial paper and approximately $0.5 billion of cash and cash equivalents generated from operating activities. In addition, as a result of the Goodrich acquisition, we assumed $3.0 billion of debt, including an adjustment of $600 million to increase the value of long-term debt assumed to its fair market value. Details of the debt assumed are included in the long-term debt table below.

On July 26, 2012, upon completing the Goodrich acquisition, we terminated the bridge credit agreement, initially entered into as of November 8, 2011, with various financial institutions that had provided for a $15 billion unsecured bridge loan facility which was available to partially fund the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition. See Note 2 for further details regarding the completion of the Goodrich acquisition.

On December 6, 2012, we announced that we had commenced cash tender offers for six series of outstanding notes issued by Goodrich. These offers expired on January 7, 2013. Holders validly tendering their notes by December 19, 2012 received consideration determined by reference to a fixed spread over the yield to maturity (or, in the case of one series, yield to call) of the applicable U.S. Treasury security with the same maturity, plus an early tender payment of $30 per $1,000 principal amount of notes accepted for purchase. Holders validly tendering their notes after December 19, 2012 but prior to January 8, 2013 received consideration determined by reference to a fixed spread over the yield to maturity (or, in the case of one series, yield to call) of the applicable U.S. Treasury security with the same maturity. A total of $635 million principal amount of all notes subject to the tender offer and $126 million of the fair value adjustment were repaid, including approximately $30.6 million principal amount of the 2018 notes, approximately $129 million principal amount of the 2020 notes, approximately $305.2 million principal amount of the 2021 notes, approximately $9.1 million principal amount of the 2027 notes, approximately $120.2 million principal amount of the 2036 notes, and approximately $40.8 million principal amount of the 2038 notes. The effective interest rate on these notes was between 3.6% and 7.1%. The extinguishment loss was approximately $26 million and was recognized within Interest expense, net.

Long-term debt consisted of the following:

(Dollars in millions)	2012	2011
LIBOR plus 0.270% floating rate notes due 2013	$1,000	$-
LIBOR plus 0.500% floating rate notes due 2015	500	-
1.200% notes due 2015*	1,000	-
4.875% notes due 2015*	1,200	1,200
6.290% notes due 2016***	291	-
5.375% notes due 2017*	1,000	1,000
1.800% notes due 2017*	1,500	-
6.800% notes due 2018***	99	-
6.125% notes due 2019***	300	-
6.125% notes due 2019*	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020*	1,250	1,250
4.875% notes due 2020***	171	-
3.600% notes due 2021***	295	-
8.750% notes due 2021	250	250
3.100% notes due 2022*	2,300	-
1.550% junior subordinated notes due 2022**	1,100	-
7.100% notes due 2027***	141	-
6.700% notes due 2028	400	400
7.500% notes due 2029*	550	550
5.400% notes due 2035*	600	600
6.050% notes due 2036*	600	600
6.800% notes due 2036***	134	-
7.000% notes due 2038***	159	-
6.125% notes due 2038*	1,000	1,000
5.700% notes due 2040*	1,000	1,000
4.500% notes due 2042*	3,500	-
Project financing obligations	100	127
Other debt (including capitalized leases)***	403	131
Total principal long-term debt	22,365	9,630
Other (fair market value adjustments)***	353	-
Total long-term debt	22,718	9,630
Less current portion	(1,121)	(129)
Long-term portion	$21,597	$9,501

*        We may redeem the above notes, in whole or in part, at our option at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.

**       The junior subordinated notes are redeemable at our option, in whole or in part, on a date not earlier than August 1, 2017. The redemption price will be the principal amount, plus accrued and unpaid interest, if any, up to but excluding the redemption date. We may extend or eliminate the optional redemption date as part of a remarketing of the junior subordinated notes which could occur between April 29, 2015 and July 15, 2015 or between July 23, 2015 and July 29, 2015.

***        Includes notes and remaining fair market value adjustments that were assumed as a part of the Goodrich acquisition on July 26, 2012.

The project financing obligations noted above are associated with the sale of rights to unbilled revenues related to the ongoing activity of an entity owned by UTC Climate, Controls and Security. The percentage of total short-term borrowings and long-term debt at variable interest rates was 9% and 7% at December 31, 2012 and 2011, respectively. Interest rates on our commercial paper borrowings are considered variable due to their short-term duration and high-frequency of turnover.

The schedule of principal payments required on long-term debt for the next five years and thereafter is:

(Dollars in millions)
2013	$1,121
2014	40
2015	2,733
2016	320
2017	2,521
Thereafter	15,630
Total	$22,365

We have an existing universal shelf registration statement filed with the Securities and Exchange Commission (SEC) for an indeterminate amount of securities for future issuance, subject to our internal limitations on the amount of securities to be issued under this shelf registration statement.

Note 10: Equity	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 10: Equity

Note 10: Equity

As of January 1, 2012, we adopted the provisions of the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income.” As a result of this adoption, we have presented total comprehensive income for each of the periods presented within the consecutive statements of Consolidated Statement of Operations and Consolidated Statement of Comprehensive Income.

A summary of the changes in each component of accumulated other comprehensive (loss) income, for the years ended December 31, is provided below:

(Dollars in millions)	Foreign Currency Translation	Defined Benefit Pension and Post-retirement Plans	Unrealized Gains (Losses) on Available-for-Sale Securities	Unrealized Hedging (Losses) Gains	Accumulated Other Comprehensive (Loss) Income
Balance at December 31, 2011	$206	$(5,810)	$164	$(50)	$(5,490)
Other comprehensive income - quarter ended March 31, 2012	318	99	11	61	489
Other comprehensive (loss) income - quarter ended June 30, 2012	(628)	136	(42)	(140)	(674)
Other comprehensive income - quarter ended September 30, 2012	690	187	2	133	1,012
Other comprehensive income (loss) - quarter ended December 31, 2012	68	(862)	10	(1)	(785)
Balance at December 31, 2012	$654	$(6,250)	$145	$3	$(5,448)

Changes in non-controlling interests that do not result in a change of control, and where there is a difference between fair value and carrying value, are accounted for as equity transactions. A summary of these changes in ownership interests in subsidiaries and the pro-forma effect on Net income attributable to common shareowners had they been recorded through net income is provided below:

(Dollars in millions)	2012	2011	2010
Net income attributable to common shareowners	$5,130	$4,979	$4,373

Transfers to non-controlling interests:
Increase in common stock for sale of subsidiary shares	-	3	-
Decrease in common stock for purchase of subsidiary shares	(34)	(54)	(12)

Net income attributable to common shareowners after transfers to non-controlling interests	$5,096	$4,928	$4,361

Note 11: Income Taxes	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 11: Income Taxes

Note 11: Income Taxes

The income tax expense (benefit) for the years ended December 31, consisted of the following components:

(Dollars in millions)	2012	2011	2010
Current:
United States:
Federal	$403	$382	$48
State	9	96	117
Foreign	1,179	1,322	1,135

	1,591	1,800	1,300
Future:
United States:
Federal	335	526	467
State	111	26	4
Foreign	(326)	(218)	(46)

	120	334	425

Income tax expense	$1,711	$2,134	$1,725

Attributable to items credited to equity and goodwill	$297	$864	$276

Future income taxes represent the tax effects of transactions, which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.

During 2012, UTC completed the Goodrich acquisition. The accounting for the current and non-current future income tax benefits and payables was materially impacted by the acquisition, resulting in a shift of the classification of the tax effects of certain temporary differences from non-current income tax benefits to non-current future income taxes payable.

The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2012 and 2011 are as follows:

(Dollars in millions)	2012	2011
Future income tax benefits:
Insurance and employee benefits	$1,168	$2,579
Other asset basis differences	119	(569)
Other liability basis differences	1,052	1,046
Tax loss carryforwards	382	723
Tax credit carryforwards	1,107	1,247
Valuation allowances	(618)	(977)

	$3,210	$4,049

Future income taxes payable:
Insurance and employee benefits	$(2,238)	$163
Other asset basis differences	4,440	681
Other items, net	(195)	71
Tax loss carryforwards	(409)	-
Tax credit carryforwards	(80)	-
Valuation allowances	286	-

	$1,804	$915

The future income taxes payable balances of $1,804 million and $915 million, reflected in the table above, for the years ended December 31, 2012 and 2011, respectively, are reported in accrued liabilities and other long-term liabilities on the balance sheet.

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.

During 2012, approximately $225 million of valuation allowances were released as a result of internal legal entity reorganizations. These internal reorganizations were a component of our ongoing efforts to improve business efficiency. These valuation allowance releases are included in the effective tax rate reconciliation table within the tax on international activities component.

The sources of income before income taxes are:

(Dollars in millions)	2012	2011	2010
United States	$2,595	$3,168	$2,441
Foreign	4,316	4,182	3,807

	$6,911	$7,350	$6,248

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of UTC's international subsidiaries. These earnings relate to ongoing operations and were approximately $22 billion as of December 31, 2012. It is not practicable to estimate the amount of tax that might be payable. Our intention is to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so.

Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2012	2011	2010
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(6.4)%	(4.4)%	(7.8)%
Tax audit settlements	(3.4)%	(0.9)%	-
Other	(0.4)%	(0.7)%	0.4%

Effective income tax rate	24.8%	29.0%	27.6%

The 2012 effective tax rate decreased as compared to 2011. The 2012 effective tax rate reflects a favorable non-cash income tax adjustment of approximately $203 million related to the conclusion of the IRS's examination of UTC's 2006 – 2008 tax years, as well as a reduction in tax expense of $34 million related to the favorable resolution of disputed tax matters with the Appeals Division of the IRS for the tax years 2004 - 2005. Also included in the 2012 effective tax rate is the favorable income tax impact of $225 million related to the release of non-U.S. valuation allowances resulting from internal legal entity reorganizations. This is reported in the table above in tax on international activities.

The 2011 effective tax rate reflects approximately $63 million of favorable income tax adjustments related to the settlement of two refund claims for years prior to 2004, as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011. These favorable tax adjustments are partially offset by non-deductible charges accrued in 2011.

The 2010 effective income tax rate reflects a non-recurring tax expense reduction associated with management's decision to repatriate additional high tax dividends from 2010 earnings to the U.S. as a result of U.S. tax legislation enacted in 2010. This was partially offset by the non-deductibility of impairment charges, the adverse impact from the health care legislation related to the Medicare Part D program and other increases to UTC's effective income tax rate.

At December 31, 2012, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2013-2017	$52	$626
2018-2022	17	378
2023-2032	310	1,053
Indefinite	808	2,115
Total	$1,187	$4,172

At December 31, 2012, we had gross tax-effected unrecognized tax benefits of $1,073 million, all of which, if recognized, would impact the effective tax rate. The table below includes both additional unrecognized tax benefits and related interest attributable to the acquisition of Goodrich in 2012. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2012, 2011, and 2010 is as follows:

(Dollars in millions)	2012	2011	2010
Balance at January 1	$946	$891	$793
Additions for tax positions related to the current year	232	71	115
Additions for tax positions of prior years	221	71	80
Reductions for tax positions of prior years	(21)	(24)	(81)
Settlements	(305)	(63)	(16)

Balance at December 31	$1,073	$946	$891

Gross interest expense related to unrecognized tax benefits	$40	$23	$27

Total accrued interest balance at December 31	$270	$165	$144

We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, France, Germany, Hong Kong, Italy, Japan, South Korea, Singapore, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1998.

During the first quarter of 2012, the IRS completed examination fieldwork for our 2006 through 2008 tax years and issued its audit report. Based on the IRS audit report, we filed a protest with respect to certain IRS-proposed adjustments with which we do not agree. Resolution discussions with the Appeals Division of the IRS will commence on the unagreed items in 2013. However, the timing of any resolution is currently uncertain. During the third quarter of 2012, we reached final resolution with the Appeals Division of the IRS for our 2004 and 2005 tax years regarding certain proposed adjustments with which we did not agree. As a result of the above described events with respect to our 2004 – 2005 and 2006 – 2008 tax years, we recorded reductions in tax expense in the first and third quarters of 2012 in the aggregate amount of $237 million. IRS audit fieldwork for tax years 2009 and 2010 commenced in the first quarter of 2012 and is currently expected to continue into 2014.

UTC completed the Goodrich acquisition during 2012. Goodrich pre-acquisition tax years are also the subject of certain IRS audit, appeals and litigation activity. Goodrich tax years 2001 and 2002 are currently the subject of litigation involving the proper timing of certain deductions, which litigation is expected to continue through 2013. Goodrich tax years 2005 and 2006 are the subject of litigation with respect to a separate issue involving the proper timing of deductions, which litigation is also expected to continue through 2013. Goodrich tax years 2007 and 2008 are currently before the Appeals Division of the IRS for resolution discussions regarding certain proposed adjustments with which UTC does not agree, which are expected to continue through 2013. Goodrich tax years 2009 and 2010 are currently under review by the Examination Division of the IRS, which is expected to continue through mid-2013. We expect the IRS to commence examination activity for Goodrich tax years 2011 and 2012 during the second half of 2013.

During 2011, we reached final resolution with the IRS on two refund claims that had been pending with respect to pre-2004 tax years and refunds were received in accordance with the resolutions. A reduction in tax expense in the amount of $63 million and pretax interest income in the amount of $89 million was recognized during 2011 associated with the resolution of these claims.

It is reasonably possible that over the next twelve months the amount of unrecognized tax benefits may change within a range of a net increase of $40 million to a net decrease of $275 million as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes. Not included in the range is €176 million (approximately $234 million) related to certain deductions claimed in France for tax years 2008 through 2010 that the French Revenue Authority has proposed to disallow. Resolution discussions with the French Revenue Authority have been unsuccessful to date and UTC may be required to pursue the defense of this matter through litigation, which could be commenced within the next twelve months. UTC intends to assert a vigorous defense and believes it should prevail on the issue. Accordingly, no tax expense has been accrued for this matter.

Also not included in the above range is €203 million (approximately $270 million) of tax benefits that we have claimed related to a 1998 German reorganization. Upon audit, these tax benefits were disallowed by the German Tax Office. In 2012, we filed suit in the local German Tax Court.  In 2008 the German Federal Tax Court (FTC) denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009 the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the taxpayer and the government appealed the findings to the FTC. After consideration of the ECJ decision, the latest FTC decision and the lower court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued tax expense for this matter. As we continue to monitor developments related to this matter, it may become necessary for us to accrue tax expense and related interest.

Note 12: Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 12: Employee Benefit Plans

Note 12: Employee Benefit Plans

We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.

Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $256 million, $218 million and $200 million for 2012, 2011 and 2010, respectively. Included in the current year contributions to employer sponsored defined contribution plans is $26 million of contributions to Goodrich defined contribution plans. Effective January 1, 2010, newly hired non-union domestic employees receive all of their retirement benefits through the defined contribution savings plan.

Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between UTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.

Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants receive additional shares in lieu of cash dividends. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2012, 32.8 million common shares had been allocated to employees, leaving 17.1 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.4 billion.

Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover the majority of our employees. Our plans use a December 31 measurement date consistent with our fiscal year.

(Dollars in millions)	2012	2011
Change in Benefit Obligation:
Beginning balance	$27,167	$24,445
Service cost	500	444
Interest cost	1,331	1,298
Actuarial loss	2,855	2,185
Total benefits paid	(1,357)	(1,233)
Net settlement and curtailment (gain) loss	(90)	1
Plan amendments	(195)	21
Business combinations	5,235	-
Other	262	6
Ending balance	$35,708	$27,167
Change in Plan Assets:
Beginning balance	$23,542	$22,384
Actual return on plan assets	3,306	1,320
Employer contributions	516	1,060
Benefits paid from plan assets	(1,357)	(1,233)
Business combinations	3,800	-
Other	121	11
Ending balance	$29,928	$23,542
Funded Status:
Fair value of plan assets	$29,928	$23,542
Benefit obligations	(35,708)	(27,167)
Funded status of plan	$(5,780)	$(3,625)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$643	$552
Current liability	(105)	(64)
Noncurrent liability	(6,318)	(4,113)
Net amount recognized	$(5,780)	$(3,625)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$10,215	$9,436
Prior service credit	(322)	(152)
Transition obligation	-	6
Net amount recognized	$9,893	$9,290

The amounts included in “Other” in the preceding table reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada, partially offset by the impact of settlements.

As part of the Goodrich acquisition on July 26, 2012, we assumed approximately $5.2 billion of pension projected benefit obligations and $3.8 billion of plan assets.

Qualified domestic pension plan benefits comprise approximately 75% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits are generally based on an employee's years of service and compensation near retirement. Effective January 1, 2015, this formula will change to the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. This plan change resulted in a $623 million reduction in the projected benefit obligation as of December 31, 2009 and an additional $204 million reduction in the projected benefit obligation as of July 26, 2012 when applied to legacy Goodrich salaried employees. Certain foreign plans, which comprise approximately 23% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.

We made $201 million of cash contributions to our domestic defined benefit pension plans and made $229 million of cash contributions to our foreign defined benefit pension plans in 2012. In 2011, we made $156 million of cash contributions and contributed $450 million in UTC common stock to our domestic defined benefit pension plans and made $395 million of cash contributions to our foreign defined benefit pension plans.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

(Dollars in millions)	2012	2011
Projected benefit obligation	$32,278	$24,091
Accumulated benefit obligation	31,147	23,198
Fair value of plan assets	25,889	19,949

The accumulated benefit obligation for all defined benefit pension plans was $34.4 billion and $26.0 billion at December 31, 2012 and 2011, respectively.

The components of the net periodic pension cost are as follows:

(Dollars in millions)	2012	2011	2010
Pension Benefits:
Service cost	$500	$444	$396
Interest cost	1,331	1,298	1,287
Expected return on plan assets	(1,944)	(1,834)	(1,735)
Amortization of prior service credits	(24)	(12)	(18)
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	722	462	285
Net settlement and curtailment loss	77	16	2
Net periodic pension cost – employer	$663	$375	$218

Net settlements and curtailment losses for pension benefits includes curtailment losses of approximately $17 million related to, and recorded in, discontinued operations for the year ended December 31, 2012.

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2012 are as follows:

(Dollars in millions)
Current year actuarial loss	$1,493
Amortization of actuarial loss	(722)
Current year prior service credit	(195)
Amortization of prior service credit	24
Amortization of transition obligation	(1)
Other	4
Total recognized in other comprehensive loss	$603
Net recognized in net periodic pension cost and other comprehensive loss	$1,266

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2013 is as follows:

(Dollars in millions)
Net actuarial loss	$964
Prior service credit	(42)
$922

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2012	2011	2012	2011	2010
Discount rate	4.0%	4.7%	4.6%	5.4%	5.9%
Salary scale	4.2%	4.3%	4.3%	4.4%	4.4%
Expected return on plan assets	-	-	7.7%	7.9%	8.0%

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.

The plans' investment management objectives include maintaining an adequate level of diversification, reducing interest rate and market risk, and providing adequate liquidity to meet immediate and future benefit payment requirements. The overall investment strategy targets a mix of 65% growth seeking assets and 35% income generating assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within public equities, 9% of the total investment portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations to distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio is mainly a broadly diversified portfolio of corporate bonds.

The plans have continued their pension risk management techniques designed to reduce the plan's interest rate risk.  More specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy.  Under this objective the interest rate hedge is dynamically increased as funded status improves.  The hedging programs incorporate a range of assets and investment tools, each with ranging interest rate sensitivity. The investment portfolios are currently hedging 40% to 50% of the interest rate sensitivity of the pension plan liabilities.

The fair values of pension plan assets at December 31, 2012 and 2011 by asset category are as follows:

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$6,413	$-	$-	$6,413
Global Equity Commingled Funds (a)	-	4,114	-	4,114
Enhanced Global Equities (b)	169	1,959	447	2,575
Private Equities (c)	-	-	1,202	1,202
Fixed Income Securities
Governments	1,003	1,421	-	2,424
Corporate Bonds	-	7,699	276	7,975
Structured Products (d)	-	21	-	21
Real Estate (e)	-	19	1,785	1,804
Other (f)	-	2,182	-	2,182
Cash & Cash Equivalents (g)	1	364	-	365
Subtotal	$7,586	$17,779	$3,710	29,075
Other Assets & Liabilities (h)				853
Total at December 31, 2012				$29,928

Public Equities
Global Equities	$5,210	$4	$-	$5,214
Global Equity Commingled Funds (a)	-	2,981	-	2,981
Enhanced Global Equities (b)	44	1,590	239	1,873
Private Equities (c)	-	-	1,159	1,159
Fixed Income Securities
Governments	1,564	1,199	-	2,763
Corporate Bonds	-	5,167	110	5,277
Structured Products (d)	-	67	-	67
Real Estate (e)	-	16	1,364	1,380
Other (f)	-	1,869	-	1,869
Cash & Cash Equivalents (g)	-	359	-	359
Subtotal	$6,818	$13,252	$2,872	22,942
Other Assets & Liabilities (h)				600
Total at December 31, 2011				$23,542

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.

Our common stock represents approximately 3% and 4% of total plan assets at December 31, 2012 and 2011, respectively. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.

The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(Dollars in millions)	Global Equities	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2010	$1	$245	$1,134	$-	$944	$2,324
Realized gains (losses)	-	(1)	108	-	(6)	101
Unrealized gains (losses) relating to
instruments still held in the reporting period	-	(1)	17	6	137	159
Purchases, sales, and settlements, net	(1)	(4)	(100)	104	289	288
Balance, December 31, 2011	-	239	1,159	110	1,364	2,872
Plan assets acquired	-	63	-	-	79	142
Realized gains	-	1	174	3	6	184
Unrealized (losses) gains relating to
instruments still held in the reporting period	-	31	(14)	51	115	183
Purchases, sales, and settlements, net	-	113	(117)	112	221	329
Balance, December 31, 2012	$-	$447	$1,202	$276	$1,785	$3,710

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments.  Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.

Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples.  Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.

Estimated Future Contributions and Benefit Payments

We expect to make contributions of approximately $200 million to our foreign defined benefit pension plans in 2013. Although we are not required to make contributions to our domestic defined benefit pension plans through the end of 2013, we may elect to make discretionary contributions in 2013. Contributions do not reflect benefits to be paid directly from corporate assets.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $1,657 million in 2013, $1,654 million in 2014, $1,724 million in 2015, $1,793 million in 2016, $1,880 million in 2017, and $10,442 million from 2018 through 2022.

Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 88% of the benefit obligation. The postretirement plans are primarily unfunded. Assets in funded plans are primarily invested in cash and cash equivalents.

(Dollars in millions)	2012	2011
Change in Benefit Obligation:
Beginning balance	$784	$832
Service cost	3	3
Interest cost	37	39
Actuarial loss (gain)	45	(7)
Total benefits paid	(107)	(104)
Business combinations	328	-
Other	16	21
Ending balance	$1,106	$784
Change in Plan Assets:
Beginning balance	$-	$10
Actual return on plan assets	-	2
Employer contributions	85	76
Benefits paid from plan assets	(107)	(104)
Other	22	16
Ending balance	$-	$-
Funded Status:
Fair value of plan assets	$-	$-
Benefit obligations	(1,106)	(784)
Funded status of plan	$(1,106)	$(784)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(91)	$(74)
Noncurrent liability	(1,015)	(710)
Net amount recognized	$(1,106)	$(784)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(65)	$(120)
Prior service (credit) cost	(11)	2
Net amount recognized	$(76)	$(118)

As part of our acquisition of Goodrich on July 26, 2012, we assumed approximately $328 million of postretirement projected benefit obligations.

We modified the postretirement medical benefits provided to legacy Goodrich salaried employees by eliminating any company subsidy for retirements that occur after January 31, 2014. This resulted in a $16 million reduction in the projected benefit obligation as of July 26, 2012.

The components of net periodic benefit cost are as follows:

(Dollars in millions)	2012	2011	2010
Other Postretirement Benefits:
Service cost	$3	$3	$2
Interest cost	37	39	46
Expected return on plan assets	-	(1)	(1)
Amortization of prior service credit	(4)	(2)	(2)
Recognized actuarial net gain	(6)	(8)	(1)
Net settlement and curtailment gain	(2)	(8)	-

Net periodic other postretirement benefit cost	$28	$23	$44

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2012 are as follows:

(Dollars in millions)
Current year actuarial loss	$49
Current year prior service credit	(16)
Amortization of prior service credit	4
Amortization of actuarial net gain	6
Net settlements and curtailments	(1)
Total recognized in other comprehensive loss	$42
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$70

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2013 include actuarial net gains of $4 million and prior service credit of $11 million.

Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2012	2011	2012	2011	2010
Discount rate	3.6%	4.3%	4.2%	4.9%	5.5%
Expected return on plan assets	-	-	-	5.0%	5.0%

Assumed health care cost trend rates are as follows:

	2012	2011
Health care cost trend rate assumed for next year	8.0%	8.5%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2012 One-Percentage-Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	71	(60)

Estimated Future Benefit Payments

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $100 million in 2013, $98 million in 2014, $95 million in 2015, $89 million in 2016, $83 million in 2017, and $357 million from 2018 through 2022.

Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.

Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2012 and 2011 is for the plan's year-end at June 30, 2011, and June 30, 2010, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents at least 80 percent funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP).

(Dollars in millions)		Pension Protection Act Zone Status		FIP/RP Status	Contributions				Expiration Date of Collective-Bargaining Agreement
Pension Fund	EIN/Pension Plan Number	2012	2011	Pending/ Implemented	2012	2011	2010	Surcharge Imposed
National Elevator Industry Pension Plan	23-2694291	Green	Green	No	$63	$56	$55	No	July 8, 2017
Other funds					36	38	35

					$99	$94	$90

For the plan years ended June 30, 2011 and 2010, respectively, we were listed in the National Elevator Industry Pension Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2012.

In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Health Benefit Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $11 million, $10 million and $10 million for 2012, 2011 and 2010, respectively.

Stock-based Compensation. We have long-term incentive plans authorizing various types of market and performance based incentive awards that may be granted to officers and employees. Our Long Term Incentive Plan (LTIP) was initially approved on April 13, 2005 and amended in 2011 to increase the maximum number of shares available for award under the LTIP to 119 million shares. All equity-based compensation awards are made exclusively through the LTIP. As of December 31, 2012, approximately 44 million shares remain available for awards under the LTIP. The LTIP does not contain an aggregate annual award limit. We expect that the shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding. The LTIP will expire after all shares have been awarded or April 30, 2017, whichever is sooner.

Under all long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year become vested and exercisable. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, vesting for awards held more than one year does not accelerate, but such awards remain eligible to vest as scheduled based on actual performance relative to target metrics. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.

We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the statement of operations. For the years ended December 31, 2012, 2011 and 2010, $210 million, $221 million and $148 million, respectively, of compensation cost was recognized in operating results. The associated future income tax benefit recognized was $76 million, $75 million and $47 million for the years ended December 31, 2012, 2011 and 2010, respectively.

For the years ended December 31, 2012, 2011 and 2010, the amount of cash received from the exercise of stock options was $381 million, $226 million and $386 million, respectively, with an associated tax benefit realized of $111 million, $101 million and $139 million, respectively. In addition, for the years ended December 31, 2012, 2011 and 2010, the associated tax benefit realized from the vesting of performance share units was $15 million, $19 million and $20 million, respectively. Also, in accordance with the Compensation – Stock Compensation Topic of the FASB ASC, for the years ended December 31, 2012, 2011 and 2010, $67 million, $81 million and $94 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.

At December 31, 2012, there was $185 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 1.9 years.

A summary of the transactions under all long-term incentive plans for the year ended December 31, 2012 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2011	21,029	$47.63	34,038	$66.70	2,962	$67.31	1,109
Granted	428	75.47	7,909	74.88	1,159	74.71	467
Exercised/earned	(7,546)	40.36	(2,645)	60.70	(607)	55.82	(207)
Cancelled	(105)	50.93	(881)	70.88	(723)	60.03	(85)
December 31, 2012	13,806	$52.45	38,421	$68.70	2,791	$74.77	1,284

*       weighted-average exercise price

**       weighted-average grant stock price

The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2012, 2011 and 2010 was $19.32, $20.26 and $17.86, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2012, 2011, and 2010 was $82.15, $87.65 and $78.73, respectively. The total fair value of awards vested during the years ended December 31, 2012, 2011 and 2010 was $187 million, $170 million and $172 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2012, 2011 and 2010 was $370 million, $336 million and $446 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units vested was $46 million, $59 million and $62 million during the years ended December 31, 2012, 2011 and 2010, respectively.

The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2012:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	51,737	$63.90	$937	5.2	35,142	$58.44	$828	3.7
Performance Share Units/Restricted Stock	3,645	-	299	1.2

*       weighted-average exercise price per share

**       weighted-average contractual remaining term in years

The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2012, 2011 and 2010. Lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2012	2011	2010
Expected volatility	30% - 35%	26% - 32%	24% - 28%
Weighted-average volatility	30%	26%	25%
Expected term (in years)	7.4 - 7.7	7.5 - 8.0	7.4 - 7.9
Expected dividends	2.3%	2.4%	2.7%
Risk-free rate	0.0% - 2.0%	0.1% - 3.5%	0.1% - 4.0%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Separate employee groups and equity award characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.

Note 13: Restructuring and Other Costs	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 13: Restructuring and Other Costs

Note 13: Restructuring Costs

During 2012, we recorded net pre-tax restructuring costs totaling $614 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(Dollars in millions)
Otis	$164
UTC Climate, Controls & Security	143
Pratt & Whitney	96
UTC Aerospace Systems	115
Sikorsky	53
Eliminations and other	19
Restructuring costs recorded within continuing operations	590
Restructuring costs recorded within discontinued operations	24
Total	$614

The net costs consist of $340 million recorded in cost of sales, $249 million in selling, general and administrative expenses, $1 million in other income, net, and $24 million in discontinued operations. As described below, these charges primarily relate to actions initiated during 2012 and 2011.

2012 Actions. During 2012, we initiated restructuring actions relating to ongoing cost reduction efforts, including workforce reductions and consolidation of manufacturing operations. We recorded net pre-tax restructuring costs totaling $576 million for restructuring actions initiated in 2012, consisting of $313 million in cost of sales, $236 million in selling, general and administrative expenses, $1 million in other income, net, and $26 million in discontinued operations. Additionally, due to the Goodrich acquisition, we assumed restructuring accruals totaling $19 million.

We expect the actions that were initiated in 2012 to result in net workforce reductions of approximately 7,000 hourly and salaried employees, the exiting of approximately 2.6 million net square feet of facilities and the disposal of assets associated with exited facilities. As of December 31, 2012, we have completed, with respect to the actions initiated in 2012, net workforce reductions of approximately 4,000 employees and 750,000 net square feet of facilities have been exited. We are targeting to complete in 2013 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2012. No specific plans for significant other actions have been finalized at this time.

The following table summarizes the accrual balances and utilization by cost type for the 2012 restructuring actions:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Net pre-tax restructuring charges	$452	$14	$110	$576
Restructuring accruals assumed from Goodrich	19	-	-	19
Utilization and foreign exchange	(182)	(14)	(60)	(256)

Balance at December 31, 2012	$289	$-	$50	$339

The following table summarizes expected, incurred and remaining costs for the 2012 restructuring actions by type:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$475	$14	$192	$681
Costs incurred during 2012	(452)	(14)	(110)	(576)

Remaining costs at December 31, 2012	$23	$-	$82	$105

The following table summarizes expected, incurred and remaining costs for the 2012 restructuring actions by segment:

(Dollars in millions)	Expected Costs	Costs Incurred During 2012	Remaining Costs at December 31, 2012
Otis	$164	$(146)	$18
UTC Climate, Controls & Security	164	(123)	41
Pratt & Whitney	103	(94)	9
UTC Aerospace Systems	155	(121)	34
Sikorsky	50	(47)	3
Eliminations and other	19	(19)	-
Discontinued operations	26	(26)	-

Total	$681	$(576)	$105

2011 Actions. During 2012, we recorded net pre-tax restructuring costs totaling $53 million for restructuring actions initiated in 2011, consisting of $33 million in cost of sales, $19 million in selling, general and administrative expenses, and $1 million in discontinued operations. The 2011 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations.

As of December 31, 2012, we have completed net workforce reductions of approximately 4,200 employees of an expected 4,900, and have exited 200,000 net square feet of facilities of an expected 2 million net square feet. The remaining workforce and facility reduction actions are targeted for completion during 2013.

The following table summarizes the restructuring accrual balances and utilization by cost type for the 2011 programs:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2012	$144	$-	$10	$154
Net pre-tax restructuring charges	30	1	22	53
Utilization and foreign exchange	(138)	(1)	(26)	(165)

Balance at December 31, 2012	$36	$-	$6	$42

The following table summarizes expected, incurred and remaining costs for the 2011 programs by type:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$296	$5	$67	$368
Costs incurred during 2011	(259)	(4)	(23)	(286)
Costs incurred during 2012	(30)	(1)	(22)	(53)

Remaining costs at December 31, 2012	$7	$-	$22	$29

The following table summarizes expected, incurred and remaining costs for the 2011 programs by segment:

(Dollars in millions)	Expected Costs	Costs Incurred During 2011	Costs Incurred During 2012	Remaining Costs at December 31, 2012
Otis	$104	$(76)	$(19)	$9
UTC Climate, Controls & Security	119	(93)	(25)	1
Pratt & Whitney	47	(37)	(3)	7
UTC Aerospace Systems	8	(8)	-	-
Sikorsky	66	(51)	(5)	10
Discontinued operations	24	(21)	(1)	2
Total	$368	$(286)	$(53)	$29

Note 14: Financial Instruments	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 14: Financial Instruments

Note 14: Financial Instruments

We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.

By their nature, all financial instruments involve market and credit risks. We enter into derivative and other financial instruments with major investment grade financial institutions and have policies to monitor the credit risk of those counterparties. We limit counterparty exposure and concentration of risk by diversifying counterparties. While there can be no assurance, we do not anticipate any material non-performance by any of these counterparties.

Foreign Currency Forward Contracts. We manage our foreign currency transaction risks to acceptable limits through the use of derivatives that hedge forecasted cash flows associated with foreign currency transaction exposures which are accounted for as cash flow hedges, as deemed appropriate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, and otherwise meet the hedge accounting criteria of the Derivatives and Hedging Topic of the FASB ASC, changes in the derivatives' fair values are not included in current earnings but are included in “Accumulated other comprehensive loss”. These changes in fair value will subsequently be reclassified into earnings as a component of product sales or expenses, as applicable, when the forecasted transaction occurs. To the extent that a previously designated hedging transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs.

To the extent the hedge accounting criteria are not met, the foreign currency forward contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. These include hedges that are used to reduce exchange rate risks arising from the change in fair value of certain foreign currency denominated assets and liabilities (e.g. payables, receivables) and other economic hedges where the hedge accounting criteria were not met.

The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $11.8 billion and $10.4 billion at December 31, 2012 and 2011, respectively.

Additional information pertaining to foreign exchange and hedging activities is included in Note 1.

We enter into transactions that are subject to enforceable master netting arrangements or other similar agreements with various counterparties. However, we have not elected to offset multiple contracts with a single counterparty and, as a result, the fair value of the derivative instruments in a loss position is not offset against the fair value of derivative instruments in a gain position.

The following table summarizes the fair value of derivative instruments as of December 31, 2012 and December 31, 2011 which consist solely of foreign exchange contracts:

	December 31, 2012		December 31, 2011
(Dollars in millions)	Derivatives designated as hedging instruments	Derivatives not designated as hedging instruments	Derivatives designated as hedging instruments	Derivatives not designated as hedging instruments
Balance Sheet Asset Locations:
Other assets, current	$48	$47	$69	$40
Other assets	30	3	3	2
	78	50	72	42
Total Asset Derivative Contracts		$128		$114

Balance Sheet Liability Locations:
Accrued liabilities	$10	$136	$81	$40
Other long-term liabilities	1	2	43	1
	11	138	124	41
Total Liability Derivative Contracts		$149		$165

The impact from foreign exchange derivative instruments that qualified as cash flow hedges for the period was as follows:

	December 31,
(Dollars in millions)	2012	2011
Gain (loss) recorded in Accumulated other comprehensive loss	$88	$(46)
Gain reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	31	96

Assuming current market conditions continue, a $40 million pre-tax gain is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2012, all derivative contracts accounted for as cash flow hedges mature by December 2015.

The effect on the Consolidated Statement of Operations from foreign exchange contracts not designated as hedging instruments was as follows:

	December 31,
(Dollars in millions)	2012	2011
Loss recognized in Other income, net	$(120)	$(39)

Fair Value Disclosure. As of January 1, 2012, we adopted the provisions of the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU clarifies many of the existing concepts for measuring fair value and does not result in a change in our application of the FASB ASC Topic “Fair Value Measurements and Disclosures.” The guidance includes enhanced disclosure requirements about recurring Level 3 fair value measurements for each class of assets and liabilities measured at fair value in the balance sheet, which has no impact on our financial statements or disclosures as there are presently no Level 3 fair value measurements in our Consolidated Balance Sheet. This ASU also requires additional disclosures for items that are not measured at fair value in the balance sheet but for which the fair value is required to be disclosed.

Valuation Hierarchy. The FASB ASC Topic “Fair Value Measurements and Disclosure” establishes a valuation hierarchy for disclosure of the inputs to the valuations used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows: Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, including interest rates, yield curves and credit risks, or inputs that are derived principally from or corroborated by observable market data through correlation. Level 3 inputs are unobservable inputs based on our own assumptions used to measure assets and liabilities at fair value. A financial asset or liability's classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2012 and 2011:

(Dollars in millions)	Total Carrying Value at December 31, 2012	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Recurring fair value measurements:
Available-for-sale securities	$781	$781	$-	$-
Derivative assets	128	-	128	-
Derivative liabilities	(149)	-	(149)	-

Nonrecurring fair value measurements:
Equity method investments	432	-	432	-
Business dispositions	84	-	84	-
During 2012, we recorded net gains on nonrecurring fair value measurements of approximately $157 million within Other income, net from UTC Climate, Controls & Security’s ongoing portfolio transformation efforts including the integration of the legacy UTC Fire & Security businesses with the legacy Carrier businesses. These net gains include approximately $357 million from the sales of controlling interests in manufacturing and distribution joint ventures in Asia and Canada, of which approximately $272 million was non-cash. These gains were partially offset by $168 million of other-than-temporary impairment charges related to business dispositions and a $32 million loss on the disposition of the U.S. UTC Fire & Security branch operations. In addition, we recorded a $34 million gain on the fair market measurement of the Company's previously held interest in Goodrich.

(Dollars in millions)	Total Carrying Value at December 31, 2011	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Recurring fair value measurements:
Available-for-sale securities	$926	$926	$-	$-
Derivative assets	114	-	114	-
Derivative liabilities	(165)	-	(165)	-

Nonrecurring fair value measurements:
Equity method investment	13	13	-	-
During 2011, we recorded a non-cash other-than-temporary impairment charge of $66 million within Other income, net on an equity investment. The impairment charge recorded on our investment was determined by comparing the carrying value of our investment to the closing market value of the shares on the date the investment was deemed to be impaired.

Valuation Techniques. Our available-for-sale securities include equity investments that are traded in active markets, either domestically or internationally. They are measured at fair value using closing stock prices from active markets and are classified within Level 1 of the valuation hierarchy. Our derivative assets and liabilities include foreign exchange contracts and commodity derivatives that are measured at fair value using internal models based on observable market inputs such as forward rates, interest rates, our own credit risk and our counterparties' credit risks. Based on these inputs, the derivative assets and liabilities are classified within Level 2 of the valuation hierarchy. Based on our continued ability to trade securities and enter into forward contracts, we consider the markets for our fair value instruments to be active. As of December 31, 2012, there were no significant transfers in and out of Level 1 and Level 2.

As of December 31, 2012, there has not been any significant impact to the fair value of our derivative liabilities due to our own credit risk. Similarly, there has not been any significant adverse impact to our derivative assets based on our evaluation of our counterparties' credit risks.

The following table provides carrying amounts and fair values of financial instruments that are not carried at fair value at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
(Dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term receivables	$499	$464	$283	$276
Customer financing notes receivable	375	371	309	297
Short-term borrowings	(503)	(503)	(630)	(630)
Long-term debt (excluding capitalized leases)	(22,665)	(25,606)	(9,575)	(11,639)
Long-term liabilities	(182)	(167)	-	-

The following table provides the valuation hierarchy classification of assets and liabilities that are not carried at fair value in our Consolidated Balance Sheet as of December 31, 2012:

(Dollars in millions)	Total Fair Value at December 31, 2012	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Long-term receivables	$464	$-	$464	$-
Customer financing notes receivable	371	-	371	-
Short-term borrowings	(503)	-	(320)	(183)
Long-term debt (excluding capitalized leases)	(25,606)	-	(25,548)	(58)
Long-term liabilities	(167)	-	(167)	-

Valuation Techniques. Our long-term receivables and customer financing notes receivable include our commercial and aerospace long-term trade, government and other receivables, leases, and notes receivable. Our long-term liabilities include our aerospace long-term customer payments. Our long-term receivables, customer financing notes receivable and long-term liabilities are measured at fair value using an income approach based on the present value of the contractual, promised or most likely cash flows discounted at observed or estimated market rates for comparable assets or liabilities that are traded in the market. Based on these inputs, long-term receivables, customer financing notes receivable and long-term liabilities are classified within Level 2 of the valuation hierarchy. Our short-term borrowings include commercial paper and other international credit facility agreements. Our long-term debt includes domestic and international notes. Commercial paper and domestic long-term notes are measured at fair values based on comparable transactions and current market interest rates quoted in active markets for similar assets, and are classified within Level 2 of the valuation hierarchy. Foreign short-term borrowings and foreign long-term notes are measured at fair value based on comparable transactions and rates calculated from the respective countries' yield curves. Based on these inputs, foreign borrowings and foreign long-term notes are classified within Level 3 of the valuation hierarchy. The fair values of Accounts receivable and Accounts payable approximate the carrying amounts due to the short-term maturities of these instruments.

We had commercial aerospace financing and other contractual commitments totaling approximately $10.9 billion at December 31, 2012, which now include approximately $5.8 billion of IAE commitments, related to commercial aircraft and certain contractual rights to provide product on new aircraft platforms. We had commercial aerospace financing and other contractual commitments of approximately $3.0 billion at December 31, 2011. Risks associated with changes in interest rates on these commitments are mitigated by the fact that interest rates are variable during the commitment term, and are set at the date of funding based on current market conditions, the fair value of the underlying collateral and the credit worthiness of the customers. As a result, the fair value of these financings is expected to equal the amounts funded. The fair value of the commitment itself is not readily determinable and is not considered significant.

Note 15: Credit Quality of Long-Term Receivables	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 15: Credit Quality of Long-Term Receivables

Note 15: Credit Quality of Long-Term Receivables

A long-term or financing receivable represents a contractual right to receive money on demand or on fixed and determinable dates, including trade receivable balances with maturity dates greater than one year. Our long-term and financing receivables primarily represent balances related to the aerospace businesses such as long-term trade accounts receivable, leases, and notes receivable. We also have other long-term receivables in our commercial businesses; however, both the individual and aggregate amounts are not significant.

Long-term trade accounts receivable represent amounts arising from the sale of goods and services with a contractual maturity date of greater than one year and are recognized as “Other assets” in our Consolidated Balance Sheet. Notes and leases receivable represent notes and lease receivables other than receivables related to operating leases, and are recognized as “Customer financing assets” in our Consolidated Balance Sheet. The following table summarizes the balance by class of aerospace long-term receivables as of December 31, 2012 and 2011:

(Dollars in millions)	December 31, 2012	December 31, 2011
Long-term trade accounts receivable	$593	$204
Notes and leases receivable	584	365
Total long-term receivables	$1,177	$569

The increases reflected above as of December 31, 2012, as compared to December 31, 2011, primarily reflect the impacts of the Goodrich acquisition and our consolidation of IAE. See Note 2 for further discussion related to acquisitions.

Economic conditions and air travel influence the operating environment for most airlines, and the financial performance of our aerospace businesses is directly tied to the economic conditions of the commercial aerospace and defense industries. Additionally, the value of the collateral is also closely tied to commercial airline performance and may be subject to exposure of reduced valuation as a result of market declines. We determine a receivable is impaired when, based on current information and events, it is probable that we will be unable to collect amounts due according to the contractual terms of the receivable agreement. Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.

Long-term receivables can be considered delinquent if payment has not been received in accordance with the underlying agreement. If determined delinquent, long-term trade accounts receivable and notes and leases receivable balances accruing interest may be placed on nonaccrual status. We record potential losses related to long-term receivables when identified. The reserve for credit losses on these receivables relates to specifically identified receivables that are evaluated individually for impairment. For notes and leases receivable we determine a specific reserve for exposure based on the difference between the carrying value of the receivable and the estimated fair value of the related collateral in connection with the evaluation of credit risk and collectability. For long-term trade accounts receivable we evaluate credit risk and collectability individually to determine if an allowance is necessary. Uncollectible long-term receivables are written-off when collection of the indebtedness has been pursued for a reasonable period of time without collection; the customer is no longer in operation; or judgment has been levied, but the underlying assets are not adequate to satisfy the indebtedness. At both December 31, 2012 and 2011, we do not have any significant balances that are considered to be delinquent, on non-accrual status, past due 90 days or more, or considered to be impaired.

The following table provides the balance of aerospace long-term receivables and summarizes the associated changes in the reserve for estimated credit losses and exposure for the years ended December 31, 2012 and 2011, respectively:

(Dollars in millions)	2012	2011
Beginning balance of the reserve for credit losses and exposure as of January 1	$70	$42
Provision	1	25
Charge-offs	-	-
Recoveries	(5)	(9)
Other	(6)	12
Ending balance of the reserve for credit losses and exposure: individually evaluated for impairment as of December 31	$60	$70
Ending balance of long-term receivables: individually evaluated for impairment as of December 31	$1,177	$569

We determine credit ratings for each customer in the portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. The credit ratings listed below range from “A” which indicates an extremely strong capacity to meet financial obligations and the receivable is either collateralized or uncollateralized, to “D” which indicates that payment is in default and the receivable is uncollateralized. There can be no assurance that actual results will not differ from estimates or that consideration of these factors in the future will not result in an increase or decrease to the allowance for credit losses on long-term receivables.

The following table summarizes the credit risk profile by creditworthiness category for aerospace long-term receivable balances at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
(Dollars in millions)	Long-term trade accounts receivable	Notes and leases receivable	Long-term trade accounts receivable	Notes and leases receivable
A - (low risk, collateralized/uncollateralized)	$569	$26	$201	$-
B - (moderate risk, collateralized/uncollateralized)	21	458	3	295
C - (high risk, collateralized/uncollateralized)	3	100	-	70
D - (in default, uncollateralized)	-	-	-	-
Total	$593	$584	$204	$365

Note 16: Guarantees	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 16: Guarantees

Note 16: Guarantees

We extend a variety of financial guarantees to third parties. As of December 31, 2012 and 2011 the following financial guarantees were outstanding:

	2012		2011
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
IAE's financing arrangements* (See Note 5)	$-	$-	$989	$20
Commercial aerospace financing arrangements (See Note 5)	346	7	323	30
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2013 to 2034)	240	2	239	3
Performance guarantees	33	-	33	-

______________

* Represents IAE's gross obligation; at December 31, 2011 our proportionate share of IAE's obligations was 33%. As disclosed in Note 2, on June 29, 2012 Pratt & Whitney, Rolls-Royce, MTU and JAEC, completed a restructuring of their interests in IAE and as a result, we now consolidate IAE.

We also have obligations arising from sales of certain businesses and assets, including those from representations and warranties and related indemnities for environmental, health and safety, tax and employment matters. The maximum potential payment related to these obligations is not a specified amount as a number of the obligations do not contain financial caps. The carrying amount of liabilities related to these obligations was $144 million and $138 million at December 31, 2012 and 2011, respectively. For additional information regarding the environmental indemnifications, see Note 18.

We accrue for costs associated with guarantees when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts, and where no amount within a range of estimates is more likely, the minimum is accrued. In accordance with the FASB ASC Topic ”Guarantees” of FASB ASC, we record a liability for the fair value of such guarantees in the balance sheet.

We provide service and warranty policies on our products and extend performance and operating cost guarantees beyond our normal service and warranty policies on some of our products, particularly commercial aircraft engines. In addition, we incur discretionary costs to service our products in connection with specific product performance issues. Liabilities for performance and operating cost guarantees are based upon future product performance and durability, and are largely estimated based upon historical experience. Adjustments are made to accruals as claim data and historical experience warrant. The changes in the carrying amount of service and product warranties and product performance guarantees for the years ended December 31, 2012 and 2011 are as follows:

(Dollars in millions)	2012	2011
Balance as of January 1	$1,468	$1,136
Warranties and performance guarantees issued	325	475
Settlements made	(277)	(440)
Other	(184)	297
Balance as of December 31	$1,332	$1,468

The decrease in the above table in “Other” during the year ended December 31, 2012 primarily reflects a decrease for Clipper warranty reserves as a result of the sale of the company, partially offset by an increase from the Goodrich acquisition. See Note 3 and Note 2, respectively, for further discussion. The increase reflected in “Other” during the year ended December 31, 2011 primarily reflected the impact of finalizing purchase accounting on the original acquisition of Clipper.

Note 17: Collaborative Arrangements	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 17: Collaborative Arrangements

Note 17: Collaborative Arrangements

In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which sales, costs and risks are shared. Sales generated from engine programs, spare parts, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborators for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of the collaborators' share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2012, the collaborators' interests in all commercial engine programs ranged from 14% to 48%, inclusive of a portion of Pratt & Whitney's interests held by other participants. Pratt & Whitney is the principal participant in all existing collaborative arrangements. There are no individually significant collaborative arrangements and none of the collaborators exceed a 31% share in an individual program.

On June 29, 2012, Pratt & Whitney, Rolls-Royce, MTU, and JAEC, participants in the IAE collaboration, completed a restructuring of their interests in IAE. Under the terms of the agreement, Rolls-Royce sold its ownership and collaboration interests in IAE to Pratt & Whitney, while also entering into an agreement to license its V2500 intellectual property to Pratt & Whitney. In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce conditional upon each hour flown by V2500-powered aircraft in service at the closing date of the purchase from Rolls-Royce during the fifteen year period following closing of the purchase. The collaboration interest and intellectual property licenses are reflected as intangible assets and will be amortized in relation to the economic benefits received over the remaining estimated 30 year life of the V2500 program. Rolls-Royce will continue to support the program as a strategic supplier for the V2500 engine and continue to manufacture parts and assemble engines. Pratt & Whitney entered into a collaboration arrangement with MTU with respect to a portion of the acquired collaboration interest in IAE for consideration of approximately $233 million with additional payments due to Pratt & Whitney in the future. As a result of these transactions, Pratt & Whitney holds a 61% net interest in the collaboration and a 49.5% ownership interest in IAE. Please see Note 2 for further discussion of changes in the IAE collaboration arrangement.

The following table illustrates the income statement classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented:

(Dollars in millions)	2012	2011	2010
Collaborator share of sales:
Cost of products sold	$1,295	$963	$850
Cost of services sold	216	36	38

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(97)	(88)	(83)
Research and development	(203)	(220)	(135)
Selling, general and administrative	(7)	(4)	(5)

Note 18: Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 18: Contingent Liabilities

Note 18: Contingent Liabilities

Leases. We occupy space and use certain equipment under lease arrangements. Rental commitments of $2,486 million at December 31, 2012 under long-term non-cancelable operating leases are payable as follows: $646 million in 2013, $510 million in 2014, $378 million in 2015, $255 million in 2016, $158 million in 2017 and $539 million thereafter. Rent expense was $457 million in 2012, $453 million in 2011 and $445 million in 2010.

Additional information pertaining to commercial aerospace rental commitments is included in Note 5 to the Consolidated Financial Statements.

Environmental. Our operations are subject to environmental regulation by federal, state and local authorities in the United States and regulatory authorities with jurisdiction over our foreign operations. As described in Note 1 to the Consolidated Financial Statements, we have accrued for the costs of environmental remediation activities and periodically reassess these amounts. We believe that the likelihood of incurring losses materially in excess of amounts accrued is remote. At December 31, 2012, we had $847 million reserved for environmental remediation. Additional information pertaining to environmental matters is included in Note 1 to the Consolidated Financial Statements.

Government. We are now, and believe that in light of the current U.S. Government contracting environment we will continue to be, the subject of one or more U.S. Government investigations. If we or one of our business units were charged with wrongdoing as a result of any of these investigations or other government investigations (including violations of certain environmental or export laws) the U.S. Government could suspend us from bidding on or receiving awards of new U.S. Government contracts pending the completion of legal proceedings. If convicted or found liable, the U.S. Government could fine and debar us from new U.S. Government contracting for a period generally not to exceed three years. The U.S. Government could void any contracts found to be tainted by fraud.

Our contracts with the U.S. Government are also subject to audits. Like many defense contractors, we have received audit reports, which recommend that certain contract prices should be reduced to comply with various government regulations. Some of these audit reports involved substantial amounts. We have made voluntary refunds in those cases we believe appropriate, have settled some allegations and continue to litigate certain cases. In addition, we accrue for liabilities associated with those matters that are probable and can be reasonably estimated. The most likely settlement amount to be incurred is accrued based upon a range of estimates. Where no amount within a range of estimates is more likely, then we accrued the minimum amount.

As previously disclosed, the U.S. Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney's liability to be $624 million. On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of $7.09 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney's liability under the False Claims Act and remanded the case to the trial court for further proceedings.

On June 18, 2012, the trial court found that Pratt & Whitney had breached other obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force may seek damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act. Further proceedings at the trial court will determine the damages, if any, relating to the False Claims Act and common law claims. The government continues to seek damages of $624 million, plus interest. Pratt & Whitney continues to contend that the government suffered no actual damages. The parties have submitted briefs and await a decision from the trial court. Should the government ultimately prevail, the outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized or cash flows for the period in which damages would be paid.

As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky's liability is approximately $94 million (including interest through December 31, 2012). We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims. Trial in the matter concluded in January 2013 and we await a decision from the court. We do not believe the resolution of this matter will have a material adverse effect on our competitive position, results of operations, cash flows or financial condition.

As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office concerning €203 million (approximately $270 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. A portion of these tax benefits were disallowed by the local German Tax Office on July 5, 2012, as a result of the audit of tax years 1999 to 2000. The legal and factual issues relating to the denial of the tax benefits center on the interpretation and application of a German tax law. On August 3, 2012, the Company filed suit in the local German tax court and intends to litigate vigorously the matter to conclusion. We do not believe the resolution of this matter will have a material adverse effect on our results of operations, cash flows or financial condition.

Other. Except as otherwise noted, we do not believe that resolution of any of the above matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.

As described in Note 16 to the Consolidated Financial Statements, we extend performance and operating cost guarantees beyond our normal warranty and service policies for extended periods on some of our products. We have accrued our estimate of the liability that may result under these guarantees and for service costs that are probable and can be reasonably estimated.

We have accrued for environmental investigatory, remediation, operating and maintenance costs, performance guarantees and other litigation and claims based on our estimate of the probable outcome of these matters. While it is possible that the outcome of these matters may differ from the recorded liability, we believe that resolution of these matters will not have a material impact on our competitive position, results of operations, cash flows or financial condition.

We also have other commitments and contingent liabilities related to legal proceedings, self-insurance programs and matters arising out of the normal course of business. We accrue contingencies based upon a range of possible outcomes. If no amount within this range is a better estimate than any other, then we accrue the minimum amount.

We are also subject to a number of routine lawsuits, investigations and claims (some of which involve substantial amounts) arising out of the ordinary course of our business. We do not believe that these matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.

Note 19: Segment Financial Data	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 19: Segment Financial Data

Our operations for the periods presented herein are classified into five principal segments. The segments are generally determined based on the management structure of the businesses and the grouping of similar operating companies, where each management organization has general operating autonomy over diversified products and services.

Otis products include elevators, escalators, moving walkways and service sold to customers in the commercial and residential property industries around the world.

UTC Climate, Controls & Security products and related services include HVAC and refrigeration systems, building controls and automation, fire and special hazard suppression systems and equipment, security monitoring and rapid response systems, provided to a diversified international customer base principally in the industrial, commercial and residential property and commercial transportation sectors.

Pratt & Whitney products include commercial, military, business jet and general aviation aircraft engines, parts and services, industrial gas turbines, sold to a diversified customer base, including international and domestic commercial airlines and aircraft leasing companies, aircraft manufacturers, and U.S. and foreign governments. Pratt & Whitney also provides product support and a full range of overhaul, repair and fleet management services and produces land-based power generation equipment.

Effective July 1, 2012, the auxiliary power unit business (APU) of the UTC Aerospace Systems business segment was transferred to the Pratt & Whitney business segment. The APU business designs and manufactures a variety of products for commercial and military aircraft. Annual sales for the APU business are approximately $600 million. The reclassification has been made prospectively; prior year results have not been restated for the transfer of the business.

UTC Aerospace Systems provides aerospace products and aftermarket services for commercial, military, business jet and general aviation customers worldwide. Products include electric power generation, management and distribution systems, flight control systems, engine control systems, intelligence, surveillance and reconnaissance systems, engine components, environmental control systems, fire protection and detection systems, propeller systems, aircraft nacelles, and interior, actuation, landing and electronic systemsprovides aerospace products and aftermarket services for commercial, military, business jet and general aviation customers worldwide. Products include power generation, management and distribution systems, flight systems, engine control systems, environmental control systems, fire protection and detection systems, propeller systems, intelligence, surveillance and reconnaissance systems, engine components, aircraft nacelles, interior, actuation, landing and electronic systems.

Sikorsky products include military and commercial helicopters, aftermarket helicopter and aircraft parts and services.

We have reported our financial and operational results for the periods presented herein under the five principal segments noted above, consistent with how we have reviewed our business operations for decision-making purposes, resource allocation and performance assessment during 2012.

Segment Information. Total sales by segment include intersegment sales, which are generally made at prices approximating those that the selling entity is able to obtain on external sales. Segment information for the years ended December 31 is as follows:

				Net Sales			Operating Profits
(Dollars in millions)				2012	2011	2010	2012	2011	2010
Otis				$12,056	$12,437	$11,579	$2,512	$2,815	$2,575
UTC Climate, Controls & Security				17,090	18,864	17,876	2,425	2,212	1,776
Pratt & Whitney				13,964	12,711	12,150	1,589	1,867	1,885
UTC Aerospace Systems				8,334	4,760	4,399	944	759	654
Sikorsky				6,791	7,355	6,684	712	840	716

Total segment				58,235	56,127	52,688	8,182	8,493	7,606
Eliminations and other				(527)	(373)	(413)	(72)	(228)	(331)
General corporate expenses				-	-	-	(426)	(419)	(377)

Consolidated				$57,708	$55,754	$52,275	$7,684	$7,846	$6,898

	Total Assets			Capital Expenditures			Depreciation & Amortization
(Dollars in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
Otis	$8,866	$8,717	$8,097	$141	$75	$55	$220	$223	$211
UTC Climate, Controls & Security	22,253	21,630	21,837	265	305	234	418	432	457
Pratt & Whitney	15,938	10,705	10,139	462	290	321	324	332	340
UTC Aerospace Systems	35,589	8,593	8,540	367	163	117	412	172	172
Sikorsky	4,975	4,628	4,521	94	92	108	85	84	83

Total segment	87,621	54,273	53,134	1,329	925	835	1,459	1,243	1,263
Eliminations and other	1,788	7,179	5,359	60	4	3	65	20	37

Consolidated	$89,409	$61,452	$58,493	$1,389	$929	$838	$1,524	$1,263	$1,300

Geographic External Sales and Operating Profit. Geographic external sales and operating profits are attributed to the geographic regions based on their location of origin. U.S. external sales include export sales to commercial customers outside the U.S. and sales to the U.S. Government, commercial and affiliated customers, which are known to be for resale to customers outside the U.S. Long-lived assets are net fixed assets attributed to the specific geographic regions.

	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
United States Operations	$32,175	$28,993	$27,547	$3,663	$4,264	$3,839	$4,311	$2,974	$3,013
International Operations
Europe	11,823	12,344	11,678	2,100	2,089	1,858	1,804	1,210	1,282
Asia Pacific	8,733	9,016	7,658	1,648	1,429	1,152	947	883	839
Other	4,964	5,376	5,369	772	711	757	1,122	760	804
Eliminations and other	13	25	23	(499)	(647)	(708)	334	374	342

Consolidated	$57,708	$55,754	$52,275	$7,684	$7,846	$6,898	$8,518	$6,201	$6,280

Sales from U.S. operations include export sales as follows:

(Dollars in millions)	2012	2011	2010
Europe	$3,117	$2,284	$1,902
Asia Pacific	2,998	2,448	2,641
Other	3,086	2,989	2,559

	$9,201	$7,721	$7,102

Major Customers. Net Sales include sales under prime contracts and subcontracts to the U.S. Government, primarily related to Pratt & Whitney, UTC Aerospace Systems and Sikorsky products, as follows:

(Dollars in millions)	2012	2011	2010
Pratt & Whitney	$3,718	$2,995	$3,339
UTC Aerospace Systems	1,742	1,021	1,115
Sikorsky	4,512	4,967	4,529
Other	126	125	151

	$10,098	$9,108	$9,134

Selected Quarterly Financial Data - Unaudited	12 Months Ended
Dec. 31, 2012
Selected Quarterly Financial Information [Abstract]
Quarterly Financial Information [Text Block]

Selected Quarterly Financial Data (Unaudited)

	2012 Quarters				2011 Quarters
(Dollars in millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth
Net Sales	$12,416	$13,807	$15,042	$16,443	$12,673	$14,469	$14,235	$14,377
Gross margin	3,486	3,873	4,039	4,157	3,521	4,001	3,897	3,966
Net income attributable to common shareowners	330	1,328	1,415	2,057	1,012	1,318	1,324	1,325
Earnings per share of Common Stock:
Basic – net income	$.37	$1.49	$1.58	$2.28	$1.13	$1.48	$1.49	$1.49
Diluted – net income	$.36	$1.47	$1.56	$2.26	$1.11	$1.45	$1.47	$1.47

Comparative Stock Data (Unaudited)

	2012			2011
Common Stock	High	Low	Dividend	High	Low	Dividend
First quarter	$87.50	$73.62	$.480	$85.46	$77.05	$.425
Second quarter	$83.57	$70.71	$.480	$90.67	$81.19	$.480
Third quarter	$82.56	$70.95	$.535	$91.83	$67.12	$.480
Fourth quarter	$83.64	$74.44	$.535	$80.36	$66.87	$.480

Performance Graph - Unaudited	12 Months Ended
Dec. 31, 2012
Performance Graph [Abstract]
Cumulative Total Shareholder Return [Text Block]

Our common stock is listed on the New York Stock Exchange. The high and low prices are based on the Composite Tape of the New York Stock Exchange. There were approximately 22,210 registered shareholders at January 31, 2013.

PERFORMANCE GRAPH (UNAUDITED)

The following graph presents the cumulative total shareholder return for the five years ending December 31, 2012 for our common stock, as compared to the Standard & Poor's 500 Stock Index and to the Dow Jones 30 Industrial Average. Our common stock price is a component of both indices. These figures assume that all dividends paid over the five-year period were reinvested, and that the starting value of each index and the investment in common stock was $100.00 on December 31, 2007.

	December
	2007	2008	2009	2010	2011	2012
United Technologies Corporation	$100.00	$71.57	$95.40	$110.88	$105.37	$121.28
S&P 500 Index	$100.00	$63.00	$79.67	$91.68	$93.61	$108.59
Dow Jones Industrial Average	$100.00	$68.07	$83.51	$95.25	$103.24	$113.81

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
SEC Schedule Article 12-09 Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure [Text Block]
SCHEDULE II
UNITED TECHNOLOGIES CORPORATION AND SUBSIDIARIES
Valuation and Qualifying Accounts
Three Years Ended December 31, 2012
(Millions of Dollars)

Allowances for Doubtful Accounts and Other Customer Financing Activity:

Balance December 31, 2009	$451
Provision charged to income	58
Doubtful accounts written off (net)	(47)
Other adjustments	(14)
Balance December 31, 2010	448
Provision charged to income	88
Doubtful accounts written off (net)	(38)
Other adjustments	(42)
Balance December 31, 2011	456
Provision charged to income	72
Doubtful accounts written off (net)	(23)
Other adjustments	12
Balance December 31, 2012	$517

Future Income Tax Benefits - Valuation allowance:

Balance December 31, 2009	$903
Additions charged to income tax expense	93
Reductions charged to goodwill, due to acquisitions	(3)
Reductions credited to income tax expense	(44)
Other adjustments	(38)
Balance December 31, 2010	911
Additions charged to income tax expense	130
Reductions credited to income tax expense	(27)
Other adjustments	(37)
Balance December 31, 2011	977
Additions charged to income tax expense	124
Additions charged to goodwill, due to acquisitions	71
Reductions credited to income tax expense	(245)
Other adjustments	(23)
Balance December 31, 2012	$904

Note 1: Summary of Accounting Principles (Policy)	12 Months Ended
Dec. 31, 2012
Summary Of Accounting Principles [Abstract]
Consolidation Policy [Text Block]	Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.
Cash And Cash Equivalents Policy [Text Block]

Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

Cash And Cash Equivalents Restricted Cash And Cash Equivalents Policy

On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2012 and 2011, the amount of such restricted cash was approximately $35 million and $37 million, respectively and is included in Other assets, current.

Receivables Policy [Text Block]

Accounts Receivable. Current and long-term accounts receivable include retainage of $172 million and $154 million and unbilled receivables of $1,363 million and $1,060 million as of December 31, 2012 and 2011, respectively.

Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business. Long-term accounts receivable are included in Other assets in the Consolidated Balance Sheet.

Marketable Securities Available For Sale Securities Policy

Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available-for-sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.

Inventory Policy Text Block

Inventories and Contracts in Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain UTC Aerospace Systems and UTC Climate, Controls & Security entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by $139 million and $144 million at December 31, 2012 and 2011, respectively.

Costs accumulated against specific contracts or orders are at actual cost. Inventory in excess of requirements for contracts and current or anticipated orders have been reserved as appropriate. Manufacturing costs are allocated to current production and firm contracts.

Property Plant And Equipment Policy [Text Block]	Fixed Assets. Fixed assets are stated at cost. Depreciation is recorded over the fixed assets' useful lives using the straight-line method.
Goodwill And Intangible Assets Policy [Text Block]

Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the FASB ASC Topic “Intangibles – Goodwill and Other” . This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value. During 2012 we early-adopted the FASB Accounting Standards Update (ASU) No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” in connection with the performance of our annual goodwill and indefinite-lived intangible assets impairment test. This ASU intends to align impairment testing guidance among indefinite-lived asset categories. This ASU allows an assessment based on qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired prior to determining whether it is necessary to perform the quantitative impairment test in accordance with FASB ASC Subtopic 350-30, “Intangibles - Goodwill and Other - General Intangibles Other than Goodwill.” During 2012, we recorded pre-tax goodwill impairment charges of approximately $360 million and $590 million related to Pratt & Whitney Rocketdyne (Rocketdyne) and Clipper Windpower (Clipper), respectively. The goodwill impairment charges result from the decision to dispose of both Rocketdyne and Clipper within a relatively short period after acquiring the businesses. Consequently, there has not been sufficient opportunity for the long-term operations to recover the value implicit in goodwill at the initial date of acquisition. During 2011 and 2010, we did not record any significant impairments to the carrying value of goodwill or indefinite-lived intangible assets.

Intangible assets consist of service portfolios, patents, trademarks/tradenames, customer relationships and other intangible assets including a collaboration asset established in connection with the restructuring of IAE International Aero Engines AG (IAE) as discussed further in Note 2. Also included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are to be amortized as the related OEM and Aftermarket units are delivered.

Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. For both our commercial aerospace collaboration assets and exclusivity arrangements, the pattern of economic benefit generally results in lower amortization during the development period with increasing amortization as programs enter full rate production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. The range of estimated useful lives is as follows:

       Collaboration asset              30 years

       Customer relationships and related programs       2 to 32 years

       Purchased service contracts              5 to 30 years

       Patents & trademarks              3 to 40 years

       Exclusivity assets              3 to 25 years

Impairment Or Disposal Of Long Lived Assets Policy [Text Block]

Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value. During the years ended December 31, 2012 and 2011, we had certain non-recurring fair value measurements resulting in impairment charges of $168 million and $66 million, respectively. See Note 14. Additionally, in 2012 we recorded pre-tax net asset impairment charges of approximately $179 million related to UTC Power in discontinued operations. The impairment charge at UTC Power results from the disposition of the business before the benefits of technology investments were fully realized.

Income Tax Policy [Text Block]

Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition

Revenue Recognition. Sales under government and commercial fixed-price contracts and government fixed-price-incentive contracts are recorded at the time deliveries are made or, in some cases, on a percentage-of-completion basis. Sales under cost-reimbursement contracts are recorded as work is performed. Sales for elevators, escalators, installation and modernization contracts are accounted for under the percentage-of-completion method.

Losses, if any, on long-term contracts are provided for when anticipated. Loss provisions on original equipment contracts are recognized to the extent that estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate, exceed the projected revenue from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangement include products purchased under contract and, in the large commercial engine and wheels and brakes businesses, future highly probable sales of replacement parts required by regulation that are expected to be purchased subsequently for incorporation into the original equipment. Revenue projections used in determining contract loss provisions are based upon estimates of the quantity, pricing and timing of future product deliveries. Losses are generally recognized on shipment to the extent that inventoriable manufacturing costs, estimated warranty costs and product performance guarantee costs, as appropriate, exceed revenue realized. Contract accounting requires estimates of future costs over the performance period of the contract as well as estimates of award fees and other sources of revenue. These estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and helicopter contracts is measured using units of delivery. In addition, we use the cost-to-cost method for elevator and escalator sales, installation and modernization contracts in the commercial businesses. For long-term aftermarket contracts, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method in accordance with the Revenue Recognition Topic of the FASB ASC. In 2012, we recorded a $157 million charge on the CH-148 Canadian Maritime Helicopter program resulting from ongoing program delays.

Revenue Recognition Sales Of Services

Service sales, representing aftermarket repair and maintenance activities, are recognized over the contractual period or as services are performed. In the commercial businesses, revenue is generally recognized on a straight-line basis. In the aerospace businesses, revenue is generally recognized in proportion to cost.

Collaborative Arrangement Accounting Policy

Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborators for their share of revenues are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.

Research and Development Expense, Policy [Text Block]

Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets including specific aircraft engine sales, total aircraft engine sales volume and total year-over-year sales growth of the entity receiving the government funding. Given the conditional and uncertain nature of any repayment obligations, royalty expense is typically recorded only upon engine shipment or is otherwise accrued monthly based upon the forecasted impact for the current year. The cumulative funding received under existing relationships has been approximately $2.0 billion of which approximately $450 million has been repaid to date in the form of royalties.

Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized. Research and development costs in excess of contractual consideration is expensed as incurred.

Foreign Currency Transactions And Translations Policy [Text Block]

Foreign Exchange and Hedging Activity. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

Derivatives Policy [Text Block]

We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract.

All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings.

Additional information pertaining to foreign currency forward contracts is included in Note 14.

Environmental Costs Policy

Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Asset Retirement Obligations Policy

Asset Retirement Obligations. We record the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which it is determined to exist, if a reasonable estimate of fair value can be made. Upon initial recognition of a liability, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is increased for changes in its present value and the capitalized cost is depreciated over the useful life of the related asset. We have determined that conditional legal obligations exist for certain of our worldwide owned and leased facilities related primarily to building materials. As of December 31, 2012 and 2011, the outstanding liability for asset retirement obligations was $174 million and $164 million, respectively.

Pension And Other Postretirement Plans Pensions Policy

Pension and Postretirement Obligations. Guidance under the FASB ASC Topic Compensation – Retirement Benefits requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Revenue Recognition, Incentives [Policy Text Block]

UTC Climate, Controls & Security customarily offers its customers incentives to purchase products to ensure an adequate supply of its products in the distribution channels. The principal incentive program provides reimbursements to distributors for offering promotional pricing for our products. We account for incentive payments made as a reduction in sales.

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Goodwill [Text Block]
(Dollars in millions)	Balance as of January 1, 2012	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2012
Otis	$1,516	$24	$43	$1,583
UTC Climate, Controls & Security	9,758	89	21	9,868
Pratt & Whitney	1,223	280	(265)	1,238
UTC Aerospace Systems	4,475	11,283	(1,004)	14,754
Sikorsky	348	-	5	353

Total Segments	17,320	11,676	(1,200)	27,796
Eliminations and other	623	4	(622)	5

Total	$17,943	$11,680	$(1,822)	$27,801

Intangible Assets Disclosure [Text Block]
	2012		2011
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,127	$(1,202)	$2,036	$(1,060)
Patents and trademarks	412	(167)	463	(183)
IAE collaboration	1,526	-	-	-
Customer relationships and other	11,901	(1,718)	3,329	(1,429)

	15,966	(3,087)	5,828	(2,672)

Unamortized:
Trademarks and other	2,310		762

Total	$18,276	$(3,087)	$6,590	$(2,672)

Schedule of Business Acquisitions, by Acquisition [Table Text Block]
(Dollars in millions)
Cash and cash equivalents	$538
Accounts receivable, net	1,182
Inventories and contracts in progress, net	1,729
Future income tax benefits, current	280
Other assets, current	574
Fixed assets	2,342
Intangible assets:
Customer relationships and related program assets	8,550
Trademarks	1,550
Other assets	1,831
Short-term borrowings	(83)
Accounts payable	(443)
Accrued liabilities	(2,242)
Long-term debt	(2,961)
Future pension and postretirement benefit obligations	(1,745)
Other long-term liabilities:
Customer contractual obligations	(2,050)
Other long-term liabilities	(3,758)
Non-controlling interests	(41)
Total identifiable net assets	5,253
Goodwill	11,167
Total consideration transferred	$16,420

Business Acquisition, Pro Forma Information, Nonrecurring Adjustments [Table Text Block]

(Dollars in millions)	2012	2011
Amortization of inventory fair value adjustment [1]	$(103)	$103
Amortization of acquired Goodrich intangible assets, net [2]	108	184
Utilization of contractual customer obligation [3]	(96)	(200)
UTC/Goodrich fees for advisory, legal, accounting services [4]	-	196
Interest expense incurred on acquisition financing, net [5]	63	175

[1] Added the expense for inventory fair value adjustments which would have been amortized as the corresponding inventory would have been completely sold during the first two quarters of 2011, and removed the corresponding expense recognized during the last two quarters of 2012.

[2] Added the additional amortization of the acquired Goodrich intangible assets recognized at fair value in purchase accounting and eliminated the historical Goodrich intangible asset amortization expense.

[3] Added the additional utilization of the Goodrich contractual customer obligation recognized in purchase accounting.

[4] Added the UTC/Goodrich fees that were incurred in connection with the acquisition of Goodrich to the first quarter of 2011.

[5] Added the additional interest expense for the debt incurred to finance our acquisition of Goodrich and reduced interest expense for the debt fair value adjustment which would have been amortized.

Business Acquisition, Pro Forma Information [Table Text Block]

(Dollars in millions, except per share amounts)	2012	2011
Net sales	$62,173	$63,233
Net income attributable to common shareowners
from continuing operations	5,095	4,969
Basic earnings per share of common stock
from continuing operations	5.69	5.57
Diluted earnings per share of common stock
from continuing operations	5.62	5.48

Schedule of Variable Interest Entities [Table Text Block]

(Dollars in millions)
Current assets	$1,308
Noncurrent assets	899
Total assets	$2,207

Current liabilities	$1,468
Noncurrent liabilities	781
Total liabilities	$2,249

Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]
(Dollars in millions)	2013	2014	2015	2016	2017
Amortization expense	$688	$664	$633	$611	$650

Note 3: Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures [Table Text Block]

(Dollars in millions)	2012	2011
Discontinued Operations:
Net sales	$2,075	$2,436

Income from operations	$171	$255
Income tax expense	(65)	(97)
Income from operations, net of income taxes	106	158

Gain on disposal	861	-
Income tax expense	(677)	-
Net income from discontinued operations	$290	$158

(Dollars in millions)
Assets
Cash and cash equivalents	$17
Accounts receivable, net	284
Inventories and contracts in progress, net	155
Future income tax benefits, current	5
Other assets, current	7
Future income tax benefits	2
Fixed assets, net	224
Goodwill	276
Intangible assets, net	14
Other assets	87
Assets held for sale	$1,071
Liabilities
Short-term borrowings	$1
Accounts payable	111
Accrued liabilities	258
Future pension and postretirement benefit obligations	3
Other long-term liabilities	48
Liabilities held for sale	$421

Note 4: Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Earnings Per Share, Basic, by Common Class [Text Block]

(Dollars in millions, except per share amounts; shares in millions)	2012	2011	2010
Net income attributable to common shareowners:
Net income from continuing operations	$4,847	$4,831	$4,195
Net income from discontinued operations	283	148	178
Net income attributable to common shareowners	$5,130	$4,979	$4,373

Basic weighted average number of shares outstanding	895.2	892.3	907.9
Stock awards	11.4	14.5	14.8
Diluted weighted average number of shares outstanding	906.6	906.8	922.7

Earnings Per Share of Common Stock - Basic:
Net income from continuing operations	$5.41	$5.41	$4.62
Net income from discontinued operations	0.32	0.17	0.20
Net income attributable to common shareowners	5.73	5.58	4.82

Earnings Per Share of Common Stock - Diluted:
Net income from continuing operations	$5.35	$5.33	$4.55
Net income from discontinued operations	0.31	0.16	0.19
Net income attributable to common shareowners	5.66	5.49	4.74

Schedule of Earnings Per Share, Diluted, by Common Class [Text Block]

(Dollars in millions, except per share amounts; shares in millions)	2012	2011	2010
Net income attributable to common shareowners:
Net income from continuing operations	$4,847	$4,831	$4,195
Net income from discontinued operations	283	148	178
Net income attributable to common shareowners	$5,130	$4,979	$4,373

Basic weighted average number of shares outstanding	895.2	892.3	907.9
Stock awards	11.4	14.5	14.8
Diluted weighted average number of shares outstanding	906.6	906.8	922.7

Earnings Per Share of Common Stock - Basic:
Net income from continuing operations	$5.41	$5.41	$4.62
Net income from discontinued operations	0.32	0.17	0.20
Net income attributable to common shareowners	5.73	5.58	4.82

Earnings Per Share of Common Stock - Diluted:
Net income from continuing operations	$5.35	$5.33	$4.55
Net income from discontinued operations	0.31	0.16	0.19
Net income attributable to common shareowners	5.66	5.49	4.74

Note 5: Commercial Aerospace Industry Assets and Commitments (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Commercial Aerospace Industry Assets and Commitments Table [Text Block]
(Dollars in millions)	Committed	2013	2014	2015	2016	2017	Thereafter
Notes and leases receivable	$584	$99	$99	$68	$44	$59	$215
Commercial aerospace financing commitments	$3,237	$339	$785	$365	$464	$334	$950
Other commercial aerospace commitments	7,628	736	567	629	676	638	4,382
Collaboration partners' share	(2,027)	(252)	(287)	(228)	(193)	(165)	(902)

Total commercial commitments	$8,838	$823	$1,065	$766	$947	$807	$4,430

Note 6: Inventories and Contracts in Progress (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Inventory Table [Text Block]

(Dollars in millions)	2012	2011
Raw materials	$1,861	$1,321
Work-in-process	4,151	3,175
Finished goods	3,205	3,078
Contracts in progress	7,354	6,899
	16,571	14,473
Less:
Progress payments, secured by lien, on U.S. Government contracts	(274)	(422)
Billings on contracts in progress	(6,760)	(6,254)
	$9,537	$7,797

Note 7: Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Property Plant And Equipment [Text Block]
(Dollars in millions)	Estimated Useful Lives	2012	2011
Land		$433	$335
Buildings and improvements	12-40 years	5,436	4,885
Machinery, tools and equipment	3-20 years	10,880	9,994
Other, including assets under construction		1,316	766

		18,065	15,980
Accumulated depreciation		(9,547)	(9,779)

		$8,518	$6,201

Note 8: Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Accrued Liabilities Table [Text Block]
(Dollars in millions)	2012	2011
Advances on sales contracts and service billings	$5,936	$5,028
Accrued salaries, wages and employee benefits	2,176	1,910
Income taxes payable	1,143	547
Litigation and contract matters	563	535
Interest payable	494	325
Service and warranty accruals	479	702
Accrued restructuring costs	389	248
Accrued workers compensation	233	215
Accrued property, sales and use taxes	291	197
Other	3,606	2,580

	$15,310	$12,287

Note 9: Borrowings and Lines of Credit (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Short-term Debt [Text Block]
(Dollars in millions)	2012	2011
Short-term borrowings:
Commercial paper	$320	$455
Other borrowings	183	175
Total short-term borrowings	$503	$630

Long-term Debt [Text Block]
(Dollars in millions)	2012	2011
LIBOR plus 0.270% floating rate notes due 2013	$1,000	$-
LIBOR plus 0.500% floating rate notes due 2015	500	-
1.200% notes due 2015*	1,000	-
4.875% notes due 2015*	1,200	1,200
6.290% notes due 2016***	291	-
5.375% notes due 2017*	1,000	1,000
1.800% notes due 2017*	1,500	-
6.800% notes due 2018***	99	-
6.125% notes due 2019***	300	-
6.125% notes due 2019*	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020*	1,250	1,250
4.875% notes due 2020***	171	-
3.600% notes due 2021***	295	-
8.750% notes due 2021	250	250
3.100% notes due 2022*	2,300	-
1.550% junior subordinated notes due 2022**	1,100	-
7.100% notes due 2027***	141	-
6.700% notes due 2028	400	400
7.500% notes due 2029*	550	550
5.400% notes due 2035*	600	600
6.050% notes due 2036*	600	600
6.800% notes due 2036***	134	-
7.000% notes due 2038***	159	-
6.125% notes due 2038*	1,000	1,000
5.700% notes due 2040*	1,000	1,000
4.500% notes due 2042*	3,500	-
Project financing obligations	100	127
Other debt (including capitalized leases)***	403	131
Total principal long-term debt	22,365	9,630
Other (fair market value adjustments)***	353	-
Total long-term debt	22,718	9,630
Less current portion	(1,121)	(129)
Long-term portion	$21,597	$9,501

(Dollars in millions)
2013	$1,121
2014	40
2015	2,733
2016	320
2017	2,521
Thereafter	15,630
Total	$22,365

Note 10: Equity (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Accumulated Other Comprehensive Income Compenent Changes [Text Block]
(Dollars in millions)	Foreign Currency Translation	Defined Benefit Pension and Post-retirement Plans	Unrealized Gains (Losses) on Available-for-Sale Securities	Unrealized Hedging (Losses) Gains	Accumulated Other Comprehensive (Loss) Income
Balance at December 31, 2011	$206	$(5,810)	$164	$(50)	$(5,490)
Other comprehensive income - quarter ended March 31, 2012	318	99	11	61	489
Other comprehensive (loss) income - quarter ended June 30, 2012	(628)	136	(42)	(140)	(674)
Other comprehensive income - quarter ended September 30, 2012	690	187	2	133	1,012
Other comprehensive income (loss) - quarter ended December 31, 2012	68	(862)	10	(1)	(785)
Balance at December 31, 2012	$654	$(6,250)	$145	$3	$(5,448)

Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net [Text Block]
(Dollars in millions)	2012	2011	2010
Net income attributable to common shareowners	$5,130	$4,979	$4,373

Transfers to non-controlling interests:
Increase in common stock for sale of subsidiary shares	-	3	-
Decrease in common stock for purchase of subsidiary shares	(34)	(54)	(12)

Net income attributable to common shareowners after transfers to non-controlling interests	$5,096	$4,928	$4,361

Note 11: Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Components of Income Tax Expense (Benefit) Table [Text Block]
(Dollars in millions)	2012	2011	2010
Current:
United States:
Federal	$403	$382	$48
State	9	96	117
Foreign	1,179	1,322	1,135

	1,591	1,800	1,300
Future:
United States:
Federal	335	526	467
State	111	26	4
Foreign	(326)	(218)	(46)

	120	334	425

Income tax expense	$1,711	$2,134	$1,725

Attributable to items credited to equity and goodwill	$297	$864	$276

Schedule of Deferred Tax Assets and Liabilities Table [Text Block]
(Dollars in millions)	2012	2011
Future income tax benefits:
Insurance and employee benefits	$1,168	$2,579
Other asset basis differences	119	(569)
Other liability basis differences	1,052	1,046
Tax loss carryforwards	382	723
Tax credit carryforwards	1,107	1,247
Valuation allowances	(618)	(977)

	$3,210	$4,049

Future income taxes payable:
Insurance and employee benefits	$(2,238)	$163
Other asset basis differences	4,440	681
Other items, net	(195)	71
Tax loss carryforwards	(409)	-
Tax credit carryforwards	(80)	-
Valuation allowances	286	-

	$1,804	$915

Schedule of Income before Income Tax Domestic and Foreign Table [Text Block]
(Dollars in millions)	2012	2011	2010
United States	$2,595	$3,168	$2,441
Foreign	4,316	4,182	3,807

	$6,911	$7,350	$6,248

Schedule of Effective Income Tax Rate Reconciliation Table [Text Block]
	2012	2011	2010
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(6.4)%	(4.4)%	(7.8)%
Tax audit settlements	(3.4)%	(0.9)%	-
Other	(0.4)%	(0.7)%	0.4%

Effective income tax rate	24.8%	29.0%	27.6%

Summary Of Tax Credit Carryforwards [Text Block]
(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2013-2017	$52	$626
2018-2022	17	378
2023-2032	310	1,053
Indefinite	808	2,115
Total	$1,187	$4,172

Summary Of Operating Loss Carryforwards [Text Block]
(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2013-2017	$52	$626
2018-2022	17	378
2023-2032	310	1,053
Indefinite	808	2,115
Total	$1,187	$4,172

Summary Of Income Tax Contingencies [Text Block]
(Dollars in millions)	2012	2011	2010
Balance at January 1	$946	$891	$793
Additions for tax positions related to the current year	232	71	115
Additions for tax positions of prior years	221	71	80
Reductions for tax positions of prior years	(21)	(24)	(81)
Settlements	(305)	(63)	(16)

Balance at December 31	$1,073	$946	$891

Gross interest expense related to unrecognized tax benefits	$40	$23	$27

Total accrued interest balance at December 31	$270	$165	$144

Note 12: Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Defined Benefit Plans Disclosures [Text Block]
(Dollars in millions)	2012	2011
Change in Benefit Obligation:
Beginning balance	$27,167	$24,445
Service cost	500	444
Interest cost	1,331	1,298
Actuarial loss	2,855	2,185
Total benefits paid	(1,357)	(1,233)
Net settlement and curtailment (gain) loss	(90)	1
Plan amendments	(195)	21
Business combinations	5,235	-
Other	262	6
Ending balance	$35,708	$27,167
Change in Plan Assets:
Beginning balance	$23,542	$22,384
Actual return on plan assets	3,306	1,320
Employer contributions	516	1,060
Benefits paid from plan assets	(1,357)	(1,233)
Business combinations	3,800	-
Other	121	11
Ending balance	$29,928	$23,542
Funded Status:
Fair value of plan assets	$29,928	$23,542
Benefit obligations	(35,708)	(27,167)
Funded status of plan	$(5,780)	$(3,625)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$643	$552
Current liability	(105)	(64)
Noncurrent liability	(6,318)	(4,113)
Net amount recognized	$(5,780)	$(3,625)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$10,215	$9,436
Prior service credit	(322)	(152)
Transition obligation	-	6
Net amount recognized	$9,893	$9,290

(Dollars in millions)	2012	2011
Projected benefit obligation	$32,278	$24,091
Accumulated benefit obligation	31,147	23,198
Fair value of plan assets	25,889	19,949

(Dollars in millions)	2012	2011	2010
Pension Benefits:
Service cost	$500	$444	$396
Interest cost	1,331	1,298	1,287
Expected return on plan assets	(1,944)	(1,834)	(1,735)
Amortization of prior service credits	(24)	(12)	(18)
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	722	462	285
Net settlement and curtailment loss	77	16	2
Net periodic pension cost – employer	$663	$375	$218

(Dollars in millions)
Current year actuarial loss	$1,493
Amortization of actuarial loss	(722)
Current year prior service credit	(195)
Amortization of prior service credit	24
Amortization of transition obligation	(1)
Other	4
Total recognized in other comprehensive loss	$603
Net recognized in net periodic pension cost and other comprehensive loss	$1,266

(Dollars in millions)
Net actuarial loss	$964
Prior service credit	(42)
$922

	Benefit Obligation		Net Cost
	2012	2011	2012	2011	2010
Discount rate	4.0%	4.7%	4.6%	5.4%	5.9%
Salary scale	4.2%	4.3%	4.3%	4.4%	4.4%
Expected return on plan assets	-	-	7.7%	7.9%	8.0%

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$6,413	$-	$-	$6,413
Global Equity Commingled Funds (a)	-	4,114	-	4,114
Enhanced Global Equities (b)	169	1,959	447	2,575
Private Equities (c)	-	-	1,202	1,202
Fixed Income Securities
Governments	1,003	1,421	-	2,424
Corporate Bonds	-	7,699	276	7,975
Structured Products (d)	-	21	-	21
Real Estate (e)	-	19	1,785	1,804
Other (f)	-	2,182	-	2,182
Cash & Cash Equivalents (g)	1	364	-	365
Subtotal	$7,586	$17,779	$3,710	29,075
Other Assets & Liabilities (h)				853
Total at December 31, 2012				$29,928

Public Equities
Global Equities	$5,210	$4	$-	$5,214
Global Equity Commingled Funds (a)	-	2,981	-	2,981
Enhanced Global Equities (b)	44	1,590	239	1,873
Private Equities (c)	-	-	1,159	1,159
Fixed Income Securities
Governments	1,564	1,199	-	2,763
Corporate Bonds	-	5,167	110	5,277
Structured Products (d)	-	67	-	67
Real Estate (e)	-	16	1,364	1,380
Other (f)	-	1,869	-	1,869
Cash & Cash Equivalents (g)	-	359	-	359
Subtotal	$6,818	$13,252	$2,872	22,942
Other Assets & Liabilities (h)				600
Total at December 31, 2011				$23,542

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

(Dollars in millions)	Global Equities	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2010	$1	$245	$1,134	$-	$944	$2,324
Realized gains (losses)	-	(1)	108	-	(6)	101
Unrealized gains (losses) relating to
instruments still held in the reporting period	-	(1)	17	6	137	159
Purchases, sales, and settlements, net	(1)	(4)	(100)	104	289	288
Balance, December 31, 2011	-	239	1,159	110	1,364	2,872
Plan assets acquired	-	63	-	-	79	142
Realized gains	-	1	174	3	6	184
Unrealized (losses) gains relating to
instruments still held in the reporting period	-	31	(14)	51	115	183
Purchases, sales, and settlements, net	-	113	(117)	112	221	329
Balance, December 31, 2012	$-	$447	$1,202	$276	$1,785	$3,710

(Dollars in millions)	2012	2011
Change in Benefit Obligation:
Beginning balance	$784	$832
Service cost	3	3
Interest cost	37	39
Actuarial loss (gain)	45	(7)
Total benefits paid	(107)	(104)
Business combinations	328	-
Other	16	21
Ending balance	$1,106	$784
Change in Plan Assets:
Beginning balance	$-	$10
Actual return on plan assets	-	2
Employer contributions	85	76
Benefits paid from plan assets	(107)	(104)
Other	22	16
Ending balance	$-	$-
Funded Status:
Fair value of plan assets	$-	$-
Benefit obligations	(1,106)	(784)
Funded status of plan	$(1,106)	$(784)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(91)	$(74)
Noncurrent liability	(1,015)	(710)
Net amount recognized	$(1,106)	$(784)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(65)	$(120)
Prior service (credit) cost	(11)	2
Net amount recognized	$(76)	$(118)

(Dollars in millions)	2012	2011	2010
Other Postretirement Benefits:
Service cost	$3	$3	$2
Interest cost	37	39	46
Expected return on plan assets	-	(1)	(1)
Amortization of prior service credit	(4)	(2)	(2)
Recognized actuarial net gain	(6)	(8)	(1)
Net settlement and curtailment gain	(2)	(8)	-

Net periodic other postretirement benefit cost	$28	$23	$44

(Dollars in millions)
Current year actuarial loss	$49
Current year prior service credit	(16)
Amortization of prior service credit	4
Amortization of actuarial net gain	6
Net settlements and curtailments	(1)
Total recognized in other comprehensive loss	$42
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$70

	Benefit Obligation		Net Cost
	2012	2011	2012	2011	2010
Discount rate	3.6%	4.3%	4.2%	4.9%	5.5%
Expected return on plan assets	-	-	-	5.0%	5.0%

	2012	2011
Health care cost trend rate assumed for next year	8.0%	8.5%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

	2012 One-Percentage-Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	71	(60)

Disclosure Of Share Based Compensation Arrangements By Share Based Payment Award Text Block
	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2011	21,029	$47.63	34,038	$66.70	2,962	$67.31	1,109
Granted	428	75.47	7,909	74.88	1,159	74.71	467
Exercised/earned	(7,546)	40.36	(2,645)	60.70	(607)	55.82	(207)
Cancelled	(105)	50.93	(881)	70.88	(723)	60.03	(85)
December 31, 2012	13,806	$52.45	38,421	$68.70	2,791	$74.77	1,284

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	51,737	$63.90	$937	5.2	35,142	$58.44	$828	3.7
Performance Share Units/Restricted Stock	3,645	-	299	1.2

	2012	2011	2010
Expected volatility	30% - 35%	26% - 32%	24% - 28%
Weighted-average volatility	30%	26%	25%
Expected term (in years)	7.4 - 7.7	7.5 - 8.0	7.4 - 7.9
Expected dividends	2.3%	2.4%	2.7%
Risk-free rate	0.0% - 2.0%	0.1% - 3.5%	0.1% - 4.0%

Schedule Of Multiemployer Plans Table [Text Block]
(Dollars in millions)		Pension Protection Act Zone Status		FIP/RP Status	Contributions				Expiration Date of Collective-Bargaining Agreement
Pension Fund	EIN/Pension Plan Number	2012	2011	Pending/ Implemented	2012	2011	2010	Surcharge Imposed
National Elevator Industry Pension Plan	23-2694291	Green	Green	No	$63	$56	$55	No	July 8, 2017
Other funds					36	38	35

					$99	$94	$90

Note 13: Restructuring and Other Costs (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Restructuring and Related Costs [Text Block]
(Dollars in millions)
Otis	$164
UTC Climate, Controls & Security	143
Pratt & Whitney	96
UTC Aerospace Systems	115
Sikorsky	53
Eliminations and other	19
Restructuring costs recorded within continuing operations	590
Restructuring costs recorded within discontinued operations	24
Total	$614

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$475	$14	$192	$681
Costs incurred during 2012	(452)	(14)	(110)	(576)

Remaining costs at December 31, 2012	$23	$-	$82	$105

(Dollars in millions)	Expected Costs	Costs Incurred During 2012	Remaining Costs at December 31, 2012
Otis	$164	$(146)	$18
UTC Climate, Controls & Security	164	(123)	41
Pratt & Whitney	103	(94)	9
UTC Aerospace Systems	155	(121)	34
Sikorsky	50	(47)	3
Eliminations and other	19	(19)	-
Discontinued operations	26	(26)	-

Total	$681	$(576)	$105

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$296	$5	$67	$368
Costs incurred during 2011	(259)	(4)	(23)	(286)
Costs incurred during 2012	(30)	(1)	(22)	(53)

Remaining costs at December 31, 2012	$7	$-	$22	$29

(Dollars in millions)	Expected Costs	Costs Incurred During 2011	Costs Incurred During 2012	Remaining Costs at December 31, 2012
Otis	$104	$(76)	$(19)	$9
UTC Climate, Controls & Security	119	(93)	(25)	1
Pratt & Whitney	47	(37)	(3)	7
UTC Aerospace Systems	8	(8)	-	-
Sikorsky	66	(51)	(5)	10
Discontinued operations	24	(21)	(1)	2
Total	$368	$(286)	$(53)	$29

Schedule of Restructuring Reserve by Type of Cost [Text Block]
(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Net pre-tax restructuring charges	$452	$14	$110	$576
Restructuring accruals assumed from Goodrich	19	-	-	19
Utilization and foreign exchange	(182)	(14)	(60)	(256)

Balance at December 31, 2012	$289	$-	$50	$339

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2012	$144	$-	$10	$154
Net pre-tax restructuring charges	30	1	22	53
Utilization and foreign exchange	(138)	(1)	(26)	(165)

Balance at December 31, 2012	$36	$-	$6	$42

Note 14: Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Derivative Instruments in Statement of Financial Position, Fair Value [Text Block]
	December 31, 2012		December 31, 2011
(Dollars in millions)	Derivatives designated as hedging instruments	Derivatives not designated as hedging instruments	Derivatives designated as hedging instruments	Derivatives not designated as hedging instruments
Balance Sheet Asset Locations:
Other assets, current	$48	$47	$69	$40
Other assets	30	3	3	2
	78	50	72	42
Total Asset Derivative Contracts		$128		$114

Balance Sheet Liability Locations:
Accrued liabilities	$10	$136	$81	$40
Other long-term liabilities	1	2	43	1
	11	138	124	41
Total Liability Derivative Contracts		$149		$165

Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance [Text Block]
	December 31,
(Dollars in millions)	2012	2011
Gain (loss) recorded in Accumulated other comprehensive loss	$88	$(46)
Gain reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	31	96

Schedule of Foreign Exchange Contracts Not Designated as Hedges, Gain (Loss) In Statement of Financial Performance [Text Block]
	December 31,
(Dollars in millions)	2012	2011
Loss recognized in Other income, net	$(120)	$(39)

Fair Value, by Balance Sheet Grouping [Text Block]
	December 31, 2012		December 31, 2011
(Dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term receivables	$499	$464	$283	$276
Customer financing notes receivable	375	371	309	297
Short-term borrowings	(503)	(503)	(630)	(630)
Long-term debt (excluding capitalized leases)	(22,665)	(25,606)	(9,575)	(11,639)
Long-term liabilities	(182)	(167)	-	-

(Dollars in millions)	Total Fair Value at December 31, 2012	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Long-term receivables	$464	$-	$464	$-
Customer financing notes receivable	371	-	371	-
Short-term borrowings	(503)	-	(320)	(183)
Long-term debt (excluding capitalized leases)	(25,606)	-	(25,548)	(58)
Long-term liabilities	(167)	-	(167)	-

Fair Value, Measurement Inputs, Disclosure [Text Block]
(Dollars in millions)	Total Carrying Value at December 31, 2012	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Recurring fair value measurements:
Available-for-sale securities	$781	$781	$-	$-
Derivative assets	128	-	128	-
Derivative liabilities	(149)	-	(149)	-

Nonrecurring fair value measurements:
Equity method investments	432	-	432	-
Business dispositions	84	-	84	-
During 2012, we recorded net gains on nonrecurring fair value measurements of approximately $157 million within Other income, net from UTC Climate, Controls & Security’s ongoing portfolio transformation efforts including the integration of the legacy UTC Fire & Security businesses with the legacy Carrier businesses. These net gains include approximately $357 million from the sales of controlling interests in manufacturing and distribution joint ventures in Asia and Canada, of which approximately $272 million was non-cash. These gains were partially offset by $168 million of other-than-temporary impairment charges related to business dispositions and a $32 million loss on the disposition of the U.S. UTC Fire & Security branch operations. In addition, we recorded a $34 million gain on the fair market measurement of the Company's previously held interest in Goodrich.

(Dollars in millions)	Total Carrying Value at December 31, 2011	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Recurring fair value measurements:
Available-for-sale securities	$926	$926	$-	$-
Derivative assets	114	-	114	-
Derivative liabilities	(165)	-	(165)	-

Nonrecurring fair value measurements:
Equity method investment	13	13	-	-
During 2011, we recorded a non-cash other-than-temporary impairment charge of $66 million within Other income, net on an equity investment. The impairment charge recorded on our investment was determined by comparing the carrying value of our investment to the closing market value of the shares on the date the investment was deemed to be impaired.

Note 15: Credit Quality of Long-Term Receivables (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Allowance for Credit Losses on Financing Receivables Table [Text Block]
(Dollars in millions)	December 31, 2012	December 31, 2011
Long-term trade accounts receivable	$593	$204
Notes and leases receivable	584	365
Total long-term receivables	$1,177	$569

(Dollars in millions)	2012	2011
Beginning balance of the reserve for credit losses and exposure as of January 1	$70	$42
Provision	1	25
Charge-offs	-	-
Recoveries	(5)	(9)
Other	(6)	12
Ending balance of the reserve for credit losses and exposure: individually evaluated for impairment as of December 31	$60	$70
Ending balance of long-term receivables: individually evaluated for impairment as of December 31	$1,177	$569

Financing Receivable Credit Quality Indicators Table [Text Block]
	December 31, 2012		December 31, 2011
(Dollars in millions)	Long-term trade accounts receivable	Notes and leases receivable	Long-term trade accounts receivable	Notes and leases receivable
A - (low risk, collateralized/uncollateralized)	$569	$26	$201	$-
B - (moderate risk, collateralized/uncollateralized)	21	458	3	295
C - (high risk, collateralized/uncollateralized)	3	100	-	70
D - (in default, uncollateralized)	-	-	-	-
Total	$593	$584	$204	$365

Note 16: Guarantees (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule of Guarantor Obligations [Text Block]
	2012		2011
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
IAE's financing arrangements* (See Note 5)	$-	$-	$989	$20
Commercial aerospace financing arrangements (See Note 5)	346	7	323	30
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2013 to 2034)	240	2	239	3
Performance guarantees	33	-	33	-

Product Warranty Disclosure [Text Block]
(Dollars in millions)	2012	2011
Balance as of January 1	$1,468	$1,136
Warranties and performance guarantees issued	325	475
Settlements made	(277)	(440)
Other	(184)	297
Balance as of December 31	$1,332	$1,468

Note 17: Collaborative Arrangements (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Collaborative Arrangement Income Statement Classifications And Amounts [Text Block]
(Dollars in millions)	2012	2011	2010
Collaborator share of sales:
Cost of products sold	$1,295	$963	$850
Cost of services sold	216	36	38

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(97)	(88)	(83)
Research and development	(203)	(220)	(135)
Selling, general and administrative	(7)	(4)	(5)

Note 19: Segment Financial Data (Tables)	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Schedule Of Segment Reporting Information By Segment [Text Block]
				Net Sales			Operating Profits
(Dollars in millions)				2012	2011	2010	2012	2011	2010
Otis				$12,056	$12,437	$11,579	$2,512	$2,815	$2,575
UTC Climate, Controls & Security				17,090	18,864	17,876	2,425	2,212	1,776
Pratt & Whitney				13,964	12,711	12,150	1,589	1,867	1,885
UTC Aerospace Systems				8,334	4,760	4,399	944	759	654
Sikorsky				6,791	7,355	6,684	712	840	716

Total segment				58,235	56,127	52,688	8,182	8,493	7,606
Eliminations and other				(527)	(373)	(413)	(72)	(228)	(331)
General corporate expenses				-	-	-	(426)	(419)	(377)

Consolidated				$57,708	$55,754	$52,275	$7,684	$7,846	$6,898

	Total Assets			Capital Expenditures			Depreciation & Amortization
(Dollars in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
Otis	$8,866	$8,717	$8,097	$141	$75	$55	$220	$223	$211
UTC Climate, Controls & Security	22,253	21,630	21,837	265	305	234	418	432	457
Pratt & Whitney	15,938	10,705	10,139	462	290	321	324	332	340
UTC Aerospace Systems	35,589	8,593	8,540	367	163	117	412	172	172
Sikorsky	4,975	4,628	4,521	94	92	108	85	84	83

Total segment	87,621	54,273	53,134	1,329	925	835	1,459	1,243	1,263
Eliminations and other	1,788	7,179	5,359	60	4	3	65	20	37

Consolidated	$89,409	$61,452	$58,493	$1,389	$929	$838	$1,524	$1,263	$1,300

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area [Text Block]
	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
United States Operations	$32,175	$28,993	$27,547	$3,663	$4,264	$3,839	$4,311	$2,974	$3,013
International Operations
Europe	11,823	12,344	11,678	2,100	2,089	1,858	1,804	1,210	1,282
Asia Pacific	8,733	9,016	7,658	1,648	1,429	1,152	947	883	839
Other	4,964	5,376	5,369	772	711	757	1,122	760	804
Eliminations and other	13	25	23	(499)	(647)	(708)	334	374	342

Consolidated	$57,708	$55,754	$52,275	$7,684	$7,846	$6,898	$8,518	$6,201	$6,280

(Dollars in millions)	2012	2011	2010
Europe	$3,117	$2,284	$1,902
Asia Pacific	2,998	2,448	2,641
Other	3,086	2,989	2,559

	$9,201	$7,721	$7,102

Schedule Of Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries By Country [Text Block]
	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
United States Operations	$32,175	$28,993	$27,547	$3,663	$4,264	$3,839	$4,311	$2,974	$3,013
International Operations
Europe	11,823	12,344	11,678	2,100	2,089	1,858	1,804	1,210	1,282
Asia Pacific	8,733	9,016	7,658	1,648	1,429	1,152	947	883	839
Other	4,964	5,376	5,369	772	711	757	1,122	760	804
Eliminations and other	13	25	23	(499)	(647)	(708)	334	374	342

Consolidated	$57,708	$55,754	$52,275	$7,684	$7,846	$6,898	$8,518	$6,201	$6,280

Schedule Of Revenue By Major Customers By Reporting Segments Table [Text Block]
(Dollars in millions)	2012	2011	2010
Pratt & Whitney	$3,718	$2,995	$3,339
UTC Aerospace Systems	1,742	1,021	1,115
Sikorsky	4,512	4,967	4,529
Other	126	125	151

	$10,098	$9,108	$9,134

Selected Quarterly Financial Data - Unaudited (Tables)	12 Months Ended
Dec. 31, 2012
Selected Quarterly Financial Information [Abstract]
Schedule Of Quarterly Financial Information [Table Text Block]
	2012 Quarters				2011 Quarters
(Dollars in millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth
Net Sales	$12,416	$13,807	$15,042	$16,443	$12,673	$14,469	$14,235	$14,377
Gross margin	3,486	3,873	4,039	4,157	3,521	4,001	3,897	3,966
Net income attributable to common shareowners	330	1,328	1,415	2,057	1,012	1,318	1,324	1,325
Earnings per share of Common Stock:
Basic – net income	$.37	$1.49	$1.58	$2.28	$1.13	$1.48	$1.49	$1.49
Diluted – net income	$.36	$1.47	$1.56	$2.26	$1.11	$1.45	$1.47	$1.47

	2012			2011
Common Stock	High	Low	Dividend	High	Low	Dividend
First quarter	$87.50	$73.62	$.480	$85.46	$77.05	$.425
Second quarter	$83.57	$70.71	$.480	$90.67	$81.19	$.480
Third quarter	$82.56	$70.95	$.535	$91.83	$67.12	$.480
Fourth quarter	$83.64	$74.44	$.535	$80.36	$66.87	$.480

Performance Graph - Unaudited (Tables)	12 Months Ended
Dec. 31, 2012
Performance Graph [Abstract]
Cumulative Total Shareholder Return Table [Text Block]
	December
	2007	2008	2009	2010	2011	2012
United Technologies Corporation	$100.00	$71.57	$95.40	$110.88	$105.37	$121.28
S&P 500 Index	$100.00	$63.00	$79.67	$91.68	$93.61	$108.59
Dow Jones Industrial Average	$100.00	$68.07	$83.51	$95.25	$103.24	$113.81

Schedule II - Valuation and Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2012
SEC Schedule Article 12-09 Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure [Text Block]
SCHEDULE II
UNITED TECHNOLOGIES CORPORATION AND SUBSIDIARIES
Valuation and Qualifying Accounts
Three Years Ended December 31, 2012
(Millions of Dollars)

Allowances for Doubtful Accounts and Other Customer Financing Activity:

Balance December 31, 2009	$451
Provision charged to income	58
Doubtful accounts written off (net)	(47)
Other adjustments	(14)
Balance December 31, 2010	448
Provision charged to income	88
Doubtful accounts written off (net)	(38)
Other adjustments	(42)
Balance December 31, 2011	456
Provision charged to income	72
Doubtful accounts written off (net)	(23)
Other adjustments	12
Balance December 31, 2012	$517

Future Income Tax Benefits - Valuation allowance:

Balance December 31, 2009	$903
Additions charged to income tax expense	93
Reductions charged to goodwill, due to acquisitions	(3)
Reductions credited to income tax expense	(44)
Other adjustments	(38)
Balance December 31, 2010	911
Additions charged to income tax expense	130
Reductions credited to income tax expense	(27)
Other adjustments	(37)
Balance December 31, 2011	977
Additions charged to income tax expense	124
Additions charged to goodwill, due to acquisitions	71
Reductions credited to income tax expense	(245)
Other adjustments	(23)
Balance December 31, 2012	$904

Note 1: Summary of Accounting Principles (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Restricted Cash And Cash Equivalents	$ 35,000,000	$ 37,000,000
Contract Receivable Retainage	172,000,000	154,000,000
Unbilled Contracts Receivable	1,363,000,000	1,060,000,000
Excess Of Replacement Or Current Costs Over Stated LIFO Value	139,000,000	144,000,000
Finite-Lived Intangible Assets [Line Items]
Adjustments To Assets Measured At Fair Value On Non-Recurring Basis	168,000,000	66,000,000
Asset Retirement Obligation	174,000,000	164,000,000
Research and Development Arrangement, Contract to Perform for Others [Line Items]
Research and Development Arrangement, Contract to Perform for Others, Costs Incurred, Gross	2,000,000,000
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Provision for Loss on Contracts	157,000,000
Clipper Windpower [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Including Discontinued Operation Pretax Goodwill Impairment	590,000,000
Pratt and Whitney Rocketdyne [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Including Discontinued Operation Pretax Goodwill Impairment	360,000,000
UTC Power [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Including Discontinued Operation Pretax Net Asset Impairment	179,000,000
Royalty Agreement Terms [Member]
Research and Development Arrangement, Contract to Perform for Others [Line Items]
Research and Development Arrangement, Contract to Perform for Others, Compensation Earned	$ 450,000,000
Maximum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	25 years
Minimum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	3 years
Service portfolios [Member] | Maximum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	30 years
Service portfolios [Member] | Minimum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	5 years
Patents and trademarks [Member] | Maximum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	40 years
Patents and trademarks [Member] | Minimum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	3 years
Customer Relationships [Member] | Maximum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	32 years
Customer Relationships [Member] | Minimum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	2 years
Collaboration Asset [Member] | Maximum [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Asset, Useful Life (in years)	30 years

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition [Line Items]
Noncash Or Part Noncash Acquisition Net Debt Assumed	$ 3,000,000,000
Contractual Obligation, Fiscal Year Maturity [Abstract]
Agreed Upon Selling Price of Disposal Business	400,000,000
Equity Method Investment Other Than Temporary Impairment	168,000,000	66,000,000
Disposal Group Not Discontinued Operation Loss Gain On Write Down			86,000,000
Business Acquisition Purchase Price Allocation Goodwill Amount	11,167,000,000
Fair Value Balance Sheet for Acquisition [Line Items]
Business Acquisition, Purchase Price Allocation, Current Assets, Cash and Cash Equivalents	538,000,000
Business Acquisition, Purchase Price Allocation, Current Assets, Receivables	1,182,000,000
Business Acquisition, Purchase Price Allocation, Current Assets, Inventory	1,729,000,000
Business Acquisition, Purchase Price Allocation, Deferred Taxes Asset (Liability), Net, Current	280,000,000
Business Acquisition, Purchase Price Allocation, Current Assets, Prepaid Expense and Other Assets	574,000,000
Business Acquisition, Purchase Price Allocation, Property, Plant and Equipment	2,342,000,000
Business Acquisition, Purchase Price Allocation, Intangible Assets, Customer Relationships	8,550,000,000
Business Acquisition, Purchase Price Allocation, Intangible Assets, Trademarks	1,550,000,000
Business Acquisition, Purchase Price Allocation, Other Noncurrent Assets	1,831,000,000
Business Acquisition, Purchase Price Allocation, Short Term Borrowings	(83,000,000)
Business Acquisition, Purchase Price Allocation, Current Liabilities, Accounts Payable	443,000,000
Business Acquisition, Purchase Price Allocation, Current Liabilities, Accrued Liabilities	2,242,000,000
Business Acquisition, Purchase Price Allocation, Noncurrent Liabilities, Long-term Debt	2,961,000,000
Business Acquisition, Purchase Price Allocation, Projected Benefit Obligation (Asset)	(1,745,000,000)
Business Acquisition, Purchase Price Allocation, Customer Contractual Obligations	(2,050,000,000)
Business Acquisition, Purchase Price Allocation, Other Noncurrent Liabilities	3,758,000,000
Business Acquisition, Purchase Price Allocation, Noncontrolling Interest	(41,000,000)
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Net	5,253,000,000
Business Acquisition Purchase Price Allocation Goodwill Amount	11,167,000,000
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net	16,420,000,000
Goodwill [Line Items]
Goodwill - Beginning Balance	17,943,000,000
Goodwill resulting from business combinations	11,680,000,000
Goodwill translation and other	(1,822,000,000)
Goodwill - Ending Balance	27,801,000,000	17,943,000,000
Finite-Lived Intangible Assets [Line Items]
Gross Amount	15,966,000,000	5,828,000,000
Accumulated Amortization	(3,087,000,000)	(2,672,000,000)
Acquisition Cost Of Acquired Entities and Interest in Affiliates	18,600,000,000	372,000,000	2,800,000,000
Noncash or Part Noncash Acquisition and Interest in Affiliates Debt Assumed	2,600,000,000	15,000,000	39,000,000
Indefinite-Lived Intangible Assets (Excluding Goodwill)	2,310,000,000	762,000,000
Intangible Assets Gross Excluding Goodwill	18,276,000,000	6,590,000,000
Intangible Assets Accumulated Amortization Excluding Goodwill	(3,087,000,000)	(2,672,000,000)
Amortization of Intangible Assets	547,000,000	398,000,000
Subsequent Event [Line Items]
Subsequent Event, Date	Jan 18, 2013
Subsequent Event, Description	we announced an agreement to sell the pumps and engine controls business to Triumph Group, Inc.
Pro Forma Consolidated Information [Line Items]
Business Acquisition, Pro Forma Revenue	62,173,000,000	63,233,000,000
Business Acquisition, Pro Forma Income (Loss) from Continuing Operations before Changes in Accounting and Extraordinary Items, Net of Tax	5,095,000,000	4,969,000,000
Business Acquisition, Pro Forma Income (Loss) from Continuing Operations before Changes in Accounting and Extraordinary Items, Net of Tax, Per Share, Basic	$ 5.69	$ 5.57
Business Acquisition, Pro Forma Income (Loss) from Continuing Operations before Changes in Accounting and Extraordinary Items, Net of Tax, Per Share, Diluted	$ 5.62	$ 5.48
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Finite-Lived Intangible Assets, Amortization Expense, Next Twelve Months	688,000,000
Finite-Lived Intangible Assets, Amortization Expense, Year Two	664,000,000
Finite-Lived Intangible Assets, Amortization Expense, Year Three	633,000,000
Finite-Lived Intangible Assets, Amortization Expense, Year Four	611,000,000
Finite-Lived Intangible Assets, Amortization Expense, Year Five	650,000,000
Variable Interest Entity [Line Items]
Variable Interest Entity, Consolidated, Carrying Amount, Current Assets	1,308,000,000
Variable Interest Entity, Consolidated, Carrying Amount, Noncurrent Assets	899,000,000
Variable Interest Entity, Consolidated, Carrying Amount, Assets	2,207,000,000
Variable Interest Entity, Consolidated, Carrying Amount, Current Liabilities	1,468,000,000
Variable Interest Entity, Consolidated, Carrying Amount, Noncurrent Liabilities	781,000,000
Variable Interest Entity, Consolidated, Carrying Amount, Liabilities	2,249,000,000
Debt Instrument [Line Items]
Debt Instrument, Utilization of Net Proceeds Amount	9,600,000,000
Debt Instrument, Face Amount	9,800,000,000
Equity Units [Line Items]
Equity Units, Proceeds from Issuance	1,100,000,000
Equity Units, Date of Issuance	Jun 18, 2012
Proceeds from Issuance of Commercial Paper	3,200,000,000
Cash and Cash equivalents used in business acquisition	500,000,000
IAE Collaboration [Member]
Schedule Of Equity Method Investments [Line Items]
Equity Method Investment Ownership Percentage	61.00%
International Aero Engines AG [Member]
Schedule Of Equity Method Investments [Line Items]
Equity Method Investment Ownership Percentage	49.50%
Fair Value Adjustment to Inventory [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Business Acquisition, Pro Forma, Profit Loss	(103,000,000)	103,000,000
Business Acquisition, Pro Forma Information, Description	1 Added the expense for inventory fair value adjustments which would have been amortized as the corresponding inventory would have been completely sold during the first two quarters of 2011, and removed the corresponding expense recognized during the last two quarters of 2012.
Amortization of Acquired Intanglible Assets [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Business Acquisition, Pro Forma, Profit Loss	108,000,000	184,000,000
Business Acquisition, Pro Forma Information, Description	2 Added the additional amortization of the acquired Goodrich intangible assets recognized at fair value in purchase accounting and eliminated the historical Goodrich intangible asset amortization expense.
Utilization of Contractual Customer Obligation [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Business Acquisition, Pro Forma, Profit Loss	(96,000,000)	(200,000,000)
Business Acquisition, Pro Forma Information, Description	3 Added the additional utilization of the Goodrich contractual customer obligation recognized in purchase accounting.
Acquisition-related Costs [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Business Acquisition, Pro Forma, Profit Loss	0	196,000,000
Business Acquisition, Pro Forma Information, Description	4 Added the UTC/Goodrich fees that were incurred in connection with the acquisition of Goodrich to the first quarter of 2011.
Interest Expense Incurred [Member]
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Business Acquisition, Pro Forma, Profit Loss	63,000,000	175,000,000
Business Acquisition, Pro Forma Information, Description	5 Added the additional interest expense for the debt incurred to finance our acquisition of Goodrich and reduced interest expense for the debt fair value adjustment which would have been amortized.
Service portfolios [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	2,127,000,000	2,036,000,000
Accumulated Amortization	(1,202,000,000)	(1,060,000,000)
Patents and trademarks [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	412,000,000	463,000,000
Accumulated Amortization	(167,000,000)	(183,000,000)
Other, principally customer relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	11,901,000,000	3,329,000,000
Accumulated Amortization	(1,718,000,000)	(1,429,000,000)
Collaboration [Member]
Finite-Lived Intangible Assets [Line Items]
Gross Amount	1,526,000,000	0
Accumulated Amortization	0	0
Otis [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	1,516,000,000
Goodwill resulting from business combinations	24,000,000
Goodwill translation and other	43,000,000
Goodwill - Ending Balance	1,583,000,000
UTC Climate, Controls and Security [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	9,758,000,000
Goodwill resulting from business combinations	89,000,000
Goodwill translation and other	21,000,000
Goodwill - Ending Balance	9,868,000,000
UTC Aerospace Systems [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	4,475,000,000
Goodwill resulting from business combinations	11,283,000,000
Goodwill translation and other	(1,004,000,000)
Goodwill - Ending Balance	14,754,000,000
Pratt and Whitney [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	1,223,000,000
Goodwill resulting from business combinations	280,000,000
Goodwill translation and other	(265,000,000)
Goodwill - Ending Balance	1,238,000,000
Sikorsky [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	348,000,000
Goodwill resulting from business combinations	0
Goodwill translation and other	5,000,000
Goodwill - Ending Balance	353,000,000
Total Segments [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	17,320,000,000
Goodwill resulting from business combinations	11,676,000,000
Goodwill translation and other	(1,200,000,000)
Goodwill - Ending Balance	27,796,000,000
Eliminations and other [Member]
Goodwill [Line Items]
Goodwill - Beginning Balance	623,000,000
Goodwill resulting from business combinations	4,000,000
Goodwill translation and other	(622,000,000)
Goodwill - Ending Balance	5,000,000
Midea Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company Or Limited Partnership Date Of Business Formation		November 2011
Asia Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Gain Recognized On Limited Liability Company Or Limited Partnership Formation	215,000,000
UTC Climate, Controls and Security [Member] | Midea Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest		49.00%
Gain Recognized On Limited Liability Company Or Limited Partnership Formation		80,000,000
Midea Group Of China [Member] | Midea Joint Venture [Member]
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest		51.00%
Canadian Distribution Business [Member]
Limited Liability Company or Limited Partnership [Line Items]
Gain Recognized On Limited Liability Company Or Limited Partnership Formation	120,000,000
GE Security [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price			1,800,000,000
Business Acquisition, Date of Acquisition Agreement			Mar 1, 2010
Contractual Obligation, Fiscal Year Maturity [Abstract]
Business Acquisition Purchase Price Allocation Amortizable Intangible Assets Amount			600,000,000
Business Acquisition Purchase Price Allocation Goodwill Amount			1,100,000,000
Noncash Or Part Noncash Acquisition Debt Assumed1			32,000,000
Fair Value Balance Sheet for Acquisition [Line Items]
Business Acquisition Purchase Price Allocation Goodwill Amount			1,100,000,000
UTC Climate, Controls and Security [Member]
Contractual Obligation, Fiscal Year Maturity [Abstract]
Equity Method Investment Other Than Temporary Impairment	180,000,000	66,000,000
Disposal Group Not Discontinued Operation Loss Gain On Write Down			58,000,000
Goodrich Corporation [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price	18,300,000,000
Noncash Or Part Noncash Acquisition Net Debt Assumed	1,900,000,000
Business Acquisition, Date of Acquisition Agreement	Jul 26, 2012
Business Acquisition, Revenue Reported by Acquired Entity for Last Annual Period	8,100,000,000
Business Acquisition Cash Paid Per Share	$ 127.5
Business Acquisition, Purchase Price Allocation, Environmental Liabilities Assumed	232,000,000
Business Acquisition, Unremitted Foreign Earnings Income Tax Liability		853,000,000
Business Acquisition Purchase Price Allocation Deferred Income Tax Liability	219,000,000
Business Acquisition, Preexisting Relationship, Gain (Loss) Recognized	46,000,000
Business Acquisition, Cost of Acquired Entity, Transaction Costs	95,000,000	84,000,000
Business Acquisition, Cost of Acquired Entity, Planned Restructuring Activities	67,000,000
Business Acquisition, Cost of Acquired Entity, Interest Costs	199,000,000
Business Acquisition, Purchase Price Allocation, Management Continuity Arrangement Liabilities Assumed	74,000,000
Business Acquisition, Cost of Management Continuity Arrangements Amendment	12,000,000
Business Acquisition Sales Contribution	3,600,000,000
Business Acquisition Operating Profit Contribution	245,000,000
Contractual Obligation, Fiscal Year Maturity [Abstract]
Contractual Obligation, Due in Next Twelve Months	283,000,000
Contractual Obligation, Due in Second Year	292,000,000
Contractual Obligation, Due in Third Year	221,000,000
Contractual Obligation, Due in Fourth Year	236,000,000
Contractual Obligation, Due in Fifth Year	220,000,000
International Aero Engines AG [Member]
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price	1,500,000,000
Business Acquisition, Date of Acquisition Agreement	Jun 29, 2012
MTU Aero Engines AG [Member]
Contractual Obligation, Fiscal Year Maturity [Abstract]
Proceeds From Portion Of Acquired Interests Sold	233,000,000
UTC Aerospace Systems [Member]
Contractual Obligation, Fiscal Year Maturity [Abstract]
Disposal Group Not Discontinued Operation Loss Gain On Write Down			$ 28,000,000

Note 3: Discontinued Operations (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Including Discontinued Operation Expected Proceeds From Divestiture of Businesses Net of Tax	$ 3,000,000,000
Discontinued Operation, Income (Loss) from Discontinued Operation Disclosures [Abstract]
Disposal Group, Including Discontinued Operation, Revenue	2,075,000,000	2,436,000,000
Income from operations	171,000,000	255,000,000	290,000,000
Discontinued Operation, Tax Effect of Income (Loss) from Discontinued Operation During Phase-out Period	(65,000,000)	(97,000,000)
Discontinued Operation, Income (Loss) from Discontinued Operation During Phase-out Period, Net of Tax, Total	106,000,000	158,000,000
Gain on disposal	(861,000,000)	0	0
Discontinued Operation, Tax Effect of Income (Loss) from Disposal of Discontinued Operation	(677,000,000)	0
Net income from discontinued operations	290,000,000	158,000,000	188,000,000
Disposal Group, Including Discontinued Operation, Classified Balance Sheet Disclosures [Abstract]
Disposal Group, Including Discontinued Operation, Cash and Cash Equivalents	17,000,000	0	0
Disposal Group, Including Discontinued Operation, Accounts, Notes and Loans Receivable, Net	284,000,000
Disposal Group, Including Discontinued Operation, Inventory	155,000,000
Disposal Group Including Discontinued Operation Deferred Tax Assets Net Current	5,000,000
Disposal Group, Including Discontinued Operation, Other Current Assets	7,000,000
Disposal Group, Including Discontinued Operation, Deferred Tax Assets	2,000,000
Disposal Group, Including Discontinued Operation, Property, Plant, and Equipment, Net	224,000,000
Disposal Group, Including Discontinued Operation, Goodwill	276,000,000
Disposal Group, Including Discontinued Operation, Intangible Assets, Net	14,000,000
Disposal Group, Including Discontinued Operation, Other Noncurrent Assets	87,000,000
Assets held for sale	1,071,000,000	0
Disposal Group Including Discontinued Operation Short Term Borrowings	1,000,000
Disposal Group, Including Discontinued Operation, Accounts Payable	111,000,000
Disposal Group, Including Discontinued Operation, Accrued Liabilities	258,000,000
Disposal Group Including Discontinued Operation Pension and Other Postretirement Defined Benefit Plans Liabilities, Noncurrent	3,000,000
Disposal Group, Including Discontinued Operation, Other Noncurrent Liabilities	48,000,000
Liabilities held for sale	421,000,000	0
Clipper Windpower [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Including Discontinued Operation Pretax Goodwill Impairment	590,000,000
Acquisitions and Disposals, Date of Transaction for Acquisition or Disposal	Aug 7, 2012
Disposal Group Including Discontinued Operation Cash Payment	367,000,000
Pratt and Whitney Rocketdyne [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Significant Acquisitions and Disposals, Date of Approval For Acquisitions or Disposals	Jul 23, 2012
Disposal Group Including Discontinued Operation Pretax Goodwill Impairment	360,000,000
Disposal Group Including Discontinued Operation Expected Proceeds From Divestiture of Businesses Net of Tax	550,000,000
UTC Power [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Significant Acquisitions and Disposals, Date of Approval For Acquisitions or Disposals	Jun 29, 2012
Disposal Group Including Discontinued Operation Pretax Net Asset Impairment	179,000,000
Acquisitions and Disposals, Date of Transaction for Acquisition or Disposal	Dec 22, 2012
Hamilton Sundtrand Industrials [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Acquisitions and Disposals, Date of Transaction for Acquisition or Disposal	Dec 13, 2012
Discontinued Operation, Gain (Loss) from Disposal of Discontinued Operation, before Income Tax	2,100,000,000
Discontinued Operation, Gain (Loss) on Disposal of Discontinued Operation, Net of Tax	900,000,000
Discontinued Operations Sale Price	$ 3,400,000,000
Pratt and Whitney Power Systems [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Significant Acquisitions and Disposals, Date of Approval For Acquisitions or Disposals	Dec 12, 2012

Note 4: Earnings Per Share (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Net income from continuing operations									$ 4,847	$ 4,831	$ 4,195
Net income from discontinued operations									283	148	178
Net income attributable to common shareowners	$ 2,057	$ 1,415	$ 1,328	$ 330	$ 1,325	$ 1,324	$ 1,318	$ 1,012	$ 5,130	$ 4,979	$ 4,373
Basic shares									895.2	892.3	907.9
Stock Awards									11.4	14.5	14.8
Diluted shares									906.6	906.8	922.7
Net income from continuing operations									$ 5.41	$ 5.41	$ 4.62
Income from Discontinuing Operations Per Basic Share									$ 0.32	$ 0.17	$ 0.2
Net income attributable to common shareowners	$ 2.28	$ 1.58	$ 1.49	$ 0.37	$ 1.49	$ 1.49	$ 1.48	$ 1.13	$ 5.73	$ 5.58	$ 4.82
Net income from continuing operations									$ 5.35	$ 5.33	$ 4.55
Income from Discontinuing Operations Per Diluted Share									$ 0.31	$ 0.16	$ 0.19
Net income attributable to common shareowners	$ 2.26	$ 1.56	$ 1.47	$ 0.36	$ 1.47	$ 1.47	$ 1.45	$ 1.11	$ 5.66	$ 5.49	$ 4.74
Outstanding stock awards excluded from the computation of diluted earnings per share									4.7	0	11.4

Note 5: Commercial Aerospace Industry Assets and Commitments (Details) (Commercial Aerospace [Member], USD $)	Dec. 31, 2012	Dec. 31, 2011
Commercial Aerospace [Member]
Accounts Notes And Loans Receivable [Line Items]
Accounts, Notes, Loans and Financing Receivable, gross	$ 5,731,000,000	$ 3,736,000,000
Products Under Lease	644,000,000
Notes Receivable Gross	584,000,000
Notes and leases, future minimum payments receivable, current	99,000,000
Notes and leases, future minimum payments, receivable in two years	99,000,000
Notes and leases, future minimum payments, receivable in three years	68,000,000
Notes and leases, future minimum payments, receivable in four years	44,000,000
Notes and leases, future minimum payments, receivable in five years	59,000,000
Notes and Leases, Future Minimum Payments, Receivable Due Thereafter	215,000,000
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Asset	10,900,000,000	3,000,000,000
Notes and leases, future commitments, committed	3,237,000,000
Notes and leases, future commitments, current	339,000,000
Notes and leases, future commitments, exercisable in two years	785,000,000
Notes and leases, future commitments, exercisable in three years	365,000,000
Notes and leases, future commitments, exercisable in four years	464,000,000
Notes and leases, future commitments, exercisable in five years	334,000,000
Notes and leases, future commitments, exercisable thereafter	950,000,000
Deferred Assets Long Term Aftermarket Maintenance Contract	391,000,000	235,000,000
Deferred Revenues Long Term Aftermarket Maintenance Contract	2,760,000,000	1,708,000,000
Allowance For Accounts Notes Receivable	210,000,000	169,000,000
Guarantee Obligations And Rental Commitments Current Carrying Value	67,000,000	73,000,000
Other notes and leases, future commitments, committed	7,628,000,000
Other notes and leases, future commitments, current	736,000,000
Other notes and leases, future commitments, exercisable in two years	567,000,000
Other notes and leases, future commitments, exercisable in three years	629,000,000
Other notes and leases, future commitments, exercisable in four years	676,000,000
Other notes and leases, future commitments, exercisable in five years	638,000,000
Other notes and leases, future commitments, exercisable thereafter	4,382,000,000
Notes and leases, future commitments, collaborators' share, committed	(2,027,000,000)
Notes and leases, future commitments, collaborators' share, current	(252,000,000)
Notes and leases, future commitments, collaborators' share, exercisable in two years	(287,000,000)
Notes and leases, future commitments, collaborators' share, exercisable in three years	(228,000,000)
Notes and leases, future commitments, collaborators' share, exercisable in four years	(193,000,000)
Notes and leases, future commitments, collaborators' share, exercisable in five years	(165,000,000)
Notes and leases, future commitments, collaborators' share, exercisable thereafter	(902,000,000)
Notes and leases, future commitments, committed, Total	8,838,000,000
Notes and leases, future commitments, current, Total	823,000,000
Notes and leases, future commitments, exercisable in two years, Total	1,065,000,000
Notes and leases, future commitments, exercisable in three years, Total	766,000,000
Notes and leases, future commitments, exercisable in four years, Total	947,000,000
Notes and leases, future commitments, exercisable in five years, Total	807,000,000
Notes and leases, future commitments, exercisable thereafter, Total	$ 4,430,000,000

Note 6: Inventories and Contracts in Progress (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Raw materials	$ 1,861	$ 1,321
Work-in-process	4,151	3,175
Finished goods	3,205	3,078
Contracts in progress	7,354	6,899
Inventories before payments and billings	16,571	14,473
Progress Payments Netted Against Inventory For Long Term US Government Contracts Or Programs	(274)	(422)
Billings on contracts in progress	(6,760)	(6,254)
Inventories and contracts in progress, net	9,537	7,797
Inventory Valuation Reserves	866	884
Capitalized research and development costs included in inventory	$ 823	$ 776
Percentage Of Inventory For Long Term Contracts Or Programs	66.00%

Note 7: Fixed Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Land	$ 433	$ 335
Buildings And Improvements Gross	5,436	4,885
Machinery And Equipment Gross	10,880	9,994
Property, Plant and Equipment, Other, Gross	1,316	766
Fixed assets	18,065	15,980
Accumulated depreciation	(9,547)	(9,779)
Fixed assets, net	8,518	6,201
Property Plant And Equipment [Line Items]
Depreciation	$ 920	$ 823	$ 863
Land Buildings And Improvements [Member] | Maximum [Member]
Property Plant And Equipment [Line Items]
Property, Plant and Equipment, Useful Life	40 years
Land Buildings And Improvements [Member] | Minimum [Member]
Property Plant And Equipment [Line Items]
Property, Plant and Equipment, Useful Life	12 years
Machinery And Equipment [Member] | Maximum [Member]
Property Plant And Equipment [Line Items]
Property, Plant and Equipment, Useful Life	20 years
Machinery And Equipment [Member] | Minimum [Member]
Property Plant And Equipment [Line Items]
Property, Plant and Equipment, Useful Life	3 years

Note 8: Accrued Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Customer Advances Current	$ 5,936	$ 5,028
Employee Related Liabilities Current	2,176	1,910
Litigation And Contract Matters Current	563	535
Accrued Income Taxes Current	1,143	547
Product Warranty Accrual Classified Current	479	702
Restructuring Reserve Current	389	248
Interest Payable Current	494	325
Workers Compensation Liability Current	233	215
Accrued Property Sales And Use Taxes	291	197
Other Accrued Liabilities Current	3,606	2,580
Accrued liabilities	$ 15,310	$ 12,287

Note 9: Borrowings and Lines of Credit (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Commercial Paper	$ 320,000,000	$ 455,000,000
Other Short-term Borrowings	183,000,000	175,000,000
Short-term borrowings	503,000,000	630,000,000
Aggregate Line of Credit Facility Maximum Borrowing Capacity	4,000,000,000
Maximum Commercial Paper Borrowing Authority	4,000,000,000
Short Term Debt Weighted Average Interest Rate	0.90%	1.50%
Short Term Line of Credit Facilities Remaining Borrowing Capacities	1,700,000,000
Proceeds from Issuance of Commercial Paper	3,200,000,000
Cash and Cash equivalents used in business acquisition	500,000,000
Noncash or Part Noncash Acquisition, Debt Assumed, Fair Market Value Adjustment	600,000,000
Debt Instrument [Line Items]
Debt Instrument, Issuance Date	Jun 1, 2012
Debt Instrument, Face Amount	9,800,000,000
Debt Instrument, Utilization of Net Proceeds Amount	9,600,000,000
Debt Instrument, London Interbank Offered Rate	0.30%
Gains (Losses) on Extinguishment of Debt	(26,000,000)
Extinguishment of Debt, Announcement Date	Dec 6, 2012
Extinguishment of Debt, Expiration Date	Jan 7, 2013
Debt Instrument, Interest Rate, Effective Percentage Rate Range, Minimum	3.60%
Debt Instrument, Interest Rate, Effective Percentage Rate Range, Maximum	7.10%
Extinguishment of Debt, Terms	Holders validly tendering their notes by December 19, 2012 received consideration determined by reference to a fixed spread over the yield to maturity (or, in the case of one series, yield to call) of the applicable U.S. Treasury security with the same maturity, plus an early tender payment of $30 per $1,000 principal amount of notes accepted for purchase. Holders validly tendering their notes after December 19, 2012 but prior to January 8, 2013 received consideration determined by reference to a fixed spread over the yield to maturity (or, in the case of one series, yield to call) of the applicable U.S. Treasury security with the same maturity.
Other Loans Payable	100,000,000	127,000,000
Other Long-term Debt	403,000,000	131,000,000
Principal Long-Term Debt	22,365,000,000	9,630,000,000
Other Long-Term Debt Fair Market Value Adjustments	353,000,000	0
Long-term debt currently due	(1,121,000,000)	(129,000,000)
Long-term debt	21,597,000,000	9,501,000,000
Debt Percentage Bearing Variable Interest Rate	9.00%	7.00%
Long Term Debt Maturities Repayments Of Principal In Next Twelve Months	1,121,000,000
Long Term Debt Maturities Repayments Of Principal In Year Two	40,000,000
Long Term Debt Maturities Repayments Of Principal In Year Three	2,733,000,000
Long Term Debt Maturities Repayments Of Principal In Year Four	320,000,000
Long Term Debt Maturities Repayments Of Principal In Year Five	2,521,000,000
Long Term Debt Maturities Repayments Of Principal After Year Five	15,630,000,000
Equity Units [Line Items]
Equity Units, Date of Issuance	Jun 18, 2012
Equity Units, Number Issued	22000000
Equity Units, Proceeds from Issuance	1,100,000,000
Equity Unit, Par or Stated Value Per Share	$ 50
Equity Units, Ownership Terms	(a) a freestanding stock purchase contract under which the holder will purchase from us on August 1, 2015, a number of shares of our common stock determined pursuant to the terms of the agreement and (b) a 1/20, or 5.0%, undivided beneficial ownership interest in $1,000 principal amount on our 1.55% junior subordinated notes due 2022
Equity Units, Contract Adjustment Payments Interest Rate	5.95%
Equity Units, common stock purchase date	Aug 1, 2015
Bridge Loan [Member] | Goodrich Corporation [Member]
Short-term Debt [Line Items]
Short-Term Debt Instrument, Agreement Date	Nov 8, 2011
Short-term Debt, Loan Maximum Borrowing Capacity	15,000,000,000
Short-term Debt Instrument, Termination Date	Jul 26, 2012
Term Loan [Member] | Goodrich Corporation [Member]
Short-term Debt [Line Items]
Short-Term Debt Instrument, Agreement Date	Apr 24, 2012
Short-term Debt, Loan Maximum Borrowing Capacity	2,000,000,000
Short-Term Debt Instrument, Issuance Date	Jul 26, 2012
Short-term Debt, Maximum Amount Outstanding During Period	2,000,000,000
Short-term Debt Instrument, Repayment Date	November 5 and December 5, 2012
LIBOR plus 0.270% floating rate notes due 2013
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,000,000,000
Debt Instrument, Maturity Year Date	2013
Debt Instrument, Interest Rate Terms	LIBOR plus 0.270%
LIBOR plus 0.500% floating rate notes due 2015
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	500,000,000
Debt Instrument, Maturity Year Date	2015
Debt Instrument, Interest Rate Terms	LIBOR plus 0.500%
Notes 1.200% Due 2015 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,000,000,000
Debt Instrument, Interest Rate, Stated Percentage	1.20%
Debt Instrument, Maturity Year Date	2015
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 4.875% Due 2015 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,200,000,000	1,200,000,000
Debt Instrument, Interest Rate, Stated Percentage	4.88%
Debt Instrument, Maturity Year Date	2015
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.290% Due 2016 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	291,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.29%
Debt Instrument, Maturity Year Date	2016
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Notes 5.375% Due 2017 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,000,000,000	1,000,000,000
Debt Instrument, Interest Rate, Stated Percentage	5.38%
Debt Instrument, Maturity Year Date	2017
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 1.800% Due 2017 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,500,000,000
Debt Instrument, Interest Rate, Stated Percentage	1.80%
Debt Instrument, Maturity Year Date	2018
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.800% Due 2018 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	99,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.80%
Debt Instrument, Maturity Year Date	2019
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Extinguishment Of Debt, Amount	30,600,000
Notes 6.125% Due 2019 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount		1,250,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.13%
Debt Instrument, Maturity Year Date	2019
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 8.875% Due 2019 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	272,000,000	272,000,000
Debt Instrument, Interest Rate, Stated Percentage	8.88%
Debt Instrument, Maturity Year Date	2020 2022
Notes 4.500% Due 2020 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,250,000,000	1,250,000,000
Debt Instrument, Interest Rate, Stated Percentage	4.50%
Debt Instrument, Maturity Year Date	2020
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 4.875% Due 2020 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	171,000,000
Debt Instrument, Interest Rate, Stated Percentage	4.88%
Debt Instrument, Maturity Year Date	2021
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Extinguishment Of Debt, Amount	129,000,000
Notes 3.600% Due 2021 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	295,000,000
Debt Instrument, Interest Rate, Stated Percentage	3.60%
Debt Instrument, Maturity Year Date	2021
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Extinguishment Of Debt, Amount	305,000,000
Notes 8.750% Due 2021 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	250,000,000	250,000,000
Debt Instrument, Interest Rate, Stated Percentage	8.75%
Notes 3.100% Due 2022 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	2,300,000,000
Debt Instrument, Interest Rate, Stated Percentage	3.10%
Debt Instrument, Maturity Year Date	2022
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Junior Subordinated Notes 1.550% Due 2022 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,100,000,000
Debt Instrument, Interest Rate, Stated Percentage	1.55%
Debt Instrument, Maturity Year Date	2027
Debt Instrument, Call Feature	** The junior subordinated notes are redeemable at our option, in whole or in part, on a date not earlier than August 1, 2017. The redemption price will be the principal amount, plus accrued and unpaid interest, if any, up to but excluding the redemption date. We may extend or eliminate the optional redemption date as part of a remarketing of the junior subordinated notes which could occur between April 29, 2015 and July 15, 2015 or between July 23, 2015 and July 29, 2015.
Notes 7.100% Due 2027 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	141,000,000
Debt Instrument, Interest Rate, Stated Percentage	7.10%
Debt Instrument, Maturity Year Date	2028
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Extinguishment Of Debt, Amount	9,000,000
Notes 6.700% Due 2028 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	400,000,000	400,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.70%
Debt Instrument, Maturity Year Date	2029
Notes 7.500% Due 2029 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	550,000,000	550,000,000
Debt Instrument, Interest Rate, Stated Percentage	7.50%
Debt Instrument, Maturity Year Date	2035
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 5.400% Due 2035 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	600,000,000	600,000,000
Debt Instrument, Interest Rate, Stated Percentage	5.40%
Debt Instrument, Maturity Year Date	2036
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.050% Due 2036 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	600,000,000	600,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.05%
Debt Instrument, Maturity Year Date	2036
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.800% Due 2036 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	134,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.80%
Debt Instrument, Maturity Year Date	2038
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Extinguishment Of Debt, Amount	120,000,000
Notes 7.000% Due 2038 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	159,000,000
Debt Instrument, Interest Rate, Stated Percentage	7.00%
Debt Instrument, Maturity Year Date	2038
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Extinguishment Of Debt, Amount	41,000,000
Notes 6.125% Due 2038 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,000,000,000	1,000,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.13%
Debt Instrument, Maturity Year Date	2038
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 5.700% Due 2040 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	1,000,000,000	1,000,000,000
Debt Instrument, Interest Rate, Stated Percentage	5.70%
Debt Instrument, Maturity Year Date	2040
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 4.500% Due 2042 [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	3,500,000,000
Debt Instrument, Interest Rate, Stated Percentage	4.50%
Debt Instrument, Maturity Year Date	2042
Debt Instrument, Call Feature	* We may redeem some or all of these series of notes at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Notes 6.125% Due 2019 GR [Member]
Debt Instrument [Line Items]
Debt Instrument Carrying Amount	300,000,000
Debt Instrument, Interest Rate, Stated Percentage	6.13%
Debt Instrument, Maturity Year Date	2019
Debt Instrument, Call Feature	*** Notes were assumed as a part of our acquisition of Goodrich on July 26, 2012. Within "Other (including capitalized leases, discounts, and fair market value adjustments)," approximately $702 million was assumed/established as part of the acquisition.
Revolving Credit Agreement [Member]
Line of Credit Facility [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity	2,000,000,000
Line of Credit Facility, Amount Outstanding	0
Line of Credit Facility, Expiration Date	Nov 30, 2016
Multicurrency Revolving Credit Agreement [Member]
Line of Credit Facility [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity	2,000,000,000
Line of Credit Facility, Amount Outstanding	$ 0
Line of Credit Facility, Expiration Date	Nov 30, 2016

Note 10: Equity (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Changes, Net [Abstract]
Net income attributable to common shareowners	$ 2,057,000,000	$ 1,415,000,000	$ 1,328,000,000	$ 330,000,000	$ 1,325,000,000	$ 1,324,000,000	$ 1,318,000,000	$ 1,012,000,000	$ 5,130,000,000	$ 4,979,000,000	$ 4,373,000,000
Transfers to noncontrolling interest - Increase in common stock for purchase of subsidiary shares									0	3,000,000	0
Transfers to noncontrolling interests - Decrease in common stock for purchase of subsidiary shares									(34,000,000)	(54,000,000)	(12,000,000)
Change from net income attributable to common shareowners and transfers to noncontrolling interest									5,096,000,000	4,928,000,000	4,361,000,000
Accumulated other comprehensive income (loss):
Accumulated Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Net of Tax, Ending Balance	654,000,000				206,000,000				654,000,000	206,000,000
Accumulated Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Net of Tax, Change in Period	68,000,000	690,000,000	(628,000,000)	318,000,000					68,000,000
Accumulated Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net of Tax	(6,250,000,000)				(5,810,000,000)				(6,250,000,000)	(5,810,000,000)
Accumulated Other Comprehensive Income (Loss) Defined Benefit Pension and Other Postretirement Plans, Net of Tax Change in Period	(862,000,000)	187,000,000	136,000,000	99,000,000					(862,000,000)
Accumulated Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax	145,000,000				164,000,000				145,000,000	164,000,000
Accumulated Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax, Change in Period	10,000,000	2,000,000	(42,000,000)	11,000,000					10,000,000
Accumulated Other Comprehensive Income (Loss), Cumulative Changes in Net Gain (Loss) from Cash Flow Hedges, Effect Net of Tax	3,000,000				(50,000,000)				3,000,000	(50,000,000)
Accumulated Other Comprehensive Income (Loss), Cumulative Changes in Net Gain (Loss) from Cash Flow Hedges, Effect Net of Tax, Change in Period	(1,000,000)	133,000,000	(140,000,000)	61,000,000					(1,000,000)
Accumulated other comprehensive loss	(5,448,000,000)				(5,490,000,000)				(5,448,000,000)	(5,490,000,000)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Change in Period	$ (785,000,000)	$ 1,012,000,000	$ (674,000,000)	$ 489,000,000					$ (785,000,000)

Note 11: Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Current Federal Tax Expense Benefit	$ 403,000,000	$ 382,000,000	$ 48,000,000
Current State And Local Tax Expense Benefit	9,000,000	96,000,000	117,000,000
Current Foreign Tax Expense Benefit	1,179,000,000	1,322,000,000	1,135,000,000
Current Income Tax Expense Benefit	1,591,000,000	1,800,000,000	1,300,000,000
Deferred Federal Income Tax Expense Benefit	335,000,000	526,000,000	467,000,000
Deferred State And Local Income Tax Expense Benefit	111,000,000	26,000,000	4,000,000
Deferred Foreign Income Tax Expense Benefit	(326,000,000)	(218,000,000)	(46,000,000)
Deferred income tax provision	120,000,000	334,000,000	425,000,000
Income tax expense	1,711,000,000	2,134,000,000	1,725,000,000
Other Tax Expense Benefit	297,000,000	864,000,000	276,000,000
Deferred Tax Assets Tax Deferred Expense Compensation And Benefits Employee Benefits	1,168,000,000	2,579,000,000
Deferred Tax Assets Other Asset Basis Differences	119,000,000	(569,000,000)
Deferred Tax Assets Other Liability Basis Differences	1,052,000,000	1,046,000,000
Deferred Tax Assets Operating Loss Carryforwards	382,000,000	723,000,000
Deferred Tax Assets Tax Credit Carryforwards Other	1,107,000,000	1,247,000,000
Deferred Tax Assets Valuation Allowance	(618,000,000)	(977,000,000)
Deferred Tax Assets Net	3,210,000,000	4,049,000,000
Deferred Tax Liabilities Tax Deferred Expense Compensation and Benefits Employee Benefits	(2,238,000,000)	163,000,000
Deferred Tax Liabilities Other Asset Basis Differences	4,440,000,000	681,000,000
Deferred Tax Liabilities Other	(195,000,000)	71,000,000
Deferred Tax Liabilities Operating Loss Carryforwards	(409,000,000)	0
Deferred Tax Liabilities Tax Credit Carryforwards Other	(80,000,000)	0
Deferred Tax Liabilities Valuation Allowance	286,000,000	0
Deferred Tax Liabilities	1,804,000,000	915,000,000
Income Loss From Continuing Operations Before Income Taxes Domestic	2,595,000,000	3,168,000,000	2,441,000,000
Income Loss From Continuing Operations Before Income Taxes Foreign	4,316,000,000	4,182,000,000	3,807,000,000
Income from continuing operations before income taxes	6,911,000,000	7,350,000,000	6,248,000,000
Effective Income Tax Rate Reconciliation At Federal Statutory Income Tax Rate	35.00%	35.00%	35.00%
Effective Income Tax Rate Reconciliation Foreign Income Tax Rate Differential	(6.40%)	(4.40%)	(7.80%)
Effective Income Tax Rate Reconciliation Tax Settlements	(3.40%)	(0.90%)	0.00%
Effective Income Tax Rate Reconciliation Other Adjustments	(0.40%)	(0.70%)	0.40%
Effective Income Tax Rate Continuing Operations	24.80%	29.00%	27.60%
Tax Adjustments Settlements And Unusual Provisions	203,000,000	63,000,000
Other Information Pertaining To Income Taxes	as well as a reduction in tax expense of $34 million related to the favorable resolution of disputed tax matters with the Appeals Division of the IRS for the tax years 2004 - 2005.	as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011.
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	1,187,000,000
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	4,172,000,000
Unrecognized Tax Benefits That Would Impact Effective Tax Rate	1,073,000,000
Unrecognized Tax Benefits, Beginning Balance	946,000,000	891,000,000	793,000,000
Unrecognized Tax Benefits Increases Resulting From Current Period Tax Positions	232,000,000	71,000,000	115,000,000
Unrecognized Tax Benefits Increases Resulting From Prior Period Tax Positions	221,000,000	71,000,000	80,000,000
Unrecognized Tax Benefits Reductions Resulting From Lapse Of Applicable Statute Of Limitations	(21,000,000)	(24,000,000)	(81,000,000)
Unrecognized Tax Benefits Decreases Resulting From Settlements With Taxing Authorities	(305,000,000)	(63,000,000)	(16,000,000)
Unrecognized Tax Benefits, Ending Balance	1,073,000,000	946,000,000	891,000,000
Unrecognized Tax Benefits Interest On Income Taxes Expense	40,000,000	23,000,000	27,000,000
Unrecognized Tax Benefits Interest On Income Taxes Accrued	270,000,000	165,000,000	144,000,000
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible [Line Items]
Tax benefits claimed related to 1998 German reorganization	€203 million (approximately $270 million) of tax benefits that we have claimed related to a 1998 German reorganization.
Reduction In Tax Expense Refund Claim	237,000,000	63,000,000
Reduction In Pretax Interest Income Refund Claim		89,000,000
Undistributed Earnings of Foreign Subsidiaries	22,000,000,000
Tax Benefits Claimed Related to French Revenue Authority	€176 million (approximately $234 million) related to certain deductions claimed in France for tax years 2008 through 2010 that the French Revenue Authority has proposed to disallow. Resolution discussions with the French Revenue Authority have been unsuccessful to date and UTC may be required to pursue the defense of this matter through litigation, which could be commenced within the next twelve months.
Valuation Allowances and Reserves, Adjustments	225,000,000
Estimated Net Increase Range Of Change [Member]
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible [Line Items]
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible Estimated Range Of Change, Lower Bound	40,000,000
Estimated Net Decrease Range Of Change [Member]
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible [Line Items]
Significant Change in Unrecognized Tax Benefits is Reasonably Possible Estimated Range of Change, Upper Bound	275,000,000
Expiration Period Current To Five Years [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	626,000,000
Expiration Period Six To Ten Years [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	378,000,000
Expiration Period Eleven To Twenty Years [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	1,053,000,000
Expiration Period Indefinite [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	2,115,000,000
Expiration Period Current To Five Years [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	52,000,000
Expiration Period Six To Ten Years [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	17,000,000
Expiration Period Eleven To Twenty Years [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	310,000,000
Expiration Period Indefinite [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	$ 808,000,000

Note 12: Employee Benefit Plans (Details) (USD $)	12 Months Ended																																																																																																																																											12 Months Ended								12 Months Ended										12 Months Ended						12 Months Ended														12 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2010 Maximum [Member]	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2010 Minimum [Member]	Dec. 31, 2012 Stock Options [Member]	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member]	Dec. 31, 2012 Performance Shares [Member]	Dec. 31, 2011 Performance Shares [Member]	Dec. 31, 2010 Performance Shares [Member]	Dec. 31, 2012 Other Incentives [Member]	Dec. 31, 2012 Stock Options And Stock Appreciation Rights SARS [Member]	Dec. 31, 2011 Stock Options And Stock Appreciation Rights SARS [Member]	Dec. 31, 2010 Stock Options And Stock Appreciation Rights SARS [Member]	Dec. 31, 2012 Performance Share Units And Restricted Stock [Member]	Dec. 31, 2012 National Elevator Industry Plan [Member]	Dec. 31, 2011 National Elevator Industry Plan [Member]	Dec. 31, 2010 National Elevator Industry Plan [Member]	Dec. 31, 2012 Other Funds [Member]	Dec. 31, 2011 Other Funds [Member]	Dec. 31, 2010 Other Funds [Member]	Dec. 31, 2012 Global Equities [Member]	Dec. 31, 2011 Global Equities [Member]	Dec. 31, 2012 Global Equity Commingled Funds [Member]		Dec. 31, 2011 Global Equity Commingled Funds [Member]		Dec. 31, 2012 Enhanced Global Equities [Member]		Dec. 31, 2011 Enhanced Global Equities [Member]		Dec. 31, 2012 Private Equity Funds [Member]		Dec. 31, 2011 Private Equity Funds [Member]		Dec. 31, 2012 US Treasury And Government [Member]	Dec. 31, 2011 US Treasury And Government [Member]	Dec. 31, 2012 Corporate Debt Securities [Member]	Dec. 31, 2011 Corporate Debt Securities [Member]	Dec. 31, 2012 Asset Backed Securities [Member]		Dec. 31, 2011 Asset Backed Securities [Member]		Dec. 31, 2012 Real Estate [Member]		Dec. 31, 2011 Real Estate [Member]		Dec. 31, 2012 Other Pension Plan Assets [Member]		Dec. 31, 2011 Other Pension Plan Assets [Member]		Dec. 31, 2012 Cash And Cash Equivalents [Member]		Dec. 31, 2011 Cash And Cash Equivalents [Member]		Dec. 31, 2012 Other Assets And Liabilities [Member]		Dec. 31, 2011 Other Assets And Liabilities [Member]		Dec. 31, 2012 Pension Plan Assets Leveled [Member]	Dec. 31, 2011 Pension Plan Assets Leveled [Member]	Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Global Equities [Member]	Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Global Equities [Member]	Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Global Equity Commingled Funds [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Global Equity Commingled Funds [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Enhanced Global Equities [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Enhanced Global Equities [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Private Equity Funds [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Private Equity Funds [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] US Treasury And Government [Member]	Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] US Treasury And Government [Member]	Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Corporate Debt Securities [Member]	Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Corporate Debt Securities [Member]	Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Asset Backed Securities [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Asset Backed Securities [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Real Estate [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Real Estate [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Other Pension Plan Assets [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Cash And Cash Equivalents [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Cash And Cash Equivalents [Member]		Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Other Assets And Liabilities [Member]		Dec. 31, 2012 Quoted price in active markets (Level 1) [Member] Pension Plan Assets Leveled [Member]	Dec. 31, 2011 Quoted price in active markets (Level 1) [Member] Pension Plan Assets Leveled [Member]	Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Global Equities [Member]	Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Global Equities [Member]	Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Global Equity Commingled Funds [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Global Equity Commingled Funds [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Enhanced Global Equities [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Enhanced Global Equities [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Private Equity Funds [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Private Equity Funds [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] US Treasury And Government [Member]	Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] US Treasury And Government [Member]	Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Corporate Debt Securities [Member]	Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Corporate Debt Securities [Member]	Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Asset Backed Securities [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Asset Backed Securities [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Real Estate [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Real Estate [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Other Pension Plan Assets [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Other Pension Plan Assets [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Cash And Cash Equivalents [Member]		Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Cash And Cash Equivalents [Member]		Dec. 31, 2012 Significant other observable inputs (Level 2) [Member] Pension Plan Assets Leveled [Member]	Dec. 31, 2011 Significant other observable inputs (Level 2) [Member] Pension Plan Assets Leveled [Member]	Dec. 31, 2012 Unobservable inputs (Level 3) [Member]	Dec. 31, 2011 Unobservable inputs (Level 3) [Member]	Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Global Equities [Member]	Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Global Equities [Member]	Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Global Equity Commingled Funds [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Global Equity Commingled Funds [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Enhanced Global Equities [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Enhanced Global Equities [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Private Equity Funds [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Private Equity Funds [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] US Treasury And Government [Member]	Dec. 31, 2011 Unobservable inputs (Level 3) [Member] US Treasury And Government [Member]	Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Corporate Debt Securities [Member]	Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Corporate Debt Securities [Member]	Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Asset Backed Securities [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Asset Backed Securities [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Real Estate [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Real Estate [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Other Pension Plan Assets [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Other Pension Plan Assets [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Cash And Cash Equivalents [Member]		Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Cash And Cash Equivalents [Member]		Dec. 31, 2012 Unobservable inputs (Level 3) [Member] Pension Plan Assets Leveled [Member]	Dec. 31, 2011 Unobservable inputs (Level 3) [Member] Pension Plan Assets Leveled [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Pension Plans, Defined Benefit [Member]	Dec. 31, 2009 Pension Plans, Defined Benefit [Member]	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2010 Other Postretirement Benefit Plans, Defined Benefit [Member]
Notes to Consolidated Financial Statements [Abstract]
Contributions to Defined Contribution Plans	$ 256,000,000	$ 218,000,000		$ 200,000,000
Employee Stock Ownership Plan ESOP Number Of Allocated Shares	32,800,000
Employee Stock Ownership Plan ESOP Number Of Suspense Shares	17,100,000
Employee Stock Ownership Plan ESOP Deferred Shares Fair Value	1,400,000,000
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Benefit Obligation, Beginning Balance																																																																																																																																																																																		27,167,000,000	24,445,000,000			784,000,000	832,000,000
Defined Benefit Plan, Service Cost																																																																																																																																																																																		500,000,000	444,000,000	396,000,000		3,000,000	3,000,000	2,000,000
Defined Benefit Plan, Interest Cost																																																																																																																																																																																		1,331,000,000	1,298,000,000	1,287,000,000		37,000,000	39,000,000	46,000,000
Defined Benefit Plan, Actuarial Gain (Loss)																																																																																																																																																																																		2,855,000,000	2,185,000,000			45,000,000	(7,000,000)
Defined Benefit Plan, Benefits Paid																																																																																																																																																																																		(1,357,000,000)	(1,233,000,000)			(107,000,000)	(104,000,000)
Defined Benefit Plan, Net Settlements Curtailments Benefit Obligation																																																																																																																																																																																		(90,000,000)	1,000,000
Defined Benefit Plan Plan Amendments																																																																																																																																																																																		(195,000,000)	21,000,000
Defined Benefit Plan, Business Combinations and Acquisitions, Benefit Obligation																																																																																																																																																																																		5,235,000,000	0			328,000,000	0
Defined Benefit Plan, Benefit Obligation, Other																																																																																																																																																																																		262,000,000	6,000,000			16,000,000	21,000,000
Defined Benefit Plan, Benefit Obligation, Ending Balance																																																																																																																																																																																		35,708,000,000	27,167,000,000	24,445,000,000		1,106,000,000	784,000,000	832,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance																												6,413,000,000	5,214,000,000	4,114,000,000	[1]	2,981,000,000	[1]	2,575,000,000	[2]	1,873,000,000	[2]	1,202,000,000	[3]	1,159,000,000	[3]	2,424,000,000	2,763,000,000	7,975,000,000	5,277,000,000	21,000,000	[4]	67,000,000	[4]	1,804,000,000	[5]	1,380,000,000	[5]	2,182,000,000	[6]	1,869,000,000	[6]	365,000,000	[7]	359,000,000	[7]	853,000,000	[8]	600,000,000	[8]	29,075,000,000	22,942,000,000	6,413,000,000	5,210,000,000	0	[1]	0	[1]	169,000,000	[2]	44,000,000	[2]	0	[3]	0	[3]	1,003,000,000	1,564,000,000	0	0	0	[4]	0	[4]	0	[5]	0	[5]	0	[6]	1,000,000	[7]	0	[7]	0	[6]	7,586,000,000	6,818,000,000	0	4,000,000	4,114,000,000	[1]	2,981,000,000	[1]	1,959,000,000	[2]	1,590,000,000	[2]	0	[3]	0	[3]	1,421,000,000	1,199,000,000	7,699,000,000	5,167,000,000	21,000,000	[4]	67,000,000	[4]	19,000,000	[5]	16,000,000	[5]	2,182,000,000	[6]	1,869,000,000	[6]	364,000,000	[7]	359,000,000	[7]	17,779,000,000	13,252,000,000		2,324,000,000	0	1,000,000	0	[1]	0	[1]	239,000,000	[2]	245,000,000		1,159,000,000	[3]	1,134,000,000		0	0	110,000,000	0	0	[4]	0	[4]	1,364,000,000	[5]	944,000,000		0	[6]	0	[6]	0	[7]	0	[7]	3,710,000,000	2,872,000,000	23,542,000,000	22,384,000,000			0	10,000,000
Defined Benefit Plan Actual Return On Plan Assets																																																																																																																																																																																		3,306,000,000	1,320,000,000			0	2,000,000
Contributions to Defined Benefit Plans																																																																																																																																																																																		516,000,000	1,060,000,000			85,000,000	76,000,000
Defined Benefit Plan, Plan Assets, Benefits Paid																																																																																																																																																																																		(1,357,000,000)	(1,233,000,000)			(107,000,000)	(104,000,000)
Defined Benefit Plan, Business Combinations and Acquisitions, Plan Assets																																																																																																																																																																																		3,800,000,000	0
Defined Benefit Plan, Fair Value of Plan Assets, Other																																																																																																																																																																																		121,000,000	11,000,000			22,000,000	16,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance																												6,413,000,000	5,214,000,000	4,114,000,000	[1]	2,981,000,000	[1]	2,575,000,000	[2]	1,873,000,000	[2]	1,202,000,000	[3]	1,159,000,000	[3]	2,424,000,000	2,763,000,000	7,975,000,000	5,277,000,000	21,000,000	[4]	67,000,000	[4]	1,804,000,000	[5]	1,380,000,000	[5]	2,182,000,000	[6]	1,869,000,000	[6]	365,000,000	[7]	359,000,000	[7]	853,000,000	[8]	600,000,000	[8]	29,075,000,000	22,942,000,000	6,413,000,000	5,210,000,000	0	[1]	0	[1]	169,000,000	[2]	44,000,000	[2]	0	[3]	0	[3]	1,003,000,000	1,564,000,000	0	0	0	[4]	0	[4]	0	[5]	0	[5]	0	[6]	1,000,000	[7]	0	[7]	0	[6]	7,586,000,000	6,818,000,000	0	4,000,000	4,114,000,000	[1]	2,981,000,000	[1]	1,959,000,000	[2]	1,590,000,000	[2]	0	[3]	0	[3]	1,421,000,000	1,199,000,000	7,699,000,000	5,167,000,000	21,000,000	[4]	67,000,000	[4]	19,000,000	[5]	16,000,000	[5]	2,182,000,000	[6]	1,869,000,000	[6]	364,000,000	[7]	359,000,000	[7]	17,779,000,000	13,252,000,000			0	0	0	[1]	0	[1]	447,000,000	[2]	239,000,000	[2]	1,202,000,000	[3]	1,159,000,000	[3]	0	0	276,000,000	110,000,000	0	[4]	0	[4]	1,785,000,000	[5]	1,364,000,000	[5]	0	[6]	0	[6]	0	[7]	0	[7]	3,710,000,000	2,872,000,000	29,928,000,000	23,542,000,000	22,384,000,000		0	0	10,000,000
Defined Benefit Plan, Funded Status of Plan [Abstract]
Defined Benefit Plan Funded Status Of Plan																																																																																																																																																																																		(5,780,000,000)	(3,625,000,000)			(1,106,000,000)	(784,000,000)
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Defined Benefit Plan Assets For Plan Benefits Noncurrent																																																																																																																																																																																		643,000,000	552,000,000
Pension And Other Postretirement Defined Benefit Plans Current Liabilities																																																																																																																																																																																		(105,000,000)	(64,000,000)			(91,000,000)	(74,000,000)
Pension And Other Postretirement Defined Benefit Plans, Liabilities, Noncurrent	(7,520,000,000)	(5,007,000,000)																																																																																																																																																																																(6,318,000,000)	(4,113,000,000)			(1,015,000,000)	(710,000,000)
Defined Benefit Plan Amounts Recognized In Balance Sheet																																																																																																																																																																																		(5,780,000,000)	(3,625,000,000)			(1,106,000,000)	(784,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Defined Benefit Plan Accumulated Other Comprehensive Income Net Gains Losses Before Tax																																																																																																																																																																																		10,215,000,000	9,436,000,000			(65,000,000)	(120,000,000)
Defined Benefit Plan Amounts Recognized In Other Comprehensive Income Net Prior Service Cost Credit Before Tax																																																																																																																																																																																		(322,000,000)	(152,000,000)			(11,000,000)	2,000,000
Defined Benefit Plan Accumulated Other Comprehensive Income Net Transition Assets Obligations Before Tax																																																																																																																																																																																		0	6,000,000
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax																																																																																																																																																																																		9,893,000,000	9,290,000,000			(76,000,000)	(118,000,000)
Percentage Of Projected Benefit Obligation Comprised Of Domestic Plan Benefits																																																																																																																																																																																		75.00%				88.00%
Projected Benefit Obligation Reduction Due To Plan Change																																																																																																																																																																																					623,000,000
Percentage Of Projected Benefit Obligation Comprised Of Foreign Plan Benefits																																																																																																																																																																																		23.00%
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Defined Benefit Plan, Expected Return on Plan Assets																																																																																																																																																																																		(1,944,000,000)	(1,834,000,000)	(1,735,000,000)		0	(1,000,000)	(1,000,000)
Defined Benefit Plan Amortization Of Prior Service Cost Credit																																																																																																																																																																																		(24,000,000)	(12,000,000)	(18,000,000)		(4,000,000)	(2,000,000)	(2,000,000)
Defined Benefit Plan Amortization Of Transition Obligations Assets																																																																																																																																																																																		1,000,000	1,000,000	1,000,000
Defined Benefit Plan Amortization Of Gains Losses																																																																																																																																																																																		722,000,000	462,000,000	285,000,000		(6,000,000)	(8,000,000)	(1,000,000)
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Settlements and Curtailments																																																																																																																																																																																		77,000,000	16,000,000	2,000,000		(2,000,000)	(8,000,000)	0
Defined Benefit Plan, Net Periodic Benefit Cost																																																																																																																																																																																		663,000,000	375,000,000	218,000,000		28,000,000	23,000,000	44,000,000
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Net Unamortized Gain (Loss) Arising During Period, before Tax	(1,542,000,000)	(2,692,000,000)		(701,000,000)																																																																																																																																																																														1,493,000,000				49,000,000
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, before Tax																																																																																																																																																																																		(722,000,000)				6,000,000
Other Comprehensive Income Defined Benefit Plan Net Prior Service Cost Credit Arising During Period Before Tax	211,000,000	(21,000,000)		(121,000,000)																																																																																																																																																																														(195,000,000)				(16,000,000)
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Net Prior Service Cost Recognized in Net Periodic Benefit Cost, before Tax	689,000,000	441,000,000		265,000,000																																																																																																																																																																														24,000,000				4,000,000
Other Comprehensive Income Reclassification Of Defined Benefit Plan Net Transition Asset Obligation Recognized In Net Periodic Benefit Cost Before Tax																																																																																																																																																																																		(1,000,000)
Other Comprehensive Income Defined Benefit Plans Other																																																																																																																																																																																		4,000,000				(1,000,000)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax																																																																																																																																																																																		603,000,000				42,000,000
Net Recognized In Net Periodic Benefit Cost And Other Comprehensive Income Loss																																																																																																																																																																																		1,266,000,000				70,000,000
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Defined Benefit Plan Amortization Of Net Gains Losses																																																																																																																																																																																		964,000,000				(4,000,000)
Defined Benefit Plan Amortization Of Net Prior Service Cost Credit																																																																																																																																																																																		(42,000,000)				11,000,000
Defined Benefit Plan Amortization Of Net Transition Asset Obligation																																																																																																																																																																																		0
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year																																																																																																																																																																																		922,000,000
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Discount Rate																																																																																																																																																																																		4.00%	4.70%			3.60%	4.30%
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Rate Of Compensation Increase																																																																																																																																																																																		4.20%	4.30%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Discount Rate																																																																																																																																																																																		4.60%	5.40%	5.90%		4.20%	4.90%	5.50%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Rate Of Compensation Increase																																																																																																																																																																																		4.30%	4.40%	4.40%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Expected Long Term Return On Assets																																																																																																																																																																																		7.70%	7.90%	8.00%		0.00%	5.00%	5.00%
Defined Benefit Plan Percentage Of Equity Securities Issued By Employer And Related Parties Included In Plan Assets																																																																																																																																																																																		3.00%	4.00%
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period																																																																																																																																												184,000,000	101,000,000	0	0					1,000,000		(1,000,000)		174,000,000		108,000,000				3,000,000	0					6,000,000		(6,000,000)
Defined Benefit Plan, Actual Return on Plan Assets Acquired During Period																																																																																																																																												142,000,000		0						63,000,000				0						0						79,000,000
Defined Benefit Plan Actual Return On Plan Assets Still Held																																																																																																																																												183,000,000	159,000,000	0	0					31,000,000		(1,000,000)		(14,000,000)		17,000,000				51,000,000	6,000,000					115,000,000		137,000,000
Defined Benefit Plan Purchases Sales And Settlements																																																																																																																																												329,000,000	288,000,000	0	(1,000,000)					113,000,000		(4,000,000)		(117,000,000)		(100,000,000)				112,000,000	104,000,000					221,000,000		289,000,000
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Defined Benefit Plan, Expected Future Benefit Payments, Next Twelve Months																																																																																																																																																																																		1,657,000,000				100,000,000
Defined Benefit Plan, Expected Future Benefit Payments, Year Two																																																																																																																																																																																		1,654,000,000				98,000,000
Defined Benefit Plan, Expected Future Benefit Payments, Year Three																																																																																																																																																																																		1,724,000,000				95,000,000
Defined Benefit Plan, Expected Future Benefit Payments, Year Four																																																																																																																																																																																		1,793,000,000				89,000,000
Defined Benefit Plan, Expected Future Benefit Payments, Year Five																																																																																																																																																																																		1,880,000,000				83,000,000
Defined Benefit Plan, Expected Future Benefit Payments, Five Fiscal Years Thereafter																																																																																																																																																																																		10,442,000,000				357,000,000
Domestic Defined Benefit Plan Cash Contributions By Employer	201,000,000	156,000,000
Domestic Defined Benefit Plan Stock Contributions By Employer	0	450,000,000		250,000,000
Foreign Defined Benefit Plan Cash Contributions By Employer	229,000,000	395,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Abstract
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Projected Benefit Obligation	32,278,000,000	24,091,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Accumulated Benefit Obligation	31,147,000,000	23,198,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Fair Value Of Plan Assets	25,889,000,000	19,949,000,000
Defined Benefit Plan Accumulated Benefit Obligation	34,400,000,000	26,000,000,000
Percentage Of Growth Seeking Assets In Company's Overall Investment Strategy	65.00%
Percentage Of Income Generating Assets In Company's Overall Investment Strategy	35.00%
Percentage Of Enhanced Equity Assets In Global Equity Portfolio	9.00%
Pecentage Of Interest Rate Sensitivity Of Pension Plan Liabilities Fixed Income Portfolio Designed To Hedge	40% to 50%
Defined Benefit Plan Estimated Future Employer Contributions In Next Fiscal Year	200,000,000
Defined Benefit Plan Assumed Health Care Cost Trend Rates Abstract
Defined Benefit Plan Health Care Cost Trend Rate Assumed For Next Fiscal Year	8.00%	8.50%
Defined Benefit Plan Ultimate Health Care Cost Trend Rate	5.00%	5.00%
Defined Benefit Plan Year That Rate Reaches Ultimate Trend Rate	2019	2019
Defined Benefit Plan Effect Of One Percentage Point Change In Assumed Health Care Cost Trend Rates Abstract
Defined Benefit Plan Effect Of One Percentage Point Increase On Service And Interest Cost Components	2,000,000
Defined Benefit Plan, Effect of One Percentage Point Decrease on Service and Interest Cost Components 1	(2,000,000)
Defined Benefit Plan, Effect of One Percentage Point Increase on Accumulated Postretirement Benefit Obligation	71,000,000
Defined Benefit Plan, Effect of One Percentage Point Decrease on Accumulated Postretirement Benefit Obligation 1	(60,000,000)
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Authorized	119,000,000
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Available For Grant	44,000,000
Expected Range Of Shares Awarded Annually Under Long Term Incentive Plan	shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding.
Allocated Share Based Compensation Expense	210,000,000	221,000,000		148,000,000
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	76,000,000	75,000,000		47,000,000
Employee Service Share Based Compensation Cash Received From Exercise Of Stock Options	381,000,000	226,000,000		386,000,000
Employee Service Share Based Compensation Tax Benefit Realized From Exercise Of Stock Options	111,000,000	101,000,000		139,000,000
Employee Service Share Based Compensation Tax Benefit Realized From Vesting Of Performance Share Units	15,000,000	19,000,000		20,000,000
Employee Service Share Based Compensation Cash Flow Tax Benefit Reported	67,000,000	81,000,000		94,000,000
Employee Service Share Based Compensation Nonvested Awards Total Compensation Cost Not Yet Recognized	185,000,000
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition	1 year 10 months 24 days
Multiemployer Plans [Line Items]
Multiemployer Plans General Nature	We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.
Entity Tax Identification Number																						232694291
Multiemployer Plans Certified Zone Status																						Green	Green
Multiemployer Plans Funding Improvement Plan And Rehabilitation Plan																						No
Multiemployer Plans Period Contributions	99,000,000	94,000,000		90,000,000																		63,000,000	56,000,000	55,000,000	36,000,000	38,000,000	35,000,000
Multiemployer Plans Surcharge																						No
Multiemployer Plans Collective Bargaining Arrangement Expiration Date																						Jul 8, 2017
Multiemployer Plans Period Contributions Significance Of Contributions			true		true
Multiemployer Plans Employees Increase Decrease Percentage	5.00%
Multiemployer Plans Period Contributions Other Than Pensions	11,000,000	10,000,000		10,000,000
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Beginning Balance												21,029,000	34,038,000	2,962,000			1,109,000
Treasury stock reissued under employee plans, shares	3,600,000	0		0								428,000	7,909,000	1,159,000			467,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period												(7,546,000)	(2,645,000)	(607,000)			(207,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period												(105,000)	(881,000)	(723,000)			(85,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Number, Ending Balance												13,806,000	38,421,000	2,791,000	2,962,000		1,284,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, Beginning of Period												$ 47.63	$ 66.7	$ 67.31
Share Based Compensation Arrangement By Share Based Payment Award Options Grants In Period Weighted Average Exercise Price												$ 75.47	$ 74.88	$ 74.71
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Weighted Average Exercise Price												$ 40.36	$ 60.7	$ 55.82
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period Weighted Average Exercise Price												$ 50.93	$ 70.88	$ 60.03
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, End of Period												$ 52.45	$ 68.7	$ 74.77	$ 67.31
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value														$ 82.15	$ 87.65	$ 78.73		$ 19.32	$ 20.26	$ 17.86
Share Based Compensation Arrangement By Share Based Payment Award Equity Instruments Vested In Period Total Fair Value	187,000,000	170,000,000		172,000,000
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Total Intrinsic Value														46,000,000	59,000,000	62,000,000		370,000,000	336,000,000	446,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Number																		51,737,000			3,645,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Weighted Average Exercise Price																		$ 63.9			$ 0
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Aggregate Intrinsic Value																		937,000,000			299,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Exercisable, Weighted Average Remaining Contractual Term																		5 years 2 months 12 days			1 year 2 months 12 days
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Number																		35,142,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Exercise Price																		$ 58.44
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Intrinsic Value																		$ 828,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Remaining Contractual Term																		3 years 8 months 12 days
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions And Methodology Abstract
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Volatility Rate, Minimum	30.00%	26.00%		24.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Volatility Rate, Maximum	35.00%	32.00%		28.00%
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions Weighted Average Volatility Rate	30.00%	26.00%		25.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Term						7 years 8 months 12 days	8 years	7 years 10 months 24 days	7 years 4 months 24 days	7 years 6 months	7 years 4 months 24 days
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions Expected Dividend Rate	2.30%	2.40%		2.70%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate, Minimum	0.00%	0.10%		0.10%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate, Maximum	2.00%	3.50%		4.00%

[1]	Represents commingled funds that invest primarily in common stocks.
[2]	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-shortmarket neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equityand fixed income securities and foreign currency.
[3]	Represents limited partner investments with general partners that primarily invest in debt and equity.
[4]	Represents mortgage and asset-backed securities.
[5]	Represents investments in real estate including commingled funds and directly held properties.
[6]	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
[7]	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
[8]	Represents trust receivables and payables that are not leveled.

Note 13: Restructuring and Other Costs (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	$ 614
Restructuring Charges Continuing Operations	590
Restructuring Charges Discontinued Operations	24
Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Settled	(256)
Restructuring Reserve Ending Balance	339
Restructuring Charges	576
Restructuring And Other Costs Expected Cost	681
Restructuring And Other Costs Incurred Cost	(576)
Restructuring And Other Costs Remaining Expected Cost	105
Restructuring Reserve Assumed	19
Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	154
Restructuring Reserve Settled	(165)
Restructuring Reserve Ending Balance	42	154
Restructuring Charges	53
Restructuring And Other Costs Expected Cost	368
Restructuring And Other Costs Incurred Cost	(53)	(286)
Restructuring And Other Costs Remaining Expected Cost	29
Otis [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	164
Otis [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	164
Restructuring And Other Costs Incurred Cost	(146)
Restructuring And Other Costs Remaining Expected Cost	18
Otis [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	104
Restructuring And Other Costs Incurred Cost	(19)	(76)
Restructuring And Other Costs Remaining Expected Cost	9
UTC Climate, Controls and Security [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	143
UTC Climate, Controls and Security [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	164
Restructuring And Other Costs Incurred Cost	(123)
Restructuring And Other Costs Remaining Expected Cost	41
UTC Climate, Controls and Security [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	119
Restructuring And Other Costs Incurred Cost	(25)	(93)
Restructuring And Other Costs Remaining Expected Cost	1
Pratt and Whitney [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	96
Pratt and Whitney [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	103
Restructuring And Other Costs Incurred Cost	(94)
Restructuring And Other Costs Remaining Expected Cost	9
Pratt and Whitney [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	47
Restructuring And Other Costs Incurred Cost	(3)	(37)
Restructuring And Other Costs Remaining Expected Cost	7
UTC Aerospace Systems [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	115
UTC Aerospace Systems [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	155
Restructuring And Other Costs Incurred Cost	(121)
Restructuring And Other Costs Remaining Expected Cost	34
UTC Aerospace Systems [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	8
Restructuring And Other Costs Incurred Cost	0	(8)
Restructuring And Other Costs Remaining Expected Cost	0
Sikorsky [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	53
Sikorsky [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	50
Restructuring And Other Costs Incurred Cost	(47)
Restructuring And Other Costs Remaining Expected Cost	3
Sikorsky [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	66
Restructuring And Other Costs Incurred Cost	(5)	(51)
Restructuring And Other Costs Remaining Expected Cost	10
Eliminations and other [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	19
Eliminations and other [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	19
Restructuring And Other Costs Incurred Cost	(19)
Restructuring And Other Costs Remaining Expected Cost	0
Segment, Discontinued Operations [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	26
Restructuring And Other Costs Incurred Cost	(26)
Restructuring And Other Costs Remaining Expected Cost	0
Segment, Discontinued Operations [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Expected Cost	24
Restructuring And Other Costs Incurred Cost	(1)	(21)
Restructuring And Other Costs Remaining Expected Cost	2
Cost Of Sales [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	340
Cost Of Sales [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(313)
Cost Of Sales [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(33)
Selling General and Administrative [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	249
Selling General and Administrative [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(236)
Selling General and Administrative [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(19)
Other Income Net [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	1
Other Income Net [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	(1)
Other Income Net [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring And Other Costs Incurred Cost	0
Discontinued Operations [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges	24
Restructuring And Other Costs Incurred Cost	(26)	(1)
Employee Severance [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Settled	(182)
Restructuring Reserve Ending Balance	289
Restructuring Charges	452
Restructuring And Other Costs Expected Cost	475
Restructuring And Other Costs Incurred Cost	(452)
Restructuring And Other Costs Remaining Expected Cost	23
Restructuring Reserve Assumed	19
Employee Severance [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	144
Restructuring Reserve Settled	(138)
Restructuring Reserve Ending Balance	36	144
Restructuring Charges	30
Restructuring And Other Costs Expected Cost	296
Restructuring And Other Costs Incurred Cost	(30)	(259)
Restructuring And Other Costs Remaining Expected Cost	7
Asset Write Downs [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Settled	(14)
Restructuring Reserve Ending Balance	0
Restructuring Charges	14
Restructuring And Other Costs Expected Cost	14
Restructuring And Other Costs Incurred Cost	(14)
Restructuring And Other Costs Remaining Expected Cost	0
Restructuring Reserve Assumed	0
Asset Write Downs [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	0
Restructuring Reserve Settled	(1)
Restructuring Reserve Ending Balance	0	0
Restructuring Charges	1
Restructuring And Other Costs Expected Cost	5
Restructuring And Other Costs Incurred Cost	(1)	(4)
Restructuring And Other Costs Remaining Expected Cost	0
Facility Exit [Member] | Current Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Settled	(60)
Restructuring Reserve Ending Balance	50
Restructuring Charges	110
Restructuring And Other Costs Expected Cost	192
Restructuring And Other Costs Incurred Cost	(110)
Restructuring And Other Costs Remaining Expected Cost	82
Restructuring Reserve Assumed	0
Facility Exit [Member] | Prior Year Actions [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve Beginning Balance	10
Restructuring Reserve Settled	(26)
Restructuring Reserve Ending Balance	6	10
Restructuring Charges	22
Restructuring And Other Costs Expected Cost	67
Restructuring And Other Costs Incurred Cost	(22)	(23)
Restructuring And Other Costs Remaining Expected Cost	$ 22
Restructuring And Other Costs, Current Year Actions [Member]
Restructuring Details [Line Items]
Anticipated Net Workforce Reduction Of Hourly And Salary Employees	approximately 7,000 hourly and salaried employees
Anticipated Net Square Feet Of Facilities To Be Exited	approximately 2.6 million net square feet
Completed Net Workforce Reduction Of Hourly And Salary Employees	approximately 4,000 employees
Completed Net Square Feet Of Facilities Exited	750,000 net square feet
Restructuring And Other Costs, Prior Year Actions [Member]
Restructuring Details [Line Items]
Anticipated Net Workforce Reduction Of Hourly And Salary Employees	4,900
Anticipated Net Square Feet Of Facilities To Be Exited	2 million net square feet
Completed Net Workforce Reduction Of Hourly And Salary Employees	approximately 4,200 employees
Completed Net Square Feet Of Facilities Exited	200,000 net square feet

Note 14: Financial Instruments (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Four Quarter Rolling Average Of Notional Amount Of Foreign Exchange Contracts Hedging Foreign Currency Transactions	$ 11,800,000,000	$ 10,400,000,000
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value	128,000,000	114,000,000
Derivative Liability, Fair Value	149,000,000	165,000,000
Unrealized Gain (Loss) on Foreign Currency Derivatives, Net, before Tax	88,000,000	(46,000,000)
Foreign Currency Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net	31,000,000	96,000,000
Foreign Currency Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months	40,000,000
Gain (Loss) on Foreign Currency Derivative Instruments Not Designated as Hedging Instruments	(120,000,000)	(39,000,000)
Business Acquisition [Line Items]
Equity Method Investment Other Than Temporary Impairment	168,000,000	66,000,000
Disposal Group Not Discontinued Operation Loss Gain On Write Down			86,000,000
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Net Gains on Nonrecurring Fair Value Measurement	157,000,000
Net Gains of Sale of Controlling Interest	357,000,000
Non Cash Net Gain	272,000,000
Disposal Group, Not Discontinued Operation, Gain (Loss) on Disposal	32,000,000
Net Gains on Previously Held Interests	34,000,000
Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	781,000,000	926,000,000
Derivative Financial Instruments Assets, Fair Value Disclosure	128,000,000	114,000,000
Derivative Financial Instruments Liabilities, Fair Value Disclosure	(149,000,000)	(165,000,000)
Fair Value, Measurements, Nonrecurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Equity Method Investments, Fair Value Disclosure	432,000,000	13,000,000
Business Dispositions, Fair Value Disclosure	84,000,000
Commercial Aerospace [Member]
Accounts Notes And Loans Receivable [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Asset	10,900,000,000	3,000,000,000
International Aero Engines AG [Member]
Accounts Notes And Loans Receivable [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Asset	5,800,000,000
Quoted price in active markets (Level 1) [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	0
Customer Financing Notes Receivable Fair Value Disclosure	0
Short-Term Borrowings Fair Value Disclosure	0
Long-term debt (excluding capitalized leases) Fair Value Disclosure	0
Other long-term liabilities, Fair Value	0
Quoted price in active markets (Level 1) [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	781,000,000	926,000,000
Derivative Financial Instruments Assets, Fair Value Disclosure	0	0
Derivative Financial Instruments Liabilities, Fair Value Disclosure	0	0
Quoted price in active markets (Level 1) [Member] | Fair Value, Measurements, Nonrecurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Equity Method Investments, Fair Value Disclosure	0	13,000,000
Business Dispositions, Fair Value Disclosure	0
Significant other observable inputs (Level 2) [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	464,000,000
Customer Financing Notes Receivable Fair Value Disclosure	371,000,000
Short-Term Borrowings Fair Value Disclosure	(320,000,000)
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(25,548,000,000)
Other long-term liabilities, Fair Value	(167,000,000)
Significant other observable inputs (Level 2) [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	0	0
Derivative Financial Instruments Assets, Fair Value Disclosure	128,000,000	114,000,000
Derivative Financial Instruments Liabilities, Fair Value Disclosure	(149,000,000)	(165,000,000)
Significant other observable inputs (Level 2) [Member] | Fair Value, Measurements, Nonrecurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Equity Method Investments, Fair Value Disclosure	432,000,000	0
Business Dispositions, Fair Value Disclosure	84,000,000
Unobservable inputs (Level 3) [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	0
Customer Financing Notes Receivable Fair Value Disclosure	0
Short-Term Borrowings Fair Value Disclosure	(183,000,000)
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(58,000,000)
Other long-term liabilities, Fair Value	0
Unobservable inputs (Level 3) [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Investments, Fair Value Disclosure	0	0
Derivative Financial Instruments Assets, Fair Value Disclosure	0	0
Derivative Financial Instruments Liabilities, Fair Value Disclosure	0	0
Unobservable inputs (Level 3) [Member] | Fair Value, Measurements, Nonrecurring [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Derivative Financial Instruments Liabilities, Fair Value Disclosure		0
Equity Method Investments, Fair Value Disclosure	0
Business Dispositions, Fair Value Disclosure	0
Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	499,000,000	283,000,000
Customer Financing Notes Receivable Fair Value Disclosure	375,000,000	309,000,000
Short-Term Borrowings Fair Value Disclosure	(503,000,000)	(630,000,000)
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(22,665,000,000)	(9,575,000,000)
Other long-term liabilities, Fair Value	(182,000,000)	0
Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	464,000,000	276,000,000
Customer Financing Notes Receivable Fair Value Disclosure	371,000,000	297,000,000
Short-Term Borrowings Fair Value Disclosure	(503,000,000)	(630,000,000)
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(25,606,000,000)	(11,639,000,000)
Other long-term liabilities, Fair Value	(167,000,000)	0
Other Assets, Current [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	48,000,000	69,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	47,000,000	40,000,000
Other Assets [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	30,000,000	3,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	3,000,000	2,000,000
Assets, Total [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	78,000,000	72,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	50,000,000	42,000,000
Accrued Liabilities [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	10,000,000	81,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	136,000,000	40,000,000
Other Long-Term Liabilities [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	1,000,000	43,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	2,000,000	1,000,000
Liabilities, Total [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	11,000,000	124,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	$ 138,000,000	$ 41,000,000

Note 15: Credit Quality of Long-Term Receivables (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	$ 1,177	$ 569
Financing Receivable, Allowance for Credit Losses [Line Items]
Financing Receivable, Credit Quality, Additional Information	We determine credit ratings for each customer in the portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. The credit ratings listed below range from “A” which indicates an extremely strong capacity to meet financial obligations and the receivable is either collateralized or uncollateralized, to “D” which indicates that payment is in default and the receivable is uncollateralized.
Financing Receivable, Credit Quality, Date Ratings Updated Range	quarterly or when events and circumstances warrant
Aerospace Portfolio Segment [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Financing Receivable, Allowance for Credit Losses, Beginning Balance	70	42
Financing Receivable, Reserve for Credit Losses, Provisions	1	25
Financing Receivable, Allowance for Credit Losses, Write-downs	0	0
Financing Receivable, Allowance for Credit Losses, Recovery	(5)	(9)
Financing Receivable Reserve For Credit Losses And Exposure, Other	(6)	12
Financing Receivable, Allowance for Credit Losses, Ending Balance		70
Financing Receivable, Reserve for Credit Losses and Exposure, Individually Evaluated For Impairment	60	70
Financing Receivable, Individually Evaluated for Impairment	1,177	569
Financing Receivable, Allowance for Credit Losses, Risk Characteristics	Economic conditions and air travel influence the operating environment for most airlines, and the financial performance of our aerospace businesses is directly tied to the economic conditions of the commercial aerospace and defense industries. Additionally, the value of the collateral is also closely tied to commercial airline performance and may be subject to exposure of reduced valuation as a result of market declines.
Financing Receivable, Allowance for Credit Losses, Factors that Influenced Management's Judgment	Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.
Financing Receivable, Allowance for Credit Losses, Policy for Uncollectible Amounts	Uncollectible long-term receivables are written-off when collection of the indebtedness has been pursued for a reasonable period of time without collection; the customer is no longer in operation; or judgment has been levied, but the underlying assets are not adequate to satisfy the indebtedness.
Long-term Trade Accounts Receivable Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	593	204
Long-term Trade Accounts Receivable Financing Receivable [Member] | A Low Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	569	201
Long-term Trade Accounts Receivable Financing Receivable [Member] | B Moderate Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	21	3
Long-term Trade Accounts Receivable Financing Receivable [Member] | C High Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	3	0
Long-term Trade Accounts Receivable Financing Receivable [Member] | D In Default Uncollateralized Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	0	0
Notes and Leases Receivable Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	584	365
Notes and Leases Receivable Financing Receivable [Member] | A Low Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	26	0
Notes and Leases Receivable Financing Receivable [Member] | B Moderate Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	458	295
Notes and Leases Receivable Financing Receivable [Member] | C High Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	100	70
Notes and Leases Receivable Financing Receivable [Member] | D In Default Uncollateralized Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable, Net	$ 0	$ 0

Note 16: Guarantees (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Guarantee Obligations [Line Items]
Guarantee Type Other Carrying Value	$ 144,000,000	$ 138,000,000
Service and product warranties and product performance guarantees - beginning of year	1,468,000,000	1,136,000,000
Warranties and performance guarantees issued	325,000,000	475,000,000
Settlements made	(277,000,000)	(440,000,000)
Product warranty accrual - other	(184,000,000)	297,000,000
Service and product warranties and product performance guarantees - end of period	1,332,000,000	1,468,000,000
International Aero Engines [Member]
Schedule Of Equity Method Investments [Line Items]
Equity Method Investment Ownership Percentage	33.00%
Credit Facilities And Debt Obligations Unconsolidated Subsidiaries [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	240,000,000	239,000,000
Guarantee Obligations Current Carrying Value	2,000,000	3,000,000
Guarantee Obligations Term	expire 2013 to 2034
International Aero Engines [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	0	989,000,000
Guarantee Obligations Current Carrying Value	0	20,000,000
Commercial Aerospace [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	346,000,000	323,000,000
Guarantee Obligations Current Carrying Value	7,000,000	30,000,000
Performance Guarantee [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	33,000,000	33,000,000
Guarantee Obligations Current Carrying Value	$ 0	$ 0

Note 17: Collaborative Arrangements (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cost of Goods Sold [Member]
Statement [Line Items]
Collaborator Share Of Revenues Amount	$ 1,295	$ 963	$ 850
Collaborator Share Of Program Costs Amount	(97)	(88)	(83)
Cost of Services [Member]
Statement [Line Items]
Collaborator Share Of Revenues Amount	216	36	38
Research and Development Expense [Member]
Statement [Line Items]
Collaborator Share Of Program Costs Amount	(203)	(220)	(135)
Selling General and Administrative [Member]
Statement [Line Items]
Collaborator Share Of Program Costs Amount	$ (7)	$ (4)	$ (5)
Pratt and Whitney [Member]
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborators interests existing programs low end	14.00%
Collaborators interests existing programs high end	48.00%
Collaborators Partner Share	31.00%

Note 18: Contingent Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Operating Leases Future Minimum Payments Due	$ 2,486
Operating Leases Future Minimum Payments Due Current	646
Operating Leases Future Minimum Payments Due In Two Years	510
Operating Leases Future Minimum Payments Due In Three Years	378
Operating Leases Future Minimum Payments Due In Four Years	255
Operating Leases Future Minimum Payments Due In Five Years	158
Operating Leases Future Minimum Payments Due Thereafter	539
Lease And Rental Expense	457	453	445
Accrual For Environmental Loss Contingencies	$ 847
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency Allegations	As previously disclosed, the U.S. Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney’s F100 engine and General Electric’s F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney’s liability to be $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of $7.09 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts.
Loss Contingency Actions Taken By Plaintiff And Defendant	In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney’s liability under the False Claims Act and remanded the case to the trial court for further proceedings.
Department of Defense Contract Claim Against Sikorsky [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 2008
Loss Contingency Allegations	As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky’s liability is approximately $94 million (including interest through December 31, 2012).
Loss Contingency Damages Sought	$94 million (including interest through December 31, 2012).
Loss Contingency Actions Taken By Defendant	We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims. Trial in the matter concluded in January 2013 and we await a decision from the court. We do not believe the resolution of this matter will have a material adverse effect on our competitive position, results of operations, cash flows or financial condition.
US Air Force Claim Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	June 18, 2012
Loss Contingency Allegations	On June 18, 2012, the trial court found that Pratt & Whitney had breached other obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force may seek damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act. Further proceedings at the trial court will determine the damages, if any, relating to the False Claims Act and common law claims. The government continues to seek damages of $624 million, plus interest.
Loss Contingency Damages Sought	$624 million
Loss Contingency Actions Taken By Plaintiff And Defendant	Pratt & Whitney continues to contend that the government suffered no actual damages. The parties have submitted briefs and await a decision from the trial court. Should the government ultimately prevail, the outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized or cash flows for the period in which damages would be paid.
German Tax Office Against Company [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	August 3, 2012
Loss Contingency Allegations	As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office concerning €203 million (approximately $270 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. A portion of these tax benefits were disallowed by the local German Tax Office on July 5, 2012, as a result of the audit of tax years 1999 to 2000. The legal and factual issues relating to the denial of the tax benefits center on the interpretation and application of a German tax law.
Loss Contingency Damages Sought	€203 million (approximately $270 million)
Loss Contingency Actions Taken By Defendant	On August 3, 2012, the Company filed suit in the local German tax court and intends to litigate vigorously the matter to conclusion. We do not believe the resolution of this matter will have a material adverse effect on our results of operations, cash flows or financial condition.

Note 19: Segment Financial Data (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total net sales	$ 16,443	$ 15,042	$ 13,807	$ 12,416	$ 14,377	$ 14,235	$ 14,469	$ 12,673	$ 57,708	$ 55,754	$ 52,275
Operating profit									7,684	7,846	6,898
Total Assets	89,409				61,452				89,409	61,452	58,493
Fixed Assets, net	8,518				6,201				8,518	6,201	6,280
United States Export Sales									9,201	7,721	7,102
United States Government Sales									10,098	9,108	9,134
Effective Date of Announcement of Changes in Organizational Structure									July 1, 2012
Capital expenditures									1,389	929	838
Depreciation and amortization									1,524	1,263	1,300
Fixed assets, net	8,518				6,201				8,518	6,201
Business Acquisition Revenue Reported by Acquired Entity for Current Year	600								600
US
Segment Reporting Information [Line Items]
Total net sales									32,175	28,993	27,547
Operating profit									3,663	4,264	3,839
Fixed Assets, net	4,311				2,974				4,311	2,974	3,013
Europe [Member]
Segment Reporting Information [Line Items]
Total net sales									11,823	12,344	11,678
Operating profit									2,100	2,089	1,858
Fixed Assets, net	1,804				1,210				1,804	1,210	1,282
United States Export Sales									3,117	2,284	1,902
Asia Pacific [Member]
Segment Reporting Information [Line Items]
Total net sales									8,733	9,016	7,658
Operating profit									1,648	1,429	1,152
Fixed Assets, net	947				883				947	883	839
United States Export Sales									2,998	2,448	2,641
Other Geographic Regions [Member]
Segment Reporting Information [Line Items]
Total net sales									4,964	5,376	5,369
Operating profit									772	711	757
Fixed Assets, net	1,122				760				1,122	760	804
United States Export Sales									3,086	2,989	2,559
Geographical Intersegment Eliminations [Member]
Segment Reporting Information [Line Items]
Total net sales									13	25	23
Operating profit									(499)	(647)	(708)
Fixed Assets, net	334				374				334	374	342
Otis [Member]
Segment Reporting Information [Line Items]
Total net sales									12,056	12,437	11,579
Operating profit									2,512	2,815	2,575
Total Assets	8,866				8,717				8,866	8,717	8,097
Capital Expenditures									141	75	55
Depreciation and Amortization									220	223	211
UTC Climate, Controls and Security [Member]
Segment Reporting Information [Line Items]
Total net sales									17,090	18,864	17,876
Operating profit									2,425	2,212	1,776
Total Assets	22,253				21,630				22,253	21,630	21,837
Capital Expenditures									265	305	234
Depreciation and Amortization									418	432	457
Pratt and Whitney [Member]
Segment Reporting Information [Line Items]
Total net sales									13,964	12,711	12,150
Operating profit									1,589	1,867	1,885
Total Assets	15,938				10,705				15,938	10,705	10,139
Capital Expenditures									462	290	321
Depreciation and Amortization									324	332	340
United States Government Sales									3,718	2,995	3,339
UTC Aerospace Systems [Member]
Segment Reporting Information [Line Items]
Total net sales									8,334	4,760	4,399
Operating profit									944	759	654
Total Assets	35,589				8,593				35,589	8,593	8,540
Capital Expenditures									367	163	117
Depreciation and Amortization									412	172	172
United States Government Sales									1,742	1,021	1,115
Sikorsky [Member]
Segment Reporting Information [Line Items]
Total net sales									6,791	7,355	6,684
Operating profit									712	840	716
Total Assets	4,975				4,628				4,975	4,628	4,521
Capital Expenditures									94	92	108
Depreciation and Amortization									85	84	83
United States Government Sales									4,512	4,967	4,529
Total Segments [Member]
Segment Reporting Information [Line Items]
Total net sales									58,235	56,127	52,688
Operating profit									8,182	8,493	7,606
Total Assets	87,621				54,273				87,621	54,273	53,134
Capital Expenditures									1,329	925	835
Depreciation and Amortization									1,459	1,243	1,263
Eliminations and other [Member]
Segment Reporting Information [Line Items]
Total net sales									(527)	(373)	(413)
Operating profit									(72)	(228)	(331)
Total Assets	1,788				7,179				1,788	7,179	5,359
Capital Expenditures									60	4	3
Depreciation and Amortization									65	20	37
General corporate expenses [Member]
Segment Reporting Information [Line Items]
Total net sales									0	0	0
Operating profit									(426)	(419)	(377)
Other Segments [Member]
Segment Reporting Information [Line Items]
United States Government Sales									$ 126	$ 125	$ 151

Selected Quarterly Financial Data - Unaudited (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2013
Selected Quarterly Financial Information [Abstract]
Total net sales	$ 16,443	$ 15,042	$ 13,807	$ 12,416	$ 14,377	$ 14,235	$ 14,469	$ 12,673	$ 57,708	$ 55,754	$ 52,275
Gross Profit	4,157	4,039	3,873	3,486	3,966	3,897	4,001	3,521
Net income attributable to common shareowners	$ 2,057	$ 1,415	$ 1,328	$ 330	$ 1,325	$ 1,324	$ 1,318	$ 1,012	$ 5,130	$ 4,979	$ 4,373
Earnings Per Share of Common Stock - Basic:
Net income attributable to common shareowners	$ 2.28	$ 1.58	$ 1.49	$ 0.37	$ 1.49	$ 1.49	$ 1.48	$ 1.13	$ 5.73	$ 5.58	$ 4.82
Net income attributable to common shareowners	$ 2.26	$ 1.56	$ 1.47	$ 0.36	$ 1.47	$ 1.47	$ 1.45	$ 1.11	$ 5.66	$ 5.49	$ 4.74
Common Stock Price - High	$ 83.64	$ 82.56	$ 83.57	$ 87.5	$ 80.36	$ 91.83	$ 90.67	$ 85.46
Common Stock Price - Low	$ 74.44	$ 70.95	$ 70.71	$ 73.62	$ 66.87	$ 67.12	$ 81.19	$ 77.05
Dividends Per Share of Common Stock	$ 0.535	$ 0.535	$ 0.48	$ 0.48	$ 0.48	$ 0.48	$ 0.48	$ 0.425	$ 2.03	$ 1.865	$ 1.7
Registered Shareholders Total												22,210

Performance Graph - Unaudited (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
United Technologies Corporation [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	$ 121.28	$ 105.37	$ 110.88	$ 95.4	$ 71.57	$ 100
S And P 500 Index [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	108.59	93.61	91.68	79.67	63	100
Dow Jones Industrial Average [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	$ 113.81	$ 103.24	$ 95.25	$ 83.51	$ 68.07	$ 100

Schedule II - Valuation and Qualifying Accounts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance For Doubtful Accounts And Other Customer Financing Activity [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances And Reserves Charged To Cost And Expense	$ 72	$ 88	$ 58
Valuation Allowances And Reserves Doubtful Accounts Written Off Net	(23)	(38)	(47)
Valuation Allowances And Reserves Charged To Other Accounts	12	(42)	(14)
Valuation Allowances and Reserves, Balance, Ending Balance	517	456	448	451
Valuation Allowance Of Deferred Tax Assets [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances And Reserves Charged To Other Accounts	(23)	(37)	(38)
Valuation Allowances And Reserves Charged To Income Tax Expense	124	130	93
Valuation Allowances And Reserves Reserves Of Businesses Acquired	(71)	0	(3)
Valuation Allowances And Reserves Credited To Income Tax Expense	(245)	(27)	(44)
Valuation Allowances and Reserves, Balance, Ending Balance	$ 904	$ 977	$ 911	$ 903